As filed with the Securities and Exchange Commission on September 20, 1999

                                                    Registration No. 333-____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              ------------------
                  J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.
      (Exact name of registrant as specified in its governing instruments)
                              ------------------

                  DELAWARE                                    13-3789046
(STATE OR OTHER JURISDICTION OF INCORPORATION)             (I.R.S. EMPLOYER
                                                            IDENTIFICATION NO.)

                                60 WALL STREET
                         NEW YORK, NEW YORK 10260-0060
                                (212) 648-3636
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
             INCLUDING AREA CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                              ------------------

                              MICHAEL A. JUNGMAN
                 J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.
                                60 WALL STREET
                         NEW YORK, NEW YORK 10260-0060
                                (212) 648-3636
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                              ------------------

                                   COPY TO:

                              CARLOS A. RODRIGUEZ
                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (212) 839-5300

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time on or after the effective date of this Registration Statement, as determined by market conditions.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |x|

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                               ------------------
                         CALCULATION OF REGISTRATION FEE

========================================================================================================================

             TITLE OF SHARES                    AMOUNT         PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
            TO BE REGISTERED                    TO BE           OFFERING PRICE          AGGREGATE        REGISTRATION
                                              REGISTERED         PER UNIT(1)        OFFERING PRICE(1)         FEE
========================================== ================= ===================== ==================== ================

Mortgage Pass-Through Certificates....        $1,000,000             100%              $1,000,000            $278
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price.


         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

Information contained in this prospectus supplement and the accompanying prospectus is not complete and may be changed. We may not sell these securities until the final prospectus supplement and prospectus are delivered. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


SUBJECT TO COMPLETION DATED ____________ , ____
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED __________, _____)

J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.
Depositor

$________________


MORTGAGE PASS-THROUGH CERTIFICATES, SERIES _____-C_


THE OFFERED CERTIFICATES:

o The trust fund will issue [_______] classes of certificates. Only the following classes of certificates are offered hereby:

CLASS                   INITIAL               INITIAL             EXPECTED
                         CLASS                 PASS-              RATINGS
                      BALANCE OR              THROUGH
                    NOTIONAL AMOUNT             RATE
-------------------------------------------------------------------------------
Class [    ]
Class [    ]
Class [    ]
Class [    ]
Class [    ]
Class [    ]
Class [    ]
Class [    ]
--------------------------



o The certificates will represent beneficial ownership interests in the trust fund only. They will not represent interests in or obligations of the depositor, any of its affiliates or any other entity.


THE TRUST FUND:

o The trust fund will consist primarily of [fixed] [adjustable] rate mortgage loans secured by mortgages or deeds of trust in multifamily or commercial properties.

YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE [o] OF THIS PROSPECTUS SUPPLEMENT AND PAGE [o] IN THE ACCOMPANYING PROSPECTUS.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

The proceeds to the depositor from the initial sale of the offered certificates will be approximately [o]% of the initial principal balance thereof plus accrued interest.

J.P. Morgan Securities Inc. is offering the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.



J.P. MORGAN & CO.
Prospectus Supplement dated ______________

         IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                   SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

         WE PROVIDE INFORMATION TO YOU ABOUT THE OFFERED CERTIFICATES IN TWO SEPARATE DOCUMENTS THAT PROGRESSIVELY PROVIDE MORE DETAIL:

         o THE ACCOMPANYING PROSPECTUS, WHICH PROVIDES GENERAL INFORMATION, SOME OF WHICH MAY NOT APPLY TO THE OFFERED CERTIFICATES AND

         o THIS PROSPECTUS SUPPLEMENT, WHICH DESCRIBES THE SPECIFIC TERMS OF THE OFFERED CERTIFICATES.

         YOU SHOULD READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS BEFORE INVESTING IN ANY OF THE OFFERED CERTIFICATES.

         You should rely only on the information contained in this prospectus supplement and accompanying prospectus. If the description of the offered certificates in the prospectus and in this prospectus supplement varies, you should rely on the information in this prospectus supplement.

         [The photographs of the mortgaged properties included in the prospectus supplement are not representative of all the mortgaged properties or of any particular type of mortgaged property.]

                     LIMITATIONS ON OFFERS OR SOLICITATIONS

         We do not intend this document to be an offer or solicitation:

         (A) if used in a jurisdiction in which such offer or solicitation is not authorized;

         (B) if the person making such offer or solicitation is not qualified to do so; or

         (C) if such offer or solicitation is made to anyone to whom it is unlawful to make such offer or solicitation.

         UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALER'S OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS AN UNDERWRITER AND WITH RESPECT TO UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

Summary of the Prospectus Supplement.........................................1
Risk Factors.................................................................8
Description of the Mortgage Pool............................................26
Description of the Certificates.............................................48
Certain Prepayment, Maturity and Yield Considerations.......................58
Master Servicer and Special Servicer........................................63
Description of the Pooling and Servicing Agreement..........................67
Use of Proceeds.............................................................70
Certain Federal Income Tax Consequences.....................................70
State Tax Considerations....................................................71
Erisa Considerations........................................................71
Legal Investment............................................................73
Plan of Distribution........................................................73
Legal Matters...............................................................74
Rating......................................................................74
Annex B Global Clearance, Settlement and Tax Documentation Procedures........1


                                   PROSPECTUS

Prospectus Supplement........................................................3
Available Information........................................................3
Incorporation of Certain Information by Reference............................5
Summary of Prospectus........................................................6
Risk Factors................................................................14
Description of the Trust Funds..............................................22
Use of Proceeds.............................................................28
Yield Considerations........................................................28
The Depositor...............................................................31
Description of the Certificates.............................................32
Description of the Agreements...............................................39
Description of Credit Support...............................................55
Certain Legal Aspects of Mortgage Loans and the Leases......................57
Certain Federal Income Tax Consequences.....................................72
State Tax Considerations....................................................97
ERISA Considerations........................................................97
Legal Investment............................................................99
Plan of Distribution.......................................................101
Legal Matters..............................................................102
Financial Information......................................................102
Rating.....................................................................102

                      SUMMARY OF THE PROSPECTUS SUPPLEMENT

         You should read carefully the detailed information appearing elsewhere in this prospectus supplement and the accompanying prospectus in making your investment decision. The following executive summary does not include all the information you need to consider to understand all the terms of the certificates.

                                                 THE CERTIFICATES

                                      INITIAL
                                     AGGREGATE                                                  WEIGHTED
                                     CERTIFICATE                                    INITIAL     AVERAGE    PRINCIPAL
                                     PRINCIPAL    % OF    % CREDIT                 PASS-THROUGH LIFE(1)    WINDOW(1)
         CLASS            RATING BY    AMOUNT     TOTAL    SUPPORT    DESCRIPTION     RATE      (YEARS)     (MONTHS)
         -----            ---------    ------     -----    -------    -----------     ----      -------     --------

offered certificates

private certificates

 (1) Assumes no prepayments or defaults.

[(2) The pass-through rate for the class [ ] certificates will be equal to the weighted average of the remittance rates on the mortgage loans minus the weighted average of the pass-through rates on all other classes of certificates.]] [The initial pass-through rate on the class [ ] certificates will be _________% per annum.] [The pass-through rate for the class [ ] certificates will be equal to the weighted average of the remittance rates on the mortgage loans [minus ___%.]]

REGISTRATION OF THE OFFERED
CERTIFICATES                       [The offered certificates initially will be
                                   issued in book-entry form. Certificateholders acquiring beneficial ownership interests in the offered certificates may elect to hold their book-entry certificate interests either through The Depository Trust Company, in the
                                   United States, or through Cedelbank, societe anonyme or the Euroclear System, in Europe.]

DENOMINATIONS                      The certificates will be issuable [on
                                   book-entry records] [in fully registered, certified form] in denominations of (except in the case of the class [ ] certificates)
                                   $_____ and integral multiples of $_____ in excess thereof. The class [ ] certificates will be issuable in denominations of $_____ notional amount and integral multiples of $___ notional amount.


                               THE MORTGAGE LOANS

THE MORTGAGE POOL                  The trust fund will consist of a pool of __
                                   [fixed] [adjustable] rate mortgage loans secured by first liens on fee simple and/or leasehold interests in [office, multifamily, retail, hospitality, industrial, nursing home, congregate care, independent living, mobile home park, storage, mixed use and other commercial properties] located in __ states [and [other countries]].


                                 General Mortgage Loan Characteristics
                         (as of the Cut-off Date, unless otherwise indicated)

                                                                      Mortgage
                                                                        Pool
                                                                      --------

                       Initial Balance                                    $
                       Number of Mortgage Loans
                       Number of Mortgaged Properties
                       Average Mortgage Loan Balance                      $
                       Maximum Mortgage Loan Balance                      $
                       Minimum Mortgage Loan Balance                      $
                       Weighted Average Mortgage Rate                     %
                       Range of Mortgage Rates                           %-%
                       Weighted Average Remaining Term to the
                       Earlier of Maturity or Anticipated
                       Repayment Date
                       Range of Remaining Term to the Earlier of Maturity or Anticipated Repayment Date
                       Percentage of Initial Pool Balance made
                       up of:

                       Anticipated Repayment Date Loans                   %
                       Fully Amortizing Loans (other than                 %
                          Anticipated Repayment Date Loans)
                       Balloon Loans                                      %
                       Multi-Property Loans                               %
                       Credit Lease Loans                                 %
                       Crossed Loans                                      %
                       [other characteristics]

PRINCIPAL PREPAYMENTS              Any mortgage loan may contain provisions
                                   which for a period of time:

                                   o    prohibit voluntary prepayments,

                                   o    require the payment of prepayment
                                   premiums in connection with voluntary
                                   prepayments,

                                   o    allow the borrower to defease the loan
                                   by substituting United States Treasury
                                   obligations for the mortgaged property, or

                                   o    allow the borrower to make a prepayment
                                   in full or in part.


                                   THE PARTIES

DEPOSITOR                          J.P. Morgan Commercial Mortgage Finance
                                   Corp., a Delaware corporation, an indirect wholly-owned limited purpose finance subsidiary of J.P. Morgan & Co. Incorporated and an affiliate of the underwriter.

SELLER                             Morgan Guaranty Trust Company of New York.
                                   Approximately _____% of the mortgage loans were originated by the seller and the remaining were originated by various other institutions. The seller is an affiliate of the depositor and of J.P. Morgan Securities Inc., the underwriter.

ORIGINATORS                        _________ mortgage loans representing
                                   approximately _____% of the initial pool
                                   balance were originated by Morgan Guaranty
                                   Trust Company of New York; __ mortgage loans
                                   representing approximately ____% of the
                                   initial pool balance were originated by
                                   ___________________________; __ mortgage
                                   loans representing approximately ____% of the
                                   initial pool balance were originated by
                                   ____________________________; and __ mortgage
                                   loan representing approximately ____% of the
                                   initial pool balance was originated by
                                   _______________________.

[MASTER SERVICER                   ________________, a_______________.]

[SPECIAL SERVICER                  __________________________________________,
                                   a, __________________. [The special servicer
                                   may be removed without cause under certain circumstances described herein.]

TRUSTEE                            __________________________________________,
                                   a, __________________.

[DEAL INFORMATION/ANALYTICS        It is anticipated that certain mortgage pool
                                   and certificate information will be available from the following services:
                                   __________________.]


                                   SIGNIFICANT DATES

CUT-OFF DATE                       _________ , _____.

DELIVERY DATE                      On or about _________ ___, _____.

DISTRIBUTION                       DATES The ____ day of each month or, if such
                                   ____ day is not a business day, on the next
                                   succeeding business day, beginning in
                                   _________ _____.

RECORD DATE                        With respect to each distribution date, the
                                   close of business on the last business day of the preceding month.

[RATED FINAL DISTRIBUTION DATE     The distribution date in ____________.]


                                   DISTRIBUTIONS


INTEREST DISTRIBUTIONS ON

THE CERTIFICATES                   In general, holders of each class of
                                   certificates will be entitled to receive on each distribution date in the order of priority, to the extent available, distributions allocable to interest equal to the interest accrued during the interest accrual period on the related class balance
                                   (or notional amount) at the pass-through rate. The notional amount of the class [ ] certificates will equal the aggregate class balance of all the certificates. The notional amount does not entitle the class [ ] certificates to any distributions of principal.

                                   Distributions will be made on each
                                   distribution date. The chart below sets forth the priority of each class for the payment of interest to each class in descending order. If a class of certificates is entitled to principal on a distribution date interest on lower classes on the chart will only be paid after payment of principal.

                                   -------------------------------------------
                                   |          Class [ ], Class [ ],          |
                                   |    Class [ ] and Class [ ], pro rata    |
                                   -------------------------------------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                   -------------------------------------------
                                   |          Private Certificates           |
                                   -------------------------------------------

PRINCIPAL DISTRIBUTIONS ON THE
CERTIFICATES                       In general, holders of a class of
                                   certificates will be entitled to receive on each distribution date principal in the order set forth in the chart below, until the related class balance is reduced to zero, to the extent available remaining after the payment of interest for such class of certificates.

                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                   -------------------------------------------
                                   |          Private Certificates           |
                                   -------------------------------------------

                                   The Class [ ] Certificates do not have a class balance and are therefore not entitled to any principal distributions.

ADVANCES The servicers are required to make advances for delinquent monthly payments on the mortgage loans and for some expenses. To the extent that a servicer fails to make any advance required of it, the trustee shall make such required advance. As more fully described herein, if either servicer or the trustee makes an advance it will be entitled to reimbursement and interest, on such advance. Neither the servicers nor the trustee will be obligated to make an advance if it determines that the advance would not be recoverable.

                                   OTHER CONSIDERATIONS

ALLOCATION OF LOSSES               Realized losses and collateral value
                                   adjustments on the mortgage loans will be allocated in descending order:

                                   -------------------------------------------
                                   |          Private Certificates           |
                                   -------------------------------------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                                 ---------------
                                                 |  Class [ ]  |
                                                 ---------------
                                                        |
                                                        |
                                   -------------------------------------------
                                   |         Class [ ], Class [ ],           |
                                   |    Class [ ] and Class [ ], pro rata    |
                                   -------------------------------------------

SPECIAL YIELD CONSIDERATIONS       A higher than anticipated rate of prepayments
                                   would reduce the aggregate principal balance of the mortgage loans more quickly than expected, thereby reducing the aggregate interest payments with respect to such mortgage loans. Therefore, a higher rate of principal prepayments could result in a lower than expected yield to maturity on classes of certificates purchased at a premium.
                                   Conversely, a lower than anticipated rate of principal prepayments could result in a lower than expected yield to maturity on classes of certificates purchased at a discount since payments of principal with respect to the mortgage loans would occur later than anticipated.

                                   The yield to investors on the class [ ]
                                   certificates will be especially sensitive to the rate and timing of prepayments, defaults and liquidations on the mortgage loans and could result in the failure of investors in the class [ ] certificates to recover their initial investments. The yield on the class [ ] certificates will be materially and adversely affected to a greater extent than the yields on other offered certificates if the mortgage loans with higher mortgage interest rates prepay faster than the mortgage loans with lower mortgage interest rates.

TAX STATUS                         [One] [Two] [Three] real estate mortgage
                                   investment conduit elections will be made with respect to the trust fund for federal income tax purposes. Upon the issuance of the offered certificates, Brown & Wood llp, counsel to the depositor, will deliver its opinion generally to the effect that for federal income tax purposes, [REMIC I, REMIC
                                   II and REMIC III] will each qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986, as amended
                                   (the "Code").

                                   The class [ ] certificates will, and the other offered certificates may, be treated as having been issued with original issue discount for federal income tax purposes.

ERISA CONSIDERATIONS               Subject to important considerations described
                                   under "ERISA Considerations" in this
                                   prospectus supplement and in the accompanying prospectus, the class [ ] and class [ ] certificates will be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

RATING The ratings on the offered certificates address the likelihood of the receipt by holders of offered certificates of distributions principal and interest to which they are entitled. They do not address the likely actual rate of prepayments. Such rate of prepayments, if different than originally anticipated, could adversely affect the yield realized by holders of the offered certificates or cause the class [ ] certificateholders to fail to recover their initial investments.

LEGAL INVESTMENT                   The class [ ] and class [ ] certificates
                                   [will] [will not] be "mortgage related
                                   securities" within the meaning of the
                                   Secondary Mortgage Market Enhancement Act of
                                   1984 ("SMMEA") [so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization].

                                   Investors should consult their own legal advisors to determine whether and to what extent the offered certificates constitute legal investments for them.

                                  RISK FACTORS

         [Risk factors will vary depending on the characteristics of the assets of the trust fund]

         You should consider, among other things, the following risk factors (as well as the risk factors set forth under "Risk Factors" in the prospectus) in connection with an investment in the offered certificates. The risks described in this section, together with those described in the prospectus under "Risk Factors" summarize material risks relating to the certificates at this time.


                               THE MORTGAGE LOANS

MORTGAGE LOANS REPRESENTING A
SIGNIFICANT PERCENTAGE OF THE
MORTGAGE POOL AND A SIGNIFICANT
CONCENTRATION OF RELATED
BORROWERS INCREASE RISK OF A
SEVERE LOSS                        The average principal balance of the mortgage
                                   loans as of the cut-off date is approximately
                                   $________, which is equal to approximately
                                   ____% of the initial pool balance. Several of the mortgage loans have principal balances as of the cut-off date that are substantially higher than the average principal balance as of the cut-off date. In addition, there are several groups of mortgage loans with related mortgagors. In general, significant concentrations can result in losses that are more severe than would be the case if the aggregate balance of such pool were more evenly distributed among the mortgage loans in such pool. No mortgage loan represents more than ____% of the initial pool balance and no mortgage loans with related mortgagors represent in the aggregate more than _____% of the initial pool balance

                                   Approximately [o]% of the mortgage loans were made to affiliated mortgagors. If an entity that owns or controls several mortgaged properties experiences financial difficulty at one mortgaged property, it could defer maintenance at another mortgaged property in order to satisfy current expenses with respect to the troubled mortgaged property. Alternatively, it could attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting monthly payments for an indefinite period on all of the related mortgage loans.

TIMING OF PRINCIPAL PREPAYMENTS
MAYLEAD TO DIFFERENT ASSET
CONCENTRATIONS THAN IN THE
INITIAL MORTGAGE POOL              If principal payments, property releases, or
                                   prepayments are made on a mortgage loan, the remaining mortgage pool may be subject to more concentrated risk with respect to the diversity of properties, types of properties and property characteristics and with respect to the number of mortgagors.

                                   Because principal on the offered certificates is payable in sequential order, and no class receives principal until the class balance of the preceding class or classes has been reduced to zero, classes that have a lower sequential priority are more likely to be exposed to this risk than classes with a higher sequential priority.

THE GEOGRAPHIC CONCENTRATION OF
MORTGAGED PROPERTIES SUBJECTS THE
TRUST FUND TO A GREATER EXTENT TO
STATE OR REGIONAL CONDITIONS       _____, _____ and _____ of the mortgaged
                                   properties, representing approximately ___,
                                   ___ and ___%, respectively, of the aggregate principal balance of the mortgage loans as of the cut-off date, are located in _____, ___ and _____, respectively. Except as indicated in the immediately preceding sentence, no more than ___% of the mortgage loans, by aggregate principal balance of the mortgage loans as of the cut-off date are secured by mortgaged properties in any one state.

                                   The concentration of mortgaged properties in a specific state or region will make the performance of the mortgage pool as a whole, more sensitive to the following factors in the state or region where the mortgagors and the mortgaged properties are located:

                                        o    economic conditions

                                        o    conditions in the real estate
                                             market

                                        o    changes in governmental rules and
                                             fiscal policies;

                                        o    acts of God; and

                                        o    other factors which are beyond the
                                             control of the mortgagors.

ENVIRONMENTAL LAWS MAY ADVERSELY
AFFECT THE VALUE OF AND CASH FLOW
FROM A MORTGAGED PROPERTY          Under various federal, state and local
                                   environmental laws, ordinances and
                                   regulations, a current or previous owner or operator of real property may be liable for the costs of cleanup of environmental contamination on, under, adjacent to or in such property. Such laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of such contamination. The cost of any required cleanup and the owner's liability for these costs are generally not limited under these laws and could exceed the value of the property and the aggregate assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to properly clean up contamination on the property, may adversely affect the owner's or operator's ability to borrow using the property as collateral.

                                   Certain environmental laws impose liability for releases of asbestos into the air. Third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to asbestos.

                                   Under some environmental laws, such as the federal Comprehensive Environmental Response, Compensation and Liability Act, as well as certain state laws, a secured lender (such as the trust fund) may be liable as an "owner" or "operator", for the costs of responding to a release or threatened release of hazardous substances on or from a mortgagor's property. Liability may be imposed on the lender if its agents or employees are deemed to have participated in the management of the mortgagor's property, regardless of whether a previous owner caused the environmental damage. The trust fund's potential exposure to liability for cleanup costs may increase if the trust fund actually takes possession of a mortgagor's property, or control of its day-to-day operations, as, for example, through the appointment of a receiver.

                                   [An environmental site assessment of each of the mortgaged properties was performed (in some cases, prior assessments were updated) in connection with the initial underwriting and origination of the mortgage loans. An environmental site assessment does not generally include environmental testing. In certain cases, additional environmental testing was performed.]

                                   [The following information is based on the environmental site assessments and has not been independently verified by the seller, the depositor, the servicers, the trustee, the underwriter, or by any of their respective affiliates. With respect to a number of the mortgaged properties, the environmental site assessments revealed the presence or possible presence of asbestos-containing materials, radon gas or other environmental concerns. [None of these issues constituted a material violation of any environmental law in the judgment of the assessor. In these cases, the mortgagors agreed to establish and implement operations and maintenance programs or had other remediation agreements or escrows in place.]]

                                   It is possible that the environmental site assessments did not reveal all environmental liabilities, that there are material environmental liabilities of which neither the seller nor the depositor are aware or that the environmental condition of the mortgaged properties could be affected in the future by tenants, occupants, or third parties unrelated to the mortgagors.

                                   [Each mortgagor has represented that:

                                   o except as described in the environmental reports referred to above, each mortgaged property was, or to the best of the mortgagor's knowledge was, in compliance with applicable environmental laws and regulations on the date of the origination of the related mortgage loan.

                                   o except as described in the environmental reports, no actions, suits or proceedings have been commenced or are pending or, to the best of the mortgagor's knowledge are threatened, with respect to any applicable environmental laws.

                                   o    such mortgagor has not received any
                                        notice of violation of any legal
                                        requirement related to the use and
                                        occupancy of any mortgaged property and
                                        has agreed not to use, cause or permit
                                        the presence on the related mortgaged
                                        property of any hazardous materials in a manner which violates any applicable law.]

                                   The principal security for the obligations under each mortgage loan consists of the mortgaged property. Therefore, if any of the representations described in the preceding paragraph are breached, there can be no assurance that any other assets of the mortgagor would be available in connection with any exercise of remedies in response to such a breach. In addition, most mortgagors are structured as single asset entities and therefore have no assets other than the mortgaged property.

AVAILABLE APPRAISALS AND MARKET
STUDIES OF MORTGAGED PROPERTIES
MAY NOT BE INDICATIVE OF PRESENT
OR FUTURE VALUE                    An appraisal of each of the mortgaged
                                   properties was made between ________ and ___________. It is possible that the market value of a mortgaged property securing a mortgage loan has declined since the most recent appraisal for such mortgaged property.
                                   Appraisals represent the analysis and opinion of the respective appraisers at or before the time made and are not guarantees, and may not be indicative, of present or future value.
                                   Another appraiser may have arrived at a
                                   different valuation, even if such appraiser used the same general approach to, and the same method of, appraising the property.

                                   Appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller. Such amount could be significantly higher than the amount obtained from the sale of a mortgaged property under a distress or liquidation sale.

SINCE INSPECTIONS MADE OF THE
MORTGAGED PROPERTY WERE LIMITED,
SOME ADVERSE CONDITIONS MAY NOT
HAVE BEEN IDENTIFIED               The mortgaged properties were inspected by
                                   licensed engineers at the time the mortgage loans were originated to assess the structure, exterior walls, roofing interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements located on the mortgaged properties. There can be no assurance that all conditions requiring repair or replacement have been identified in such inspections.

ADDITIONAL DEBT SECURED BY THE
MORTGAGED PROPERTIES MAY ADVERSELY
AFFECT REALIZATION ON COLLATERAL   The mortgage loans generally prohibit the
                                   mortgagors from incurring any additional debt that is secured by the related mortgaged property without the consent of the mortgagee.

                                   The existence of such other debt could:

                                   o adversely affect the financial viability of the mortgagors;

                                   o    adversely affect the security interest
                                        of the lender in the equipment or other
                                        assets acquired through such financings;

                                   o    complicate bankruptcy proceedings; and

                                   o    delay foreclosure on the related
                                        mortgaged property.

                                   In cases where one or more junior liens are imposed on a mortgaged property or the mortgagor incurs other indebtedness, the trust fund is subjected to additional risks, including, the risks that the mortgagor may have greater incentives to repay the junior or unsecured indebtedness first and that it may be more difficult for the mortgagor to refinance the mortgage loan or to sell the mortgaged property for purposes of making the balloon payment upon the maturity of the mortgage loan.

CROSS-COLLATERALIZING AND CROSS-
DEFAULTING PROPERTIES CONCENTRATE
BORROWER RISK AND COULD BE
CHALLENGED AS FRAUDULENT
CONVEYANCES                        [o] of the mortgage loans, representing
                                   approximately [o] of the , representing
                                   approximately ______% of the aggregate
                                   principal balance of the mortgage loans as of the cut-off date, are cross-collateralized and/or cross-defaulted with other mortgage loans in the mortgage pool. These arrangements attempt to reduce the risk that one mortgaged property may not generate enough net operating income to pay debt service. Securing a mortgage loan with multiple properties generally reduces the risk that the net operating income generated by such properties will not be sufficient to pay debt service and result in defaults and ultimate losses. However, such crossed mortgaged properties generally will be managed by the same managers or affiliated managers or will be subject to the management of the same borrowers or affiliated borrowers.

                                   Cross-Collateralization arrangements
                                   involving more than one mortgagor could be challenged as a fraudulent conveyance if:

                                   o    one of the mortgagors were to become a
                                        debtor in a bankruptcy case;

                                   o    such borrower did not receive fair
                                        consideration or reasonably equivalent
                                        value in exchange for allowing its
                                        mortgaged property to be encumbered and, among other things;

                                   o    at the time the lien was granted, the
                                        mortgagor was:

                                        o    insolvent,

                                        o    inadequately capitalized or

                                        o    unable to pay its debts.

AMOUNT OF BALLOON PAYMENT MAKES A
BALLOON LOAN RISKIER               _______ mortgage loans, representing
                                   approximately ______% of the aggregate
                                   principal balance of the mortgage loans as of the cut-off date, are balloon loans. The balloon loans do not fully amortize over their terms to maturity and, thus, require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage loans with balloon payments are riskier because the ability of a mortgagor to make a balloon payment will depend upon its ability either to refinance the loan or to sell the related mortgaged property in a timely fashion. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including :

                                   o the level of available mortgage interest rates at the time of sale or refinancing;

                                   o    the mortgagor's equity in the related
                                        mortgaged property;

                                   o    the financial condition and operating
                                        history of the mortgagor and the related mortgaged property;

                                   o    tax laws;

                                   o    rent control laws (with respect to
                                        certain multifamily properties);

                                   o    renewability of operating licenses;

                                   o    prevailing general economic conditions;
                                        and

                                   o    the availability of credit for
                                        commercial or multifamily real
                                        properties.

AMOUNT EXPECTED TO BE PAID ON
ANTICIPATED REPAYMENT DATE MAKES
ANTICIPATED REPAYMENT DATE LOANS
RISKIER ______ mortgage loans, representing approximately ______% of the aggregate principal balance of the mortgage loans as of the cut-off date, are anticipated repayment date loans. After the anticipated repayment date, any excess cash flow will be required to be applied to payments of principal and interest on the related anticipated repayment date loan. All of the anticipated repayment date loans will have substantial principal balances on their anticipated repayment date. The failure to pay an anticipated repayment date loan by the related anticipated repayment date will not result in an event of default or acceleration.

                                   The ability of a mortgagor to repay a
                                   mortgage loan on the anticipated repayment date will depend on its ability either to refinance the mortgage loan or to sell the related mortgaged property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including:

                                   o the level of available mortgage interest rates at the time of sale or refinancing;

                                   o    the mortgagor's equity in the related
                                        mortgaged property;

                                   o    the financial condition and operating
                                        history of the mortgagor and the related mortgaged property;

                                   o    tax laws;

                                   o    rent control laws (with respect to
                                        certain multifamily properties);

                                   o    renewability of operating licenses.

                                   o    prevailing general economic conditions;
                                        and

                                   o    the availability of credit for
                                        commercial or multifamily real
                                        properties.

POOR PROPERTY MANAGEMENT WILL
LOWER THE PERFORMANCE OF THE
RELATED MORTGAGED PROPERTY         The successful operation of a real estate
                                   project also depends on the performance and viability of the property manager. Properties deriving revenues primarily from short-term sources (such as hotels, nursing homes, self-storage facilities and health care facilities) generally are more management intensive than properties leased to creditworthy tenants under long-term leases.
                                   The property manager is generally responsible for:

                                   o    operating the properties;

                                   o    providing building services;

                                   o establishing and implementing the rental structure;

                                   o    managing operating expenses;

                                   o    responding to changes in the local
                                        market; and

                                   o    advising the mortgagor with respect to
                                        maintenance and capital improvements.

                                   Property managers may not be in a financial condition to fulfill their management responsibilities.

                                   Certain of the mortgaged properties are
                                   managed by affiliates of the applicable
                                   mortgagor. If a mortgage loan is in default or undergoing special servicing, such relationship could disrupt the management of the underlying property. This may adversely affect cash flow. However, the mortgage loans generally permit the lender to remove the property manager upon the occurrence of an event of default, a decline in cash flow below a specified level or the failure to satisfy some other specified performance trigger.

THE MORTGAGED PROPERTIES INCLUDE
A SIGNIFICANT CONCENTRATION OF
NURSING HOMES, CONGREGATE CARE
PROPERTIES AND ASSISTED LIVING
FACILITIES; THE NEED TO COMPLY
WITH REGULATORY FRAMEWORKS
APPLICABLE TO NURSING HOMES,
CONGREGATE CARE PROPERTIES AND
ASSISTED LIVING FACILITIES MAY
ADVERSELY AFFECT VALUE OF SUCH
PROPERTIES OR COLLATERAL.          Approximately ____ of the mortgage loans
                                   representing ____% of the aggregate principal balance of the mortgage loans as of the cut-off date are secured by nursing homes, congregate care properties and assisted living facilities. Mortgage loans secured by liens on such residential health care facilities have risks not associated with loans secured by liens on other types of income-producing real estate. These risks may lead to adverse consequences which may have a negative impact on the payments of the offered certificates.

x Providers of long-term nursing care, assisted living and other medical services are subject to federal and state laws that relate to:

                                   o    the adequacy of medical care;

                                   o    distribution of pharmaceuticals;

                                   o    rate setting;

                                   o    equipment;

                                   o    personnel;

                                   o    operating policies and additions to
                                        facilities and services; and

                                   o    to the reimbursement policies of
                                        government programs and private
                                        insurers.

                                   The failure of any of the mortgagors to
                                   maintain or renew any required license or regulatory approval could prevent it from continuing operations or bar it from participation in certain reimbursement programs. In the event of foreclosure, the Trustee or any other purchaser at a foreclosure sale may not be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained.

                                   To the extent any nursing home receives a significant portion of its revenues from government reimbursement programs, primarily Medicaid and Medicare, such revenue may be subject to:

                                   o    statutory and regulatory changes;

                                   o    retroactive rate adjustments;

                                   o    administrative rulings;

                                   o    policy interpretations;

                                   o    delays by fiscal intermediaries; and

                                   o    government funding restrictions.

                                   Governmental payors have employed
                                   cost-containment measures that limit payments to health care providers, and there are various proposals that could materially change or curtail those payments. There can be no assurances that payments under government programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. Net operating income of the mortgaged properties that receive substantial revenues from those sources, and consequently, the ability of the related mortgagors to meet their mortgage loan obligations, could be adversely affected.

                                   Under applicable federal and state laws and regulations, including those that govern Medicare and Medicaid programs, only the provider who actually furnished the related medical goods and services may sue for or enforce its rights to reimbursement. In the event of foreclosure, none of the trustee, the master servicer, the special servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

THE MORTGAGED PROPERTIES INCLUDE
A SIGNIFICANT CONCENTRATION OF
HOSPITALITY PROPERTIES;
HOSPITALITY PROPERTIES ARE MORE
SENSITIVE TO ADVERSE ECONOMIC
CONDITIONS                         Approximately [o]% of the mortgage loans,
                                   representing approximately ______% of the aggregate principal balance of the mortgage loans as of the cut-off date, are secured by full service hotels, limited service hotels, extended stay hotels or motels. The value and cash flow of hospitality properties will depend on the following factors:

                                   o    adverse economic conditions; because
                                        hotel rooms generally are rented for
                                        short periods of time, hotels tend to be more sensitive to adverse economic conditions and competition than are other commercial properties;

                                   o    the physical condition of the
                                        hospitality property;

                                   o    the financial strength and capabilities
                                        of the owner and operator of a hotel;

                                   o financial strength and public perception of the franchise service mark and the continued existence of the franchise license agreement; and

                                   o    the continued existence of a liquor
                                        license.

                                   Most of the hospitality properties have
                                   liquor licenses. Some states do not permit liquor licenses to he held other than by a natural person. Consequently, liquor licenses for hotel properties located in such jurisdictions are held by an individual affiliated with the related mortgagor or manager. Generally, a liquor license may not be transferred without the approval of the relevant licensing authority. In the event of a foreclosure of a hospitality property, it is unlikely that the trustee, master servicer, Special Servicer or purchaser in any such sale would be entitled to the rights under the liquor license for such hospitality property. Such party would be required to apply in its own name for such license.

THE MORTGAGED PROPERTIES INCLUDE
A SIGNIFICANT CONCENTRATION OF
RETAIL PROPERTIES; THE FAILURE OF
AN IMPORTANT TENANT WILL HAVE A
NEGATIVE IMPACT ON RETAIL
PROPERTIES                         Approximately [o]% of the mortgage loans,
                                   representing approximately ______% of the aggregate principal balance of the mortgage loans as of the cut-off date, are secured by single tenant properties. Income from and the market value of retail, office and industrial mortgaged properties occupied by a single tenant would be adversely affected under the following circumstances:

                                   o    if space in such mortgaged properties
                                        could not be leased or relet on terms
                                        comparable to the prior lease;

                                   o    if tenants were unable to meet their
                                        lease obligations;

                                   o if a significant tenant were to become a debtor in a bankruptcy case; and

                                   o    if for any other reason rental payments
                                        could not be collected.

                                   Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, could exceed the amount of any reserves maintained for such purpose and could reduce cash flow from the mortgaged properties. Although certain of the mortgage loans require the mortgagor to maintain escrows for such expenses, there can be no assurance that such factors will not adversely affect the ability of a mortgagor to repay a mortgage loan.

                                   The success of its anchor tenant is important to a shopping center property. An anchor tenant attracts and maintains other stores and it generates consumer traffic. The failure of one or more specified tenants, such as an anchor tenant, to operate from its premises may give certain tenants the right to terminate or reduce rents under their leases.

THE MORTGAGED PROPERTIES INCLUDE
A SIGNIFICANT CONCENTRATION OF
MOBILE HOME PARK PROPERTIES;
MOBILE HOME PARK PROPERTIES HAVE
LIMITED USES AND OTHER
CHARACTERISTICS THAT MAY
ADVERSELY AFFECT PERFORMANCE       Approximately [ ]% of the mortgage loans,
                                   representing [ ]% of the aggregate principal balance of the mortgage loans as of the cut-off date, are secured by mobile home park properties. Various factors may adversely affect the value and successful operation of mobile home park properties, including:

                                   o the number of competing mobile home park properties and other residential developments, including, apartment buildings and single family homes, in the local market;

                                   o    the age, appearance and reputation of
                                        the community;

                                   o    the ability of management to provide
                                        adequate maintenance and insurance; and

                                   o    the types of services and amenities it
                                        provides

                                   Other factors you should consider regarding mobile home park properties:

                                   o    they are a property type that is not
                                        easily converted to another property
                                        type; and

                                   o    some mobile home park properties may
                                        lease sites to non-permanent
                                        recreational vehicles, which occupancy
                                        is often very seasonal in nature.

THE MORTGAGED PROPERTIES INCLUDE
A SIGNIFICANT CONCENTRATION OF
SELF-STORAGE FACILITIES; SELF-
STORAGE FACILITIES HAVE LIMITED
USES AND OTHER CHARACTERISTICS
THAT MAY ADVERSELY AFFECT
PROPERTY VALUE                     Approximately [ ]% of the mortgage loans
                                   representing [ ]% of the aggregate principal balance of the mortgage loans as of the cut-off date are secured by self-storage facilities. Various factors may adversely affect the value and successful operation of a self-storage facility, including:

                                   o competition because both acquisition and development costs and break-even occupancy are relatively low:

                                   o    conversion of self-storage facility to
                                        an alternative use generally requires
                                        substantial capital expenditures;

                                   o    security concerns; and

                                   o    user privacy and ease of access to
                                        individual storage space may increase
                                        environmental risks, although lease
                                        agreements generally prohibit users from storing hazardous substances in the units.

                                   [The environmental assessments conducted with respect to most of the mortgaged properties and discussed in this prospectus supplement did not include an inspection of the contents of the self-storage units of the self-storage properties. Accordingly, there is no assurance that all of the units included in the self-storage properties are free from hazardous substances or will remain so in the future.]

THE MORTGAGED PROPERTIES INCLUDE
A SIGNIFICANT CONCENTRATION OF
OFFICE PROPERTIES; THE PERFORMANCE
OF OFFICE PROPERTIES DEPENDS
ON THE AMENITIES AND LOCATION
THEREOF AND THE QUALITY OF ITS
TENANTS Approximately [ ]% of the mortgage loans representing [ ]% of the aggregate principal balance of the mortgage loans as of the cut-off date are secured by office properties. The value and cash flow of office properties will depend on the following factors:

                                   o    the strength, stability, number and
                                        quality of the tenants;

                                   o the physical attributes and amenities of the building in relation to competing buildings;

                                   o whether the area is a desirable business location;

                                   o    local labor cost and quality, tax
                                        environment (including tax benefits) and quality of life issues such as schools and cultural amenities;

                                   o    the financial condition of the owner;
                                        and

                                   o    access to transportation

THE MORTGAGE PROPERTIES INCLUDE A
SIGNIFICANT CONCENTRATION OF
MULTIFAMILY PROPERTIES; THE
PERFORMANCE OF MULTIFAMILY
PROPERTIES IS SUBJECT TO
REGULATIONS AND DEMOGRAPHIC
CONDITIONS                         Approximately [ ]% of the mortgage loans,
                                   representing [ ]% of the aggregate principal balance of the mortgage loans as of the cut-off date, are secured by multifamily properties. The value and cash flow of a multifamily property will depend on the following factors;

                                   o    the number of competing residential
                                        developments in the local market
                                        (including apartment buildings,
                                        manufactured housing communities and
                                        site-built single family homes);

                                   o the physical attributes and amenities of the building in relation to competing buildings;

                                   o    the reputation of the multifamily
                                        apartment building; and

                                   o    applicable state and local regulations
                                        designed to protect tenants in
                                        connection with evictions and rent
                                        increases.

                                   Other factors that may limit the amount of rent that can be charged and may result in a reduction in timely rent payments or a reduction of occupancy levels include:

                                   o    local military base or factory closings;

                                   o    national and local politics, to the
                                        extent they result in changes to rent
                                        stabilization and rent control laws and
                                        agreements; and

                                   o    the level of mortgage interest rates to
                                        the extent it encourages tenants to
                                        purchase housing.

THE MORTGAGED PROPERTIES INCLUDE
A SIGNIFICANT CONCENTRATION OF
INDUSTRIAL PROPERTIES; THE DESIGN
OF INDUSTRIAL PROPERTIES NEEDS
TO BE ADAPTABLE TO SEVERAL AND NEW
USES TO PROTECT VALUE              Approximately [ ]% of the mortgage loans,
                                   representing [ ]% of the aggregate principal balance of the mortgage loans as of the cut-off date, are secured by industrial properties. The value and cash flow of industrial properties will depend on the following factors:

                                   o the quality of major tenants, especially if occupied by a single tenant;

                                   o    aspects of building site design such as
                                        clear heights, column spacing, zoning
                                        restrictions, number of bays and bay
                                        depths, divisibility, truck turning
                                        radius and overall functions and
                                        accessibility;

                                   o    proximity to supply sources, labor and
                                        customers and accessibility to rail
                                        lines, major roadways and other
                                        distribution channels; and

                                   o    the ability to adapt the mortgaged
                                        property as an industry segment develops or declines.

THE MORTGAGE LOANS INCLUDE A
SIGNIFICANT CONCENTRATION OF
CREDIT LEASE LOANS; THE
PERFORMANCE OF CREDIT LEASE
LOANS WILL DEPEND PRIMARILY ON
THE PERFORMANCE OF THE CREDIT
TENANT Approximately [ ]% of the mortgage loans, representing [ ]% of the aggregate principal balance of the mortgage loans as of the cut-off date, are secured by credit lease obligations. The performance of credit lease loans will depend principally on the payment by the related tenant or by the guarantor, if any, of such monthly rental payments and other payments due under the credit lease. In reliance on the tenant's or guarantor's credit rating, the credit lease loans were generally underwritten to lower debt service coverage ratios and/or higher loan-to-value ratios than other mortgage loans.

                                   A downgrade in the credit rating of any of the tenants and/or the guarantors may adversely affect the rating of the offered certificates.

                                   If a default occurs before significant
                                   amortization of the credit lease loan has occurred and no recovery is available from the related borrower, the tenant or any guarantor, it is unlikely that the special servicer will be able to recover in full the amounts then due under the credit lease loan.

THE VALUE OF PROPERTIES SECURING
CONSTRUCTIONS LOANS IS DEPENDENT
ON COMPLETION                       The improvements on certain mortgaged
                                   properties representing the security for
                                   ____% of the mortgage loans representing [ ]% of the aggregate principal balance of the mortgage loans as of the cut-off-date, were under construction as of the cut-off date. The cost of developing commercial properties may exceed projections and construction may not be completed on schedule, resulting in increased construction costs. [For each such mortgage loan, the lender has obtained a completion guaranty from
                                   ____________________. However, if
                                   construction is not completed for any reason
                                   [and the completion guaranty is not honored], the value of the related mortgage property could be substantially less than the value utilized in calculating its loan-to-value ratio.]

CERTAIN PARTIES MAY HAVE CONFLICTS
OF INTEREST WITH RESPECT TO THE
MORTGAGED PROPERTIES               A substantial number of the mortgaged
                                   properties are managed by property managers affiliated with the respective mortgagors.
                                   These property managers may also manage
                                   additional properties, including properties that may compete with the mortgaged properties. Affiliates of the managers and/or the mortgagors, or the managers and/or the mortgagors themselves, may also own other properties, including competing properties.
                                   Therefore, the managers of the mortgaged properties and the mortgagors may experience conflicts of interest in the management and/or ownership of such properties. In addition, the seller or affiliates thereof may have other financing arrangements with affiliates of the mortgagors and may enter into additional financing relationships in the future.

[SPECIAL] SERVICER MAY TAKE
ACTIONS WHICH ARE ADVERSE
TO YOU In connection with the servicing of specially serviced mortgage loans, the [special] servicer may take actions with respect to such mortgage loans that could adversely affect you. The actions of the [special] servicer will be subject to review and may be rejected by holders of certificates, who may have interests that conflict with those of the holders of the other classes of certificates. As a result, it is possible that the [special] servicer may take actions which conflict with the interests of certain classes of certificates. In addition, the [special] servicer may be removed without cause by some certificateholders.

THE STATUS OF A GROUND LEASE
MAY BE UNCERTAIN IN A BANKRUPTCY
PROCEEDING                         _______ mortgage loans, representing
                                   approximately _____% of the aggregate
                                   principal balance of the mortgage loans as of the cut-off date, are secured in part by a leasehold interest in their respective mortgaged properties. Pursuant to Section
                                   365(h) of the Bankruptcy Code, ground lessees are currently afforded rights not to treat a ground lease as terminated and to remain in possession of their leased premises upon the bankruptcy of their ground lessor and the rejection of the ground lease by the representative of such ground lessor's bankruptcy estate.

                                   The leasehold mortgages provide that the mortgagor may not elect to treat the ground lease as terminated on account of any such bankruptcy of, and rejection by, the ground lessor without the consent of the servicer. In the event of a bankruptcy of a ground lessee/mortgagor, the ground lessee/mortgagor under the protection of the Bankruptcy Code has the right to assume (i.e. continue) or reject (i.e. terminate) any or all of its ground leases.

                                   In the event of concurrent bankruptcy
                                   proceedings involving the ground lessor and the ground lessee/mortgagor, the master servicer may be unable to enforce the bankrupt ground lessee/ mortgagor's obligation to refuse to treat a ground lease rejected by a bankrupt ground lessor as terminated. In such circumstances, a ground lease could be terminated notwithstanding lender protection provisions contained therein or in the mortgage.


                            THE OFFERED CERTIFICATES

PREPAYMENTS WILL AFFECT YOUR
YIELD Prepayments. The yield to maturity on the offered certificates will depend on the rate and timing of principal payments (including both voluntary prepayments, in the case of mortgage loans that permit voluntary prepayment, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, defaults and liquidations) on the mortgage loans and how such payments are allocated among the offered certificates entitled to distributions of principal. The yield to maturity of the class [ ] certificates will be particularly sensitive to the rate and timing of receipt of principal since its sole distribution is interest based upon the outstanding pool balance.

                                   In addition, in the event of any repurchase of a mortgage loan from the trust fund the purchase price paid would be passed through to the holders of the certificates with the same effect as if such mortgage loan had been prepaid in full (except that no prepayment premium would be payable with respect to any such repurchase). No representation is made as to the anticipated rate of prepayments (voluntary or involuntary) on the mortgage loans or as to the anticipated yield to maturity of any certificate.

                                   Yield. In general, if you purchase an offered certificate at a premium and principal distributions occur at a rate faster than you anticipated at the time of purchase, and no prepayment premiums are collected, your actual yield to maturity may be lower than that you assumed at the time of purchase. In the case of the class [ ] certificates, this could result in the failure of investors in the class [ ] certificates to recover their initial investment. Conversely, if you purchase an offered certificate at a discount and principal distributions thereon occur at a rate slower than that you assumed at the time of purchase, your actual yield to maturity may be lower than that you assumed at the time of purchase.

                                   The investment performance of the offered certificates may be materially different from what you expected if the rate of prepayments on the mortgage loans is higher or lower than what you assumed at the time of investment. The yield on the class [ ] certificates will be adversely affected if mortgage loans with higher mortgage interest rates pay faster than mortgage loans with lower mortgage interest rates.

                                   Interest Rate Environment. In general,
                                   mortgagors are less likely to prepay if
                                   prevailing interest rates are at or above the rates borne by such mortgage loans. On the other hand, mortgagors are more likely to prepay if prevailing rates fall significantly below the mortgage rates of the mortgage loans. Mortgagors are less likely to prepay mortgage loans with a lockout period or prepayment premium provision, to the extent enforceable, than otherwise identical mortgage loans without such provisions, with shorter lockout periods or with lower prepayment premiums.

                                   Premiums. Provisions requiring prepayment premiums may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, no assurance can be given that the obligation to pay a prepayment premium will be enforceable or, if enforceable, that the foreclosure proceeds will be sufficient to pay such prepayment premium. Additionally, although the collateral substitution provisions related to defeasance are not intended to be, and do not have the same effect on the certificateholders as a prepayment, there can be no assurance that a court would not interpret such provisions as requiring a prepayment premium and thus unenforceable or usurious under applicable law.

BORROWER DEFAULTS MAY ADVERSELY
AFFECT YOUR YIELD                  The aggregate amount of distributions on the
                                   offered certificates, the yield to maturity of the offered certificates, the rate of principal payments on the offered certificates and the weighted average life of the offered certificates will be affected by the rate and timing of delinquencies and defaults on the mortgage loans. Delinquencies on the mortgage loans, if the delinquent amounts are not advanced, may result in shortfalls in distributions of interest and/or principal to the offered certificates for the current month. Any late payments received on or in respect of the mortgage loans will be distributed to the certificates in the priorities described more fully herein, but no interest will accrue on such shortfall during the period of time such payment is delinquent.

                                   If you calculate your anticipated yield based on an assumed rate of default and an assumed amount of losses on the mortgage loans that are lower than the default rate and the amount of losses actually experienced, and if such losses are allocated to your class of certificates, your actual yield to maturity will be lower than the yield so calculated and could, under certain scenarios, be negative. The timing of any loss on a liquidated mortgage loan also will affect the actual yield to maturity of the offered certificates to which all or a portion of such loss is allocable, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity.

                                   Even if losses on the mortgage loans are allocated to a particular class of offered certificates, such losses may affect the weighted average life and yield to maturity of other certificates. Losses on the mortgage loans, to the extent not allocated to such class of offered certificates, may result in a higher percentage ownership interest evidenced by such certificates than would otherwise have resulted absent such loss. The consequent effect on the weighted average life and yield to maturity of the offered certificates will depend upon the characteristics of the remaining mortgage loans.

SERVICER'S RIGHT TO RECEIVE
CERTAIN COMPENSATION TAKES
PRECEDENCE TO YOUR RIGHT TO
RECEIVE DISTRIBUTIONS               As and to the extent described herein, the
                                   master servicer, the special servicer or the trustee, as applicable, will be entitled to receive interest on unreimbursed advances and unreimbursed servicing expenses. The right of the master servicer, the special servicer or the trustee, as applicable, to receive such payments of interest is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in losses being allocated to the offered certificates that would not have resulted absent the accrual of such interest.



VOTES OF OTHER
CERTIFICATEHOLDERS MAY
ADVERSELY AFFECT YOUR
INTERESTS                          Under certain circumstances, the consent or
                                   approval of the holders of a specified
                                   percentage of the aggregate certificate
                                   balance of all outstanding certificates will be required to direct, and will be sufficient to bind all certificateholders to, certain actions, including directing the special servicer or the master servicer with respect to actions to be taken with respect to certain mortgage loans and REO Properties and amending the pooling and servicing agreement in certain circumstances.

COMPUTERIZED SYSTEMS MAY BE
DISRUPTED BY THE TRANSITION
TO THE YEAR 2000                   The transition from the year 1999 to the year
                                   2000 may disrupt the ability of computerized systems of the master servicer, the special servicer, the trustee, the mortgagors and other parties to process information including:

                                   o    the collection of payments on the
                                        mortgage loans,

                                   o    the servicing of the mortgage loans; and

                                   o    the distributions on your certificates.
                                   [The Master Servicer, the special servicer, and the Trustee are currently modifying their computer systems and applications such that they will be year 2000 compliant by ___________, 1999. If the master servicer, the special servicer or trustee is unable to complete such modifications by the year 2000 or if the mortgagors or other third parties are not year 2000 compliant, the ability of the master servicer or trustee to service the mortgage loans and make distributions to the certificateholders, respectively, may be materially and adversely affected.]

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

         The trust fund will consist primarily of a pool of [fixed] [adjustable] rate mortgage loans with an aggregate principal balance as of the cut-off date, after deducting payments of principal due on such date, of approximately $[__________]. Each mortgage loan is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument creating a first lien on a fee simple and/or leasehold interests in an office, multifamily, retail, hotel, industrial, nursing home and congregate care, mobile home park or other commercial property. Except as otherwise indicated, all percentages of the mortgage loans described herein are approximate percentages by aggregate principal balance as of the Cut-off Date.

         The mortgage loans were originated by the Seller or originated for purchase by the Seller. The Seller is an affiliate of the Depositor and of J.P. Morgan Securities Inc., the Underwriter. [[_________] provides commercial and multifamily mortgage loan origination services exclusively for MGT and provides servicing and asset management services to MGT and others on large pools of commercial and multifamily mortgage loans. [_________] provided loan origination services, including loan underwriting, due diligence and closing services, to MGT in connection with the Mortgage Loans originated directly by MGT, and will be the Master Servicer.]

         The mortgage loans were underwritten generally in conformity with the guidelines described below. See "--Underwriting Guidelines and Processes" below. The Seller will sell the mortgage loans to the Depositor on or prior to the delivery date pursuant to a loan sale agreement. The Depositor will cause the mortgage loans in the mortgage pool to be assigned to the trustee pursuant to the pooling and servicing agreement.

         See Annex A for additional information with respect to certain of the mortgage loans and the Diskette for additional information with respect to all of the mortgage loans.

REPRESENTATIONS AND WARRANTIES

         Under the loan sale agreement, the Seller will make certain representations and warranties to the Depositor. Pursuant to the terms of the loan sale agreement, the Seller will be obligated to cure any breach of these representations and warranties or to repurchase any mortgage loan from the Depositor as to which there exists a breach of any representation or warranty that materially and adversely affects the interests of the certificateholders in the mortgage loan. The Seller shall covenant with the Depositor to repurchase any mortgage loan from the Depositor or cure any breach within 90 days of receiving notice thereof. Under the pooling and servicing agreement, the Depositor will assign its rights under the loan sale agreement to the trustee for the benefit of the certificateholders. The sole remedy available to the trustee or the certificateholders is the obligation of the Seller to cure or repurchase any mortgage loan in connection with which there has been a breach of any representation or warranty which materially and adversely affects the interest of the certificateholders in the mortgage loan.

         The Seller has generally represented and warranted as of the delivery date with respect to each mortgage loan, among other things, subject to certain exceptions set forth in the loan sale agreement, that: [(i) the mortgage loan is not one month or more delinquent in payment of principal and interest and has not been so delinquent more than once in a twelve-month period prior to the delivery date and there is no payment default and no other default under the mortgage loan which has a material adverse effect on the mortgage loan; (ii) the mortgage loan is secured by a mortgage that is a valid and subsisting first priority lien on the mortgaged property (or a leasehold interest therein) free and clear of any liens, claims or encumbrances, subject only to certain permitted encumbrances; (iii) the mortgage, together with any separate security agreements, establishes a first priority security interest in favor of the Seller in all the mortgagor's personal property used in, and reasonably necessary to operate the mortgaged property, and to the extent a security interest may be created therein, the proceeds arising from the mortgaged property and any other collateral securing the mortgage subject only to certain permitted encumbrances; (iv) there is an assignment of leases and rents provision creating a first priority security interest in leases and rents arising in respect of the mortgaged property, subject only to certain permitted encumbrances; (v) there are no mechanics' or other similar liens affecting the mortgaged property which are or may be prior or equal to the lien of the mortgage, except those insured against pursuant to the applicable title insurance policy; (vi) the mortgagor has good and indefeasible title in fee simple or leasehold interest to, and no person has any outstanding exercisable rights of record with respect to the purchase or sale of all or a portion of, the mortgaged property, except for rights of first refusal; (vii) the mortgaged property is covered by a title insurance policy insuring that the mortgage is a valid first lien, subject only to certain permitted encumbrances; (viii) no claims have been made under the related title insurance policy and such policy is in full force and effect and will provide that the insured includes the owner of the mortgage loan; (ix) at the time of the assignment of the mortgage loan to the Depositor, the Seller had good title to and was the sole owner of the mortgage loan free and clear of any pledge, lien or encumbrance and the assignment validly transfers ownership of the mortgage loan to the Depositor free and clear of any pledge, lien or encumbrance; (x) the mortgage assignment and the assignment of the assignment of rents and leases is legal, valid and binding and has been recorded or submitted for recording in the applicable jurisdiction; (xi) the Seller's endorsement of the mortgage note constitutes the legal and binding assignment of the mortgage note and together with an assignment of the mortgage and the assignment of the assignment of leases and rents, legally and validly conveys all right, title and interest in the mortgage loan and the mortgage loan documents; (xii) each mortgage loan document is a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as limited by applicable state law and by bankruptcy, insolvency, reorganization or other laws relating to creditors' rights and general equitable principles and except that certain provisions of the mortgage loan documents are or may be unenforceable in whole or in part, but the inclusion of such provisions does not render the mortgage loan documents invalid as a whole, and the mortgage loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits they afford; (xiii) the Seller has not modified the terms of the mortgage loan and the mortgage loan documents have not been modified or waived in any material respect except as set forth in the loan sale agreement and the mortgage loan documents; (xiv) the mortgage loan has not been satisfied, canceled, subordinated, released or rescinded and the mortgagor has not been released from its obligations under any mortgage loan document; (xv) none of the mortgage loan documents is subject to any right of rescission, set-off, valid counterclaim or defense; (xvi) each mortgage loan document complied in all respects with all material applicable state or federal laws including usury to the extent non-compliance would have a material adverse effect on the mortgage loan; (xvii) the mortgaged property is, in all material respects, in compliance with, and is used and occupied in accordance with applicable law; (xviii) to the Seller's knowledge, (a) in reliance on an engineering report, the mortgaged property is in good repair and (b) no condemnation proceedings are pending; (xix) the ESA prepared in connection with the origination thereof reveals no known circumstances or conditions with respect to the mortgaged property that would constitute or result in a material violation of any environmental laws, require any expenditure material in relation to the principal balance of the mortgage loan to achieve or maintain compliance in all material respects with any environmental laws or require substantial cleanup or remedial action or any other extraordinary action in excess of the amount escrowed for such purposes; (xx) the mortgaged property is covered by insurance policies providing coverage against certain losses or damage; (xxi) all amounts required to be deposited by the mortgagor at origination have been deposited; (xxii) to the Seller's knowledge, all significant leases are in full force and effect, and there has been no material default by the mortgagor or lessee; and (xxiii) to the Seller's knowledge, there are no pending or threatened actions, suits or proceedings by or before any court or other governmental authority against or affecting the mortgagor under the mortgage loan or the mortgaged property which, if determined against the mortgagor or property would materially and adversely affect the value of the property or ability of the mortgagor to pay principal, interest and other amounts due under the mortgage loan.]

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

         All of the mortgage loans are secured by first liens on a fee simple and/or leasehold interest in the mortgaged properties. As of the Cut-off Date, the mortgage loans had characteristics set forth below. The totals in the following tables may not add up to 100% due to rounding.


                                  MORTGAGE INTEREST RATES AS OF THE CUT-OFF DATE

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
MORTGAGE INTEREST RATES                  LOANS           LOANS               DATE                  DATE
-----------------------                 --------       ----------       -------------         -------------
6.7501%-7.0000%
7.0001%-7.2500%
7.2501%-7.5000%
7.5001%-7.7500%
7.7501%-8.0000%
8.0001%-8.2500%
8.2501%-8.5000%
8.5001%-8.7500%
8.7501%-9.0000%
9.2501%-9.5000%
9.5001%-9.7500%
9.7501%-10.0000%
Total                                                    100.0%                                  100.0%

Weighted Average Mortgage Interest Rate: [____]%


                                     PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
PRINCIPAL BALANCES                      MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
AS OF THE CUT-OFF DATE                    LOANS           LOANS             DATE                  DATE
----------------------                  --------       ----------       -------------         -------------
                                                                                                                      DATE
Under $1,000,000
$1,000,001-2,000,000
$2,000,001-3,000,000
$3,000,001-4,000,000
$4,000,001-5,000,000
$5,000,001-7,500,000
$7,500,001-10,000,000
$10,000,001-12,000,000
$12,000,001-15,000,000
$15,000,001-17,500,000
$20,000,001-25,000,000
$25,000,001-30,000,000
$30,000,001-35,000,000
$35,000,001-40,000,000
$50,000,001-60,000,000
$60,000,001-70,000,000
$80,000,001-90,000,000
Total                                                    100.0%                                   100.0%



Average Principal Balance per Mortgage Loan as of the Cut-off Date: $[__________]
Average Principal Balance per Mortgaged Property as of the Cut-off Date: $[_________]

                          ORIGINAL TERM TO MATURITY/ANTICIPATED REPAYMENT DATE IN MONTHS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
ORIGINAL TERM TO MATURITY               MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
IN MONTHS                                 LOANS           LOANS             DATE                  DATE
-------------------------               --------       ----------       -------------         -------------
60-83
84-119
120-179
180-299

Total                                                    100.0%                                  100.0%


Weighted Average Original Term to Maturity or Anticipated Repayment Date in Months: [___]


                          REMAINING TERM TO MATURITY/ANTICIPATED REPAYMENT DATE IN MONTHS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
REMAINING TERM TO MATURITY/             MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
ANTICIPATED REPAYMENT DATE IN MONTHS      LOANS           LOANS             DATE                  DATE
------------------------------------    --------       ----------       -------------         -------------
43-60

73-84

85-108

109-120

121-132

133-144

169-180

217-240

Total                                                     100.0%                                   100.0%



Weighted Average Remaining Term to Maturity or Anticipated Repayment Date in Months: [___]


                                           MONTH AND YEAR OF ORIGINATION

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
MONTH/YEAR                                LOANS           LOANS             DATE                  DATE
----------                              --------       ----------       -------------         -------------










Total                                                     100.0%                                   100.0%



                               YEAR OF SCHEDULED MATURITY/ANTICIPATED REPAYMENT DATE

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
YEAR                                      LOANS           LOANS             DATE                  DATE
----                                    --------       ----------       -------------         -------------











Total                                                     100.0%                                  100.0%



         [ ] of the Mortgage Loans, representing approximately [_____]% of the Initial Pool Balance are Balloon Mortgage Loans.


                                              BALLOON MORTGAGE LOANS
                                        ORIGINAL TERM TO MATURITY IN MONTHS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
ORIGINAL TERM IN MONTHS                   LOANS           LOANS             DATE                  DATE
-----------------------                 --------       ----------       -------------         -------------
60 or less
61-84
85-120
121-180
181-300
Total                                                     100.0%                                  100.0%


Weighted Average Original Term to Maturity in Months: [___]



                                              BALLOON MORTGAGE LOANS
                                       REMAINING TERM TO MATURITY IN MONTHS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
REMAINING TERM IN MONTHS                  LOANS           LOANS             DATE                  DATE
------------------------                --------       ----------       -------------         -------------
72 or less
73-84
85-108
109-120
121-132
133-144
169-180
217-240
     Total                                                100.0%                                  100.0%


Weighted Average Remaining Term to Maturity in Months: [___]




                                              BALLOON MORTGAGE LOANS
                                            REMAINING AMORTIZATION TERM

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
REMAINING AMORTIZATION TERM IN MONTHS     LOANS           LOANS             DATE                  DATE
-------------------------------------   --------       ----------       -------------         -------------
240 or less
241-300
301-360

Total                                                      100.0%                                  100.0%

Weighted Average Remaining Amortization Term in Months: [___]

[____] of the Mortgage Loans, representing approximately [_____]% of the Initial Pool Balance are ARD Mortgage Loans.




                                                ARD MORTGAGE LOANS
                               ORIGINAL TERM TO ANTICIPATED REPAYMENT DATE IN MONTHS

ORIGINAL TERM IN MONTHS             NUMBER       PERCENT BY          AGGREGATE           PERCENT BY
                                      OF          NUMBER OF          PRINCIPAL            AGGREGATE
                                   MORTGAGE       MORTGAGE         BALANCE AS OF          PRINCIPAL
                                    LOANS           LOANS           THE CUT-OFF         BALANCE AS OF
                                                                       DATE              THE CUT-OFF
                                                                                            DATE
                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
ORIGINAL TERM IN MONTHS                   LOANS           LOANS             DATE                  DATE
-----------------------                 --------       ----------       -------------         -------------
84-119
120-179

Total                                                     100.0%                                  100.0%

Weighted Average Original Term to Anticipated Repayment Date in Months: [___]



                                                ARD MORTGAGE LOANS
                              REMAINING TERM TO ANTICIPATED REPAYMENT DATE IN MONTHS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
REMAINING TERM IN MONTHS                  LOANS           LOANS             DATE                  DATE
------------------------                --------       ----------       -------------         -------------
60-83
84-119
120-179
Total                                                     100.0%                                  100.0%

Weighted Average Remaining Term to Anticipated Repayment Date in Months: [___]




                                                ARD MORTGAGE LOANS
                                            REMAINING AMORTIZATION TERM

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
REMAINING AMORTIZATION TERM IN MONTHS     LOANS           LOANS             DATE                  DATE
-------------------------------------   --------       ----------       -------------         -------------
180-299
300 or Greater
Total                                                    100.00%                                  100.0%

Weighted Average Remaining Amortization Term in Months: [___]



         The following two tables set forth the range of Cut-off Date LTV Ratios and Maturity Date/ Anticipated Repayment Date LTV Ratios of the mortgage loans. Because the value of mortgaged properties at the maturity date, or, in the case of an ARD loan, the anticipated repayment date, may be different than the appraisal value, there can be no assurance that the loan-to-value ratio for any mortgage loan determined at any time following origination will be lower than the Cut-off Date LTV Ratio or Maturity Date/Anticipated Repayment Date LTV Ratio, notwithstanding any positive amortization of the mortgage loan. It is possible that the market value of a mortgaged property securing a mortgage loan may decline between the origination and the maturity date, or, in the case of an ARD Loan the Anticipated Repayment Date.

         An appraisal of each of the mortgaged properties was made between [____________ and ____________]. It is possible that the market value of a mortgaged property securing a mortgage loan has declined since the most recent appraisal for the mortgaged property. All appraisals were obtained in accordance with the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended ("FIRREA").


                                              CUT-OFF DATE LTV RATIOS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
CUT-OFF DATE LTV RATIO                    LOANS           LOANS             DATE                  DATE
----------------------                  --------       ----------       -------------         -------------
50% or less
50.01%-55.00%
55.01%-60.00%
60.01%-65.00%
65.01%-70.00%
70.01%-75.00%
75.01%-80.00%
80.01%-85.00%
85.01%-90.00%

Total                                                     100.0%                                  100.0%

Weighted Average Cut-off Date LTV Ratio: [______]%



                                     MATURITY DATE/ANTICIPATED REPAYMENT DATE
                                                    LTV RATIOS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
MATURITY DATE LTV RATIO                   LOANS           LOANS             DATE                  DATE
-----------------------                 --------       ----------       -------------         -------------
50% or less
50.01%-55.00%
55.01%-60.00%
60.01%-65.00%
65.01%-70.00%
70.01%-75.00%

Total                                                    100.0%                                  100.0%

Weighted Average Maturity Date LTV Ratio: [_____]%



         The following table sets forth the range of Underwritten Cash Flow Debt Service Coverage Ratios for the mortgage loans ("UW DSCR").

         "Underwritten NOI" or "UW NOI" means the NOI for the Mortgaged Property as determined by the Seller in accordance with its underwriting guidelines for similar properties. Revenue is generally calculated as follows: rental revenue is calculated using actual rental rates, in some cases, adjusted downward to market rates with vacancy rates equal to the higher of the Mortgaged Property's historical rate, the market rate or an assumed vacancy rate; other revenue, such as parking fees, laundry and other income items are included only if supported by a trend and/or is likely to be recurring. Operating expenses generally reflect the Mortgaged Property's historical expenses, adjusted to account for inflation, significant occupancy increases and a market rate management fee. Generally, "Net Operating Income" ("NOI") for a Mortgaged Property equals the operating revenues (consisting principally of rental and related revenue) for such Mortgaged Property minus the operating expenses (such as utilities, repairs and maintenance, general and administrative, management fees, marketing and advertising, insurance and real estate tax expenses) for the Mortgaged Property. NOI generally does not reflect replacement reserves, capital expenditures, debt service, tenant improvements, leasing commissions, depreciation, amortization and similar non-operating items.

         The amounts representing "Net Operating Income", "Underwritten NOI" and "Underwritten Cash Flow" are not a substitute for or an improvement upon net income as determined in accordance with generally accepted accounting principles as a measure of the results of the Mortgaged Property's operations or a substitute for cash flows from operating activities determined in accordance with generally accepted accounting principles as a measure of liquidity. No representation is made as to the future net cash flow of the properties, nor is "Net Operating Income", "Underwritten NOI" and "Underwritten Cash Flow" set forth herein intended to represent such future net cash flow.

         The UW NOIs and NOIs used as a basis for calculating the DSCRs presented in the following table, in Annex A attached hereto and in the Diskette, were derived principally from operating statements obtained from the respective mortgagors. The operating statements were not audited and in most cases were not prepared in accordance with generally accepted accounting principles. To increase the level of consistency between the operating statements, in some instances, adjustments were made. These adjustments were principally for real estate tax and insurance expenses (e.g., adjusting for the payment of two years of expense in one year), and to eliminate obvious items not related to the operation of the mortgaged property. However, these adjustments were subjective in nature and may not have been made in a uniform manner.



                                UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
DEBT SERVICE COVERAGE                   MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
RATIO BASED ON UW CASH FLOWS              LOANS           LOANS             DATE                  DATE
----------------------------            --------       ----------       -------------         -------------
1.15x or less
1.16x-1.20x
1.21x-1.25x
1.26x-1.30x
1.31x-1.40x
1.41x-1.50x
1.51x-1.60x
1.61x-1.70x
1.71x-1.80x
1.81x-1.90x
1.91x-2.00x
2.01x-2.10x

Total                                                     100.0%                                  100.0%

Weighted Average UW DSCR: [____]x




                                              GEOGRAPHIC DISTRIBUTION

                                                                                                 PERCENT BY
                                                                            AGGREGATE            AGGREGATE
                         NUMBER           NUMBER         PERCENT BY         PRINCIPAL            PRINCIPAL
                           OF               OF           NUMBER OF        BALANCE AS OF        BALANCE AS OF
                        MORTGAGED        MORTGAGE         MORTGAGE         THE CUT-OFF          THE CUT-OFF
STATE                  PROPERTIES          LOANS           LOANS               DATE                 DATE
---------------        ----------        --------        ----------       -------------        -------------















Total                                                       100.0%                                 100.0%




                                                  PROPERTY TYPES

                                                                                                 PERCENT BY
                                                                            AGGREGATE            AGGREGATE
                         NUMBER           NUMBER         PERCENT BY         PRINCIPAL            PRINCIPAL
                           OF               OF           NUMBER OF        BALANCE AS OF        BALANCE AS OF
                        MORTGAGED        MORTGAGE         MORTGAGE         THE CUT-OFF          THE CUT-OFF
TYPE                   PROPERTIES          LOANS           LOANS               DATE                 DATE
---------------        ----------        --------        ----------       -------------        -------------

Office
Multifamily
Hotel
Anchored Retail
Unanchored Retail
Single Tenant
Retail
Retail/Office
Industrial
Nursing Home
Mobile Home Park
Self Storage
Total                                                      100.0%                                   100.0%




                                  YEARS SINCE THE MORTGAGED PROPERTIES WERE BUILT

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
PROPERTY AGE IN YEARS                     LOANS           LOANS             DATE                  DATE
---------------------                   --------       ----------       -------------         -------------
6 or less
7-11
12-16
17-21
22-26
27-31
32  [or more]

Total                                                     100.0%                                  100.0%

Weighted Average Property Age in Years: [___]



                                         PHYSICAL OCCUPANCY PERCENTAGES(1)
                                         MULTIFAMILY AND MOBILE HOME PARK

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
OCCUPANCY PERCENTAGES                     LOANS           LOANS             DATE                  DATE
---------------------                   --------       ----------       -------------         -------------
75.001%-80.000%
80.001%-85.000%
85.001%-90.000%
90.001%-95.000%
95.001%-100.000%

Total                                                    100.0%                                  100.0%

Weighted Average Occupancy Percentage: [____]%

(1)See Annex A for dates as of which occupancy percentages were calculated for each mortgaged property.



                                         PHYSICAL OCCUPANCY PERCENTAGES(1)
                                                      RETAIL

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
OCCUPANCY PERCENTAGES                     LOANS           LOANS             DATE                  DATE
---------------------                   --------       ----------       -------------         -------------
85.001%-90.000%
90.001%-95.000%
95.001%-100.000%

Total                                                     100.0%                                  100.0%

Weighted Average Occupancy Percentage: [_____]%

(1)See Annex A for dates as of which occupancy percentages were calculated for each mortgaged property.


                                         PHYSICAL OCCUPANCY PERCENTAGES(1)
                                                       HOTEL

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
OCCUPANCY PERCENTAGES                     LOANS           LOANS             DATE                  DATE
---------------------                   --------       ----------       -------------         -------------
65.000% or less
65.001%-70.000%
70.001%-75.000%
75.001%-80.000%
80.001%-85.000%
95.001%-100.000%

Total                                                     100.0%                                 100.0%

Weighted Average Occupancy Percentage: [____]%

(1)See Annex A for dates as of which occupancy percentages were calculated for each mortgaged property.



                                         PHYSICAL OCCUPANCY PERCENTAGES(1)
                                                      OFFICE

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
OCCUPANCY PERCENTAGES                     LOANS           LOANS             DATE                  DATE
---------------------                   --------       ----------       -------------         -------------
90.001%-95.000%
95.001%-100.000%

Total                                                     100.0%                                  100.0%

Weighted Average Occupancy Percentage: [____]%

(1)See Annex A for dates as of which occupancy percentages were calculated for each mortgaged property.



                                         PHYSICAL OCCUPANCY PERCENTAGES(1)
                                                       OTHER

                                                                                               PERCENT BY
                                                                          AGGREGATE             AGGREGATE
                                         NUMBER        PERCENT BY         PRINCIPAL             PRINCIPAL
                                           OF           NUMBER OF       BALANCE AS OF         BALANCE AS OF
                                        MORTGAGE        MORTGAGE         THE CUT-OFF           THE CUT-OFF
OCCUPANCY PERCENTAGES                     LOANS           LOANS             DATE                  DATE
---------------------                   --------       ----------       -------------         -------------
80.001%-85.000%
85.001%-90.000%
95.001%-100.000%

Total                                                     100.0%                                  100.0%

Weighted Average Occupancy Percentage: [____]%

(1)See Annex A for dates as of which occupancy percentages were calculated for each mortgaged property.



         With certain limited exceptions relating to casualty and condemnation proceeds, or other prepayments beyond the mortgagor's control, [all] of the mortgage loans prohibit the prepayment thereof until the Lock-out Date, at the expiration of the Lock-out Period and/or provide that upon any voluntary principal prepayment of a mortgage loan, the mortgagor will be required to pay a prepayment premium or yield maintenance penalty. [Certain] mortgage loans provide for defeasance, in whole and/or in part, during certain periods of time. The following table sets forth the percentage of the declining aggregate principal balance of all the mortgage loans that on [_________] 1 of each of the years indicated will be within their related Lock-out Period, are subject to defeasance and/or in which a principal prepayment must be accompanied by a prepayment premium.


                              PREPAYMENT PROTECTION
          PERCENTAGE OF MORTGAGE LOANS BY OUTSTANDING PRINCIPAL BALANCE
       AS OF THE CUT-OFF DATE THAT HAVE PREPAYMENT LOCK-OUTS OR PENALTIES
                           (ASSUMING NO PREPAYMENTS)*

                                                [NOV.]        [NOV.]       [NOV.]      [NOV.]
                                  CURRENT        1999          2000         2001        2002
                                  -------        ----          ----         ----        ----

Lock-Out/Defeasance (1)
YM1:
T+0bp; 1% Floor (2)
YM2:
T+25bp; 1% Floor (2)
Total Lockout and YM

7.00%-7.99% (3)
6.00%-6.99% (3)
5.00%-5.99% (3)
4.00%-4.99% (3)
3.00%-3.99% (3)
2.00%-2.99% (3)
1.00%-1.99% (3)
0.01%-0.99%
No Prepayment Premium


Total
Aggregate Mortgage Balance (4)


Percentage of Balance Outstanding



                                  [MAR.]        [MAR.]        [MAR.]       [MAR.]      [MAR.]     [MAR.]
                                   2003          2004          2005         2006        2007       2008
                                  -------        ----          ----         ----        ----       ----


Lock-Out/Defeasance (1)
YM1:
T+0bp; 1% Floor (2)
YM2:
T+25bp; 1% Floor (2)


Total Lockout and YM
7.00%-7.99% (3)
6.00%-6.99% (3)
5.00%-5.99% (3)
4.00%-4.99% (3)
3.00%-3.99% (3)
2.00%-2.99% (3)
1.00%-1.99% (3)
0.01%-0.99%
No Prepayment Premium


Total
Aggregate Mortgage Balance (4)


Percentage of Balance
Outstanding


(1) Certain mortgage loans permit the applicable mortgagor after a specified period (in most cases not less than two years from the delivery date), to obtain the release of the mortgaged property from the lien of the mortgage upon substitution of direct non-callable obligations of the United States providing payments in amounts equal to the scheduled payments due on the mortgage loan to the maturity date or, in certain of the ARD Loans, the Anticipated Repayment Date. The master servicer shall, on behalf of the mortgagor, purchase such obligations of the United States for deposit into the trust fund. Any such substitution shall be subject to, among other things, the receipt of written confirmation from the Rating Agencies that such substitution will not result in a downgrade, qualification or withdrawal of the then current rating of any certificate. Such substitution of collateral is referred to herein as defeasance. For purposes of this table, to the extent a mortgagor may elect to defease the mortgage loan, that mortgage loan will be reflected in the "Lock-Out/Defeasance" category.

(2) The mortgage loan generally requires the payment of a prepayment premium in connection with any principal prepayment, in whole or in part. Any
    Prepayment Premium will equal the present value, as of the date of prepayment, of the remaining Monthly Payments from the date of prepayment through the stated maturity (including the balloon payment), determined by discounting the payments at a U.S. Treasury rate specified therein (or a specified number of basis points in excess thereof), minus the then outstanding principal balance, subject to a minimum prepayment premium equal to the indicated percentage of the principal balance of the mortgage loan being prepaid ("Yield Maintenance").

(3) The mortgage loan requires a prepayment premium equal to indicated percentage of amount prepaid.

(4) Millions of dollars.

 Key: YM = Yield Maintenance; T = U.S. Treasury Rate
 *See Annex A and the Diskette for Mortgaged Property level information.


[BORROWER CONCENTRATION AND RELATED BORROWERS]

CERTAIN TERMS AND CONDITIONS OF THE MORTGAGE LOANS

         ARD Loans. [_____] of the mortgage loans representing approximately [_____]% of the aggregate principal balance of the mortgage loans as of the Cut-off Date are ARD Loans. The ARD Loans substantially fully amortize over their stated terms, which are at [least 60 months] after their related Anticipated Repayment Dates. If the mortgagor elects to prepay an ARD Loan in full on the anticipated repayment date, a substantial amount of principal will be due. If a mortgagor elects not to prepay an ARD Loan on or before its Anticipated Repayment Date, all or a substantial portion of the Excess Cash Flow collected after that date shall be applied towards the prepayment of the ARD Loan. The Anticipated Repayment Date for any such ARD Loan is set forth on Annex A.

         Once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest. With respect to any ARD Loan, payment of Excess Interest will be deferred until the principal of the ARD Loan has been paid in full.

         Commencing on the respective Anticipated Repayment Date each ARD Loan generally will bear interest at a Revised Rate. Until the principal balance of each mortgage loan has been reduced to zero, the mortgage loan will only be required to pay interest at the mortgage interest rate and the interest accrued at the excess of the Revised Rate over the mortgage interest rate will be deferred. Excess Interest so accrued will, except where limited by applicable law, not be added to the principal balance of the Mortgage Loan but will accrue interest at the Revised Rate. Each mortgagor under the ARD Loans has agreed to have all revenue from the mortgaged property deposited after the Anticipated Repayment Date into a Lockbox Account controlled by the master servicer.

         From and after the Anticipated Repayment Date, in addition to paying interest (at the mortgage interest rate) and principal (based on the amortization schedule), the mortgagor generally will be required to apply all monthly cash flow from the mortgaged property to pay the following amounts in the following order of priority: (i) required payments for the tax and insurance fund and ground lease escrows fund, (ii) payment of monthly debt service, (iii) payments to any other required escrow funds, (iv) payment of operating expenses pursuant to the terms of an annual budget approved by the master servicer or in an amount which [is capped at 1/12 of 105% of the prior year's operating expenses], (v) principal on the mortgage loan until the principal is paid in full and (vi) to Excess Interest. As described below, each ARD Loan generally provides that the mortgagor is prohibited from prepaying the mortgage loan until [one to six months] prior to the Anticipated Repayment Date but, upon the commencement of such period, may prepay the loan, in whole or in part, without payment of a prepayment premium. The failure to pay an ARD Loan, including any Excess Interest due, by the Anticipated Repayment Date will not result in a default or acceleration of the mortgage loan. The Anticipated Repayment Date for each ARD Loan is listed in Annex A.


The ARD Loans are as follows:

                                                                   PRINCIPAL
          LOAN                                   LOAN NO.           BALANCE
          ----                                   --------          ---------







ESCROWS

         [_________] mortgage loans which represent approximately [____]% of the initial pool balance, provide for monthly escrows to cover property taxes on the mortgaged properties and [_________] of the mortgage loans, which represents approximately [_____]% of the initial pool balance, provide for monthly escrows to cover insurance premiums on the mortgaged properties. With respect to the mortgage loans which do not require monthly escrows to cover insurance premiums, if the mortgagor does not maintain the required insurance, then (i) the master servicer may obtain such coverage at the cost of the mortgagor or (ii) with respect to most of the mortgage loans, the master servicer may require monthly escrows in addition to providing force-placed coverage.

         [___________] of the mortgage loans, which represent approximately [_____]% of the initial pool balance, also require monthly escrows to cover ongoing replacements of furniture, fixtures and equipment and/or capital expenditures.

         [________] of the mortgage loans, which represent approximately [_____]% of the initial pool balance, also required upfront or monthly escrows for the full term or a portion of the term of the mortgage loan to cover anticipated re-leasing costs, including tenant improvements and leasing commissions. [_____] of the mortgage loans, which represent approximately [_____]% of the initial pool balance, have front-end escrows to cover various other contingencies.

         See Annex A and the Diskette for additional information pertaining to mortgage loan escrows.

UNDERWRITING GUIDELINES AND PROCESS

         MGT created, and provided each of the other originators with, guidelines establishing certain procedures with respect to underwriting the mortgage loans, as described more fully below. The mortgage loans were generally originated in accordance with these guidelines. In some instances, one or more provisions of the guidelines were waived or modified where it was determined not to adversely affect the mortgage loans in any material respect.

         Property Analysis. Each of the originators is required to perform a site inspection to evaluate the location and quality of each mortgaged property. The inspection includes an evaluation of functionality, design, attractiveness, visibility, and accessibility, as well as convenience to major thoroughfares, transportation centers, employment sources, retail areas and educational or recreational facilities. Each of the originators also is required to assess the submarket in which the property is located to evaluate competitive or comparable properties as well as market trends. In addition, each of the originators is to evaluate the property's age, physical condition, operating history, leases and tenant mix, and management.

         Cash Flow Analysis. Each of the originators is required to review operating statements provided by the mortgagor and to make adjustments in order to determine the debt service coverage ratio. See "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Loans" herein.

         Appraisal and Loan-to-Value Ratio. For each mortgaged property, each of the originators is required to obtain a current full narrative appraisal conforming at least to the requirements of FIRREA. The appraisal must be based on the highest and best use of the mortgaged property and must include an estimate of the current market value of the property in its current condition. Each of the originators is required to determine the loan-to-value ratio of the mortgage loan at the date of origination based on the value set forth in the appraisal.

         Evaluation of Mortgagor. Each of the originators is required to evaluate the mortgagor and its principals with respect to credit history and prior experience as an owner and operator of commercial real estate properties. The evaluation generally is to include obtaining and reviewing a credit report or other reliable indication of the mortgagor's financial capacity; obtaining and verifying credit references and/or business and trade references; and obtaining and reviewing certifications provided by the mortgagor as to prior real estate experience and current contingent liabilities. Finally, although the mortgage loans generally are non-recourse in nature, in the case of certain mortgage loans, the mortgagor and certain principals thereof may be required to assume legal responsibility for liabilities relating to fraud, misrepresentation, misappropriation of funds, breach of environmental or hazardous waste requirements and unauthorized transfer of title to the property. Each of the originators is required to evaluate the financial capacity of the mortgagor and such principals to meet any obligations that may arise with respect to these liabilities.

         Environmental Site Assessment. Each of the originators is required at origination to obtain or update an ESA for each mortgaged property prepared by a qualified environmental firm approved by the Seller. Each of the originators is required to review the ESA to verify the absence of reported violations of applicable laws and regulations relating to environmental protection and hazardous waste. In cases in which the ESA identifies such violations, each of the Originators must require the mortgagor to carry out satisfactory remediation activities prior to the origination of the mortgage loan, or to establish an operations and maintenance plan and to place sufficient funds in escrow at the time of origination of the mortgage loan to complete such remediation within twelve months.

         Physical Assessment Report. Each of the originators is required at origination to obtain a physical assessment report ("PAR") for each mortgaged property prepared by a qualified structural engineering firm approved by the Seller. Each of the originators is required to review the PAR to verify that the property is reported to be in satisfactory physical condition, and to determine the anticipated costs of necessary repair, replacement and major maintenance or capital expenditure needs over the term of the mortgage loan. In cases in which the PAR identifies material repairs or replacements needed immediately, each of the originators is generally obligated to require the mortgagor to carry out such repairs or replacements prior to the origination of the mortgage loan, or to place sufficient funds in escrow at the time of origination of the mortgage loan to complete such repairs or replacements within not more than twelve months.

         Title Insurance Policy. The mortgagor is required to provide, and each of the originators is required to review, a title insurance policy for each mortgaged property. The title insurance policy must meet the following requirements: (a) the risk in connection with any one mortgage loan assumed by one title insurance company may not be more than 40% of the sum of the company's capital, surplus and reserves (exceptions can be made where re-insurance or co-insurance by another title insurance company will cover excess risk), (b) the policy must be written by a title insurer licensed to do business in the jurisdiction where the mortgaged property is located, (c) the policy must be in an amount equal to the original principal balance of the loan, (d) the protection and benefits must run to the mortgagee and its successors and assigns, (e) the policy should be written on a standard policy form of the American Land Title Association or equivalent policy promulgated in the jurisdiction where the Mortgaged Property is located and (f) the legal description of the Mortgaged Property in the title policy must conform to that shown on the survey of the mortgaged property, where a survey has been required.

         Property Insurance. The mortgagor is required to provide, and each of the originators is required to review, certificates of required insurance with respect to the mortgaged property. Such insurance generally may include: (1) commercial general liability insurance for bodily injury or death and property damage; (2) an "All Risk of Physical Loss" policy; (3) if applicable, boiler and machinery coverage; (4) if the mortgaged property is located in a flood hazard area, flood insurance; and (5) any other coverage that each of the originators may require based on the specific characteristics of the mortgaged property.

ADDITIONAL INFORMATION

         A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the offered certificates and will be filed, together with the pooling and servicing agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the offered certificates.

                         DESCRIPTION OF THE CERTIFICATES


GENERAL

         The certificates will be issued pursuant to the pooling and servicing agreement and will include the following eight classes of offered certificates designated as the Class [ ], Class [ ], Class [ ], Class [ ], Class [ ], Class [ ], Class [ ] and Class [ ] Certificates. In addition to the offered certificates, the certificates will also include the Class [ ], Class [ ], Class [ ], Class NR, Class R-I, Class R-II and Class R-III Certificates. Only the offered certificates are offered hereby. The certificates represent in the aggregate the entire beneficial ownership interest in a trust fund consisting of: (i) a pool of fixed rate mortgage loans and all payments under and proceeds of the mortgage loans received after the Cut-off Date (exclusive of payments of principal and interest due on or before the Cut-off Date); (ii) any REO property which is mortgaged property acquired on behalf of the trust fund through foreclosure or deed in lieu of foreclosure; (iii) any funds or assets as from time to time are deposited in the collection or certificate accounts or any account established in connection with REO Properties; and (iv) the rights of the mortgagee under all insurance policies with respect to the mortgage loans.

         The Class [ ], Class [ ] and Class [ ] Certificates will evidence approximately an initial [___]% undivided interest in the trust fund. The Class
[ ] Certificates will evidence approximately an initial [___]% undivided interest in the trust fund. The Class [ ] Certificates will evidence approximately an initial [___]% undivided interest in the trust fund. The Class
[ ] Certificates will evidence approximately an initial [___]% undivided interest in the trust fund. The Class [ ] Certificates will evidence approximately an initial [____]% undivided interest in the trust fund.

         The offered certificates, DTC registered, will be issued, maintained and transferred on the book-entry records of The Depository Trust Company ("DTC") and its participants. The DTC registered certificates (other than the Class [ ] Certificates) will be issued in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class [ ] Certificates will be issued in denominations of $100,000 Notional Amount and integral multiples of $1 Notional Amount.

         The DTC registered certificates will be represented by one or more certificates registered in the name of the nominee of DTC. The Company has been informed by DTC that DTC's nominee will be Cede & Co. ("Cede"). No beneficial owner who acquires an interest in the DTC registered certificates will be entitled to receive a definitive certificate representing that beneficial owner's interest, except as set forth below under "--Book-Entry Registration of the Offered Certificates--Definitive Certificates". Unless and until Definitive Certificates are issued for the DTC registered certificates under the limited circumstances described herein, all references to actions by certificateholders with respect to the DTC registered certificates shall refer to actions taken by DTC upon instructions from its participants, and all references herein to distributions, notices, reports and statements to certificateholders with respect to the DTC registered certificates shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the DTC registered certificates, for distribution to beneficial owners by DTC in accordance with DTC procedures. The beneficial owners may elect to hold their certificates through DTC, in the United States, or Cedelbank, societe anonyme ("Cedelbank") or Euroclear, in Europe, through participants of these systems, or indirectly through organizations which are participants in these systems.

BOOK-ENTRY REGISTRATION OF THE OFFERED CERTIFICATES

         Book-Entry Registration. The offered certificates will be initially issued through the book-entry facilities of DTC, or Cedelbank or the Euroclear System ("Euroclear") if they are participants of such systems, or indirectly through organizations which are participants in such systems. As to any such class of offered certificates, the record holder of the certificates will be DTC's nominee. Cedelbank and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedelbank's and Euroclear's names on the books of their respective depositories, which in turn will hold omnibus positions in customers' securities accounts in the depositories' names on the books of DTC.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participants that include DTC's participating organizations, Cedelbank and Euroclear, and facilitates the clearance and settlement of securities transactions between its participants through electronic book-entry changes in the participants' accounts. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not participants but clear through or maintain a custodial relationship with the participants are indirect participants that have indirect access to DTC's clearance system.

         Because of time zone differences, the securities account of a Cedelbank or Euroclear participant as a result of a transaction with a DTC participant (other than a depositary holding on behalf of Cedelbank or Euroclear) will be credited during the securities settlement processing day (which must be a business day for Cedelbank or Euroclear, as the case may be) immediately following the DTC settlement date. Any credits or transactions in securities settled during such processing will be reported to the relevant Euroclear participant or Cedelbank participant on that business day. Cash received in Cedelbank or Euroclear as a result of sales of securities by or through a Cedelbank participant or Euroclear participant to a DTC participant (other than the depository for Cedelbank or Euroclear) will be received with value on the DTC settlement date, but will be available in the relevant Cedelbank or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between participants will occur in accordance with DTC rules. Transfers between Cedelbank participants or Euroclear participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedelbank participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositories; however, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in the system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedelbank Participants or Euroclear Participants may not deliver instructions directly to the Depositories.

         Cedelbank, as a professional depository, holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedelbank participants through electronic book-entry changes in the accounts of Cedelbank participants, thereby eliminating the need for physical movement of certificates. As a professional depository, Cedelbank is subject to regulation by the Luxembourg Monetary Institute.

         Euroclear was created to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York, under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation. All operations are conducted by Morgan Guaranty Trust Company, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Morgan Guaranty Trust Company, not Euroclear Clearance Systems S.C. Euroclear Clearance Systems S.C. establishes policies for Euroclear on behalf of Euroclear participants. Morgan Guaranty Trust Company is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with Morgan Guaranty Trust Company are governed by the terms and conditions governing use of Euroclear and the related operating procedures of the Euroclear System and applicable Belgian law. These terms and conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

         Distributions in respect of the DTC registered certificates will be forwarded by the trustee to DTC, and DTC will be responsible for forwarding such payments to the participants, each of which will be responsible for disbursing the payments to the beneficial owners it represents or, if applicable, to indirect participants. Accordingly, beneficial owners may experience delays in the receipt of payments in respect of their certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of DTC registered certificates under the pooling and servicing agreement only at the direction of one or more participants to whose account the DTC registered certificates are credited and whose aggregate holdings represent no less than any minimum amount of required voting rights required. DTC may take conflicting actions with respect to any action of certificateholders of any class to the extent that participants authorize such actions. None of the Depositor, the trustee or any of their affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the DTC registered certificates or for maintaining, supervising or reviewing any records relating to these beneficial ownership interests.

         Beneficial owners will not be recognized by the trustee as certificateholders, as such term is used in the pooling and servicing agreement; provided, however, that beneficial owners will be permitted to request and receive information furnished to certificateholders by the trustee subject to receipt by the trustee of a certification in form and substance acceptable to the trustee stating that the person requesting such information is a beneficial owner. Otherwise, the beneficial owners will be permitted to receive information furnished to certificateholders and to exercise the rights of certificateholders only indirectly through DTC, its participants and indirect participants.

         Although DTC, Cedelbank and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of the offered certificates among participants of DTC, Cedelbank and Euroclear, they are under no obligation to perform or continue to perform these procedures and these procedures may be discontinued at any time.

         Definitive Certificates. Certificates initially issued in book-entry form will be issued in the form of definitive certificates that are fully registered and certificated to the beneficial owners or their nominees, rather than to DTC or its nominee only if (i) the Depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of an event described in the preceding paragraph, the trustee is required to notify, through DTC, participants who have ownership of DTC registered certificates as indicated on the records of DTC of the availability of definitive certificates for their DTC registered certificates. Upon surrender by DTC of the definitive certificates representing the DTC registered certificates and upon receipt of instructions from DTC for re-registration, the trustee will reissue the DTC registered certificates as definitive certificates issued in the respective principal amounts owned by individual beneficial owners, and thereafter the trustee will recognize the holders of such definitive certificates as certificateholders under the pooling and servicing agreement.

DISTRIBUTIONS

         Method, Timing and Amount. Distributions on the certificates will be made on the 15th day of each month or, if such 15th day is not a business day, then on the next succeeding business day, commencing in _________ _____. All distributions (other than the final distribution on any certificate) will be made by the trustee to the persons in whose names the certificates are registered at the close of business on each record date, which will be the last business day of the month preceding the month in which the related distribution date occurs. Such distributions will be made by wire transfer in immediately available funds to the account specified by the certificateholder at a bank or other entity having appropriate facilities therefor, if Certificateholder will have provided the trustee with wiring instructions as provided in the pooling and servicing agreement or, if no such instructions have been provided, by check mailed to the address listed for the Certificateholder on the Certificate Register. The final distribution on any certificate will be made in like manner, but only upon presentment or surrender of the certificate at the location specified in the notice to the holder thereof of such final distribution. All distributions made with respect to a class of certificates on each distribution date will be allocated pro rata among the outstanding certificates of the class based on their respective percentage interests. The percentage interest evidenced by any certificate is equal to the initial denomination thereof as of the delivery date, divided by the initial Class [ ] balance or notional amount, as applicable, for such class. The aggregate distribution to be made on the certificates on any distribution date shall equal the available distribution amount.

         The available distribution amount for any distribution date is an amount equal to (a) the sum of (i) the amount on deposit in the collection account as of the close of business on the related determination date, which amount will include scheduled payments on the mortgage loans due on or prior to the due date occurring in the remittance period immediately preceding, and collected as of, the determination date (to the extent not distributed on previous distribution dates) and unscheduled payments and other collections on the mortgage loans collected during the remittance period and (ii) the aggregate amount of any P&I Advances made by a servicer or the trustee in respect of such distribution date (not otherwise included in clause (i) above) net of (b) the portion of the amount described in clause (a)(i) hereof that represents (i) monthly payments due on a due date subsequent to the end of the remittance period, (ii) any amounts payable or reimbursable therefrom to any servicer or the trustee or (iii) any servicing and trustee compensation.

         Pass-Through Rate on the Offered Certificates. The pass-through rates on the Class [ ], Class [ ], Class [ ], Class [ ], Class [ ], Class [ ] and Class [ ] Certificates are fixed and are set forth on the cover hereof. The pass-through rate on the Class [ ] Certificates will be equal to the weighted average of the remittance rates in effect from time to time on the mortgage loans minus the weighted average (by Class [ ] Balance) of the pass-through rates on all other classes of certificates. The pass-through rate on the Class [ ] Certificates for the initial distribution date will be [________]% per annum. The remittance rate for any mortgage loan is equal to the excess of the mortgage interest rate thereon (without giving effect to any modification or other reduction following the Cut-off Date) over the sum of the applicable basic servicing fee rate.

         Interest Distributions on the Certificates. Subject to the distribution of the principal distribution amount to the holders of classes of certificates of a higher priority, as described under "Priority of Distributions" below, holders of each class of certificates will be entitled to receive on each distribution date, to the extent of the available distribution amount for that distribution date (net of any net prepayment premium), distributions allocable to interest in an amount equal to the sum of interest accrued during the period from and including the first day of the month preceding the month of the distribution date (or from the Cut-off Date in the case of the initial distribution date) to and including the last day of the month preceding the month of the distribution date (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Class [ ] balance (or the notional amount, in the case of the Class [ ] Certificates) of the class of certificates outstanding immediately prior to the distribution date, at the then-applicable pass-through rate, plus any shortfall as described in the penultimate sentence of this paragraph, less such class' pro rata share of any interest shortfall not related to a mortgagor delinquency or default, such as prepayment interest shortfalls and shortfalls associated with exemptions provided by the Relief Act (as defined in the Prospectus), and less, with respect to each class of certificates other than the Class [ ], any collateral value adjustment Capitalization Amount allocated to the class as described under "--Subordination" below (and not reversed). The notional amount of the Class [ ] Certificates will equal the aggregate of the Class [ ] balances of all the other certificates. The notional amount does not entitle the Class [ ] to any distributions of principal. If the Adjusted Available Distribution Amount for any distribution date is less than the interest distribution amount for such distribution date, the shortfall will be part of the interest distribution amount distributable to holders of certificates affected by the shortfall on subsequent distribution dates. Any such shortfall will bear interest at the related pass-through rate.

         To the extent not necessary to reimburse the master servicer for reductions in its compensation to cover prepayment interest shortfalls, in addition to the related interest distribution amount, each class of certificates (other than the Class [ ] Certificates) will receive on each distribution date the product of (a) any net prepayment premium paid with respect to the mortgage loans if such net prepayment premium is calculated by reference to a U.S. Treasury rate, (b) the related class prepayment fraction and (c) the related allocation fraction. On each distribution date, the net prepayment premium not payable to the master servicer or the holders of a class of certificates, other than the Class [ ] Certificates, will be paid to the holders of the Class [ ] Certificates. On each distribution date, the net prepayment premium not payable to the master servicer or the holders of the offered certificates will be paid the holders of one or more classes of other certificates. The class prepayment fraction for any class of offered certificates and any distribution date will equal a fraction the numerator of which is the amount of principal paid to the class in reduction of the Class [ ] balance thereof on that distribution date and the denominator of which is the amount of principal paid to all classes of certificates in reduction of their respective Class [ ] balances on that distribution date. The allocation fraction for any class of offered certificates and any distribution date will equal a fraction (not greater than one and not less than zero) (x) the numerator of which is the excess of (a) the pass-through rate of such class of offered certificates over (b) the discount rate used to calculate the related net prepayment premium and (y) the denominator of which is the excess of (a) the mortgage interest rate on the mortgage loan over (b) the discount rate referenced in clause (x) above. To the extent not necessary to reimburse the master servicer, as described above, any net prepayment premium paid with respect to a mortgage loan which is not calculated by reference to a U.S. Treasury rate will be distributed solely to the holders of the Class [ ] Certificates.

         To the extent any mortgage loan is prepaid in full or in part between a determination date and the due date immediately following such determination date, an interest shortfall may result on the second distribution date following the determination date because interest on prepayments in full or in part will only accrue to the date of payment. To the extent any mortgage loan is prepaid in full or in part between the due date and the determination date immediately following the due date, the interest on such prepayment will be included in the available distribution amount for the immediately succeeding distribution date as prepayment interest excess. If a mortgage loan is prepaid in full or in part during any remittance period, any prepayment interest shortfall shall be offset to the extent of any prepayment interest excess and any prepayment premium collected during the remittance period. If the prepayment interest shortfall for any remittance period exceeds any prepayment interest excess and any prepayment premiums collected during the remittance period, such shortfall shall only be offset by an amount up to the portion of the master servicing fee payable to the master servicer on the distribution date. To the extent that any such shortfall shall have been offset by a portion of the master servicing fee, the master servicer shall be entitled to any excess of the prepayment interest excess and prepayment premiums over the prepayment interest shortfall for any subsequent period.

         The net prepayment premium with respect to any distribution date will equal the excess of (a) the total amount of prepayment premiums received during the remittance period over (b) the prepayment interest shortfall for any remittance period over the prepayment interest excess for any remittance period.

         The pass-through rate on the Class [ ] Certificates will not be affected by the deferral of interest or reduction of the mortgage interest rate on any mortgage loan by the special servicer or by the occurrence of either event in connection with any bankruptcy proceeding involving the mortgagor. The amount of any resulting interest shortfall will be allocated to the certificates, in the order described under "Subordination" below.

         Principal Distributions on the Offered Certificates. Holders of a class of certificates will be entitled to receive on each distribution date in reduction of the related Class [ ] balance in the order described herein until the related Class [ ] balance is reduced to zero, to the extent of the balance of the Adjusted Available Distribution Amount remaining after the payment of the interest distribution amount for that distribution date for the class of certificates and each other class of certificates with a higher priority for interest payments (as described under "Priority of Distributions" below), distributions in respect of principal in an amount equal to the aggregate of (i) all scheduled payments of principal (other than balloon payments) due on the mortgage loans on the due date whether or not received and all scheduled balloon payments received on or before the related determination date, (ii) if the scheduled balloon payment is not received, with respect to any balloon mortgage loans on and after the maturity date thereof, the principal payment that would need to be received in the related month in order to fully amortize the balloon mortgage loan with level monthly payments by the end of the term used to derive scheduled payments of principal due prior to the related maturity date, (iii) to the extent not previously advanced any unscheduled principal recoveries received during the remittance period in respect of the mortgage loans, whether in the form of liquidation proceeds, insurance proceeds, condemnation proceeds or amounts received as a result of the purchase of any mortgage loan out of the trust fund and (iv) any other portion of the Adjusted Available Distribution Amount remaining undistributed after payment of any interest payable on the certificates for the related or any prior distribution date, including any principal prepayments received during the related remittance period and prepayment interest excess not offset by any prepayment interest shortfall occurring during the remittance period or otherwise required to reimburse the master servicer and interest distributions on the mortgage loans, in excess of interest distributions on the certificates, resulting from the allocation of certain amounts described in this clause (iv) to principal distributions on the certificates. The Class [ ] balance for any class of certificates on any distribution date will equal the initial Class [ ] balance thereof reduced by any distributions and realized losses allocated thereto, as described under "--Subordination" below, and increased by any collateral value adjustment Capitalization Amounts allocated thereto as described under "--Subordination" below. The Class [ ] Certificates do not have a Class [ ] balance and are therefore not entitled to any principal distributions.

PRIORITY OF DISTRIBUTIONS

         The Adjusted Available Distribution Amount for each distribution date will be applied in the following order of priority:

         (a) to distributions of the interest distribution amounts for each distribution date on the Class [ ], Class [ ], Class [ ] and Class [ ] Certificates, pro rata, based on their respective interest distribution amounts;

         (b) to distributions of the principal distribution amount for each distribution date to Class [ ] Certificates until the Class [ ] balance is reduced to zero;

         (c) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (d) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (e) to distributions of the interest distribution amount for each distribution date on the Class [ ] Certificates;

         (f) to distribution of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance thereof to zero) for each distribution date to the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (g) to distributions of the interest distribution amount for each distribution date on the Class [ ] Certificates;

         (h) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date to the Class [ ] Certificates until the Class [ ] balance is reduced to zero;

         (i) to the distributions of the interest distribution amount for each distribution date on the Class [ ] Certificates;

         (j) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (k) to distributions of the interest distribution amount for each distribution date on the Class [ ] Certificates;

         (l) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (m) to distributions of the interest distribution amount for each distribution date on the Class [ ] Certificates;

         (n) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (o) to distributions of the interest distribution amount for each distribution date on the Class [ ] Certificates;

         (p) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (q) to distributions of the interest distribution amount for each distribution date on the Class [ ] Certificates;

         (r) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class [ ] Certificates, until the Class [ ] balance is reduced to zero;

         (s) to distributions of the interest distribution amount for each distribution date on the Class NR Certificates; and

         (t) to distributions of the principal distribution amount (or the portion thereof remaining after the distribution to the Class [ ] Certificates in reduction of the Class [ ] balance to zero) for each distribution date on the Class NR Certificates, until the Class [ ] balance is reduced to zero.

         To the extent only the Class [ ], Class [ ] and Class [ ] Certificates are outstanding on any distribution date, the Adjusted Available Distribution Amount remaining after application pursuant to clause (a) above shall be applied to distribution of the principal distribution amount for such distribution date to the Class [ ], Class [ ] and Class [ ] Certificates pro rata based on their respective Class [ ] balances.

OTHER CERTIFICATES

         The Class [ ], Class [ ], Class [ ], Class NR, Class R-I, Class R-II and Class R-III Certificates are not offered hereby. The pass-through rates on the Class [ ], Class [ ], Class [ ] and Class NR Certificates for any distribution date will equal [___]%, [___]%, [___]% and [___]%, respectively, per annum. The aggregate Class [ ] balance for the Class [ ], Class [ ], Class [ ] and Class NR Certificates will equal $[__________].

         The Class R-I, Class R-II and Class R-III Certificates will not have a pass-through rate or a Class [ ] balance.

SUBORDINATION

         Neither the offered certificates nor the mortgage loans are insured or guaranteed against losses suffered on the mortgage loans by any government agency or instrumentality or by the Depositor, the seller, the trustee, the master servicer, the special servicer, the underwriter, or any affiliate thereof.

         In addition to the payment priorities described under "--Priority of Distributions" above, certain certificates will be subordinated to other certificates with respect to the allocation of realized losses. Realized losses on the mortgage loans will be allocated, first, to the Class NR, Class [ ], Class [ ] and Class [ ] Certificates, in that order, second, to the Class [ ] Certificates, third, to the Class [ ] Certificates, fourth, to the Class [ ] Certificates, fifth, to the Class [ ] Certificates, and thereafter, to the Class [ ], Class [ ] and Class [ ] Certificates, on a pro rata basis, based on Class [ ] balance, in each case until the related Class [ ] balance is reduced to zero. The Class [ ] balance of a class of certificates will be reduced by the principal portion of any realized losses allocated to that class.

         In addition to realized losses, shortfalls will also occur as a result of a servicer's and the trustee's right to receive payments of interest with respect to unreimbursed advances, the special servicer's right to additional compensation with respect to specially serviced mortgage loans and as a result of other trust fund expenses. Such shortfalls will be allocated as described above to the classes of certificates with the lowest payment priority for purposes of the application of available distribution amount in the order described herein.

         Within 30 days after the earliest to occur of (i) 90 days after the date on which an uncured delinquency occurs in respect of a mortgage loan, (ii) the date on which a receiver is appointed in respect of a mortgaged property,
(iii) the date on which a mortgaged property becomes an REO Property or (iv) the date on which a change in the payment rate, mortgage interest rate, principal balance, amortization terms or maturity date of any specially serviced mortgage loan becomes effective, the earliest of such dates designated as a required appraisal date, an appraisal will be obtained by the special servicer from an independent MAI appraiser at the expense of the trust fund (except if an appraisal has been conducted within the 12 month period preceding such event). As a result of the appraisal, a collateral value adjustment may result, which collateral value adjustment will be allocated, for purposes of determining distributions of interest to the certificates, in the manner and priority described below. Notwithstanding the foregoing, a collateral value adjustment will be zero with respect to such a mortgage loan if (i) the event giving rise to the collateral value adjustment is the extension of the maturity of the mortgage loan, (ii) the payments on the mortgage loan were not delinquent during the twelve month period immediately preceding such extension and (iii) the payments on the mortgage loan are then current, provided, that if at any later date there occurs a delinquency in payment, the collateral value adjustment will be recalculated and applied as described above. In addition, in any case, upon the occurrence of any event giving rise to a subsequent collateral value adjustment (including the delinquency referred to in the immediately preceding sentence) more than twelve months after an appraisal was obtained with respect to a collateral value adjustment, the special servicer will order a new appraisal as described above, within 30 days of the occurrence of any such event giving rise to a subsequent collateral value adjustment and will adjust the amount of the collateral value adjustment in accordance therewith.

         The collateral value adjustment for any distribution date with respect to any mortgage loan will be an amount equal to the excess of (a) the principal balance of the mortgage loan over (b) the excess of (i) 90% of the current appraised value of the related mortgaged property as determined by an independent MAI appraisal of the mortgaged property over (ii) the sum of (A) to the extent not previously advanced by a servicer, all unpaid interest on the mortgage loan at a per annum rate equal to the mortgage interest rate, (B) all unreimbursed advances and interest thereon, (C) any unpaid servicing and trustee fees and (D) all currently due and delinquent real estate taxes and assessments, insurance premiums and, if applicable, ground rents in respect of the mortgaged property (net of any amount escrowed or otherwise available for payment of the amount due on the mortgage loan). The excess of the principal balance of any mortgage loan over the related collateral value adjustment is referred to herein as the "adjusted collateral value". A collateral value adjustment shall result in a reduction of the interest distribution amount of one or more classes of certificates and shall not be a permanent reduction of the Class [ ] balance (or notional amount) of any class of certificates prior to the occurrence of a realized loss.

         A realized loss, in the case of any mortgage loan described in clause
(a) or clause (b) of the succeeding sentence, is equal to the sum of (a) the stated principal balance of any loss mortgage loan, (b) interest thereon not previously distributed or advanced to certificateholders through the last day of the month in which any mortgage loan became a loss mortgage loan, (c) any advances made by a servicer or the trustee which remain unreimbursed and (d) any interest accrued on such advances (see "--Advances" below) as of such time, reduced by any amounts recovered thereon as of such time and, in the case of any mortgage loan described in clause (c) of the succeeding sentence, is the amount determined to have been permanently forgiven as described in clause (c). A loss mortgage loan is any mortgage loan (a) which is finally liquidated, (b) with respect to which a determination has been made that an advance which has been made or would otherwise be required to be made, is not, or, if made, would not be, recoverable out of proceeds on the mortgage loan or (c) with respect to which a portion of the principal balance has been permanently forgiven whether pursuant to a modification or a valuation resulting from a proceeding initiated under the Bankruptcy Code. The stated principal balance of any mortgage loan as of any date of determination is the principal balance as of the Cut-off Date minus the sum of (i) the principal portion of each monthly payment due on the mortgage loan after the Cut-off Date, to the extent received from the mortgagor or advanced and distributed to certificateholders, (ii) any unscheduled amounts of principal received with respect to the mortgage loans, to the extent distributed to certificateholders and (iii) any realized loss previously allocated with respect to the mortgage loan.

         [As a result of calculating collateral value adjustment with respect to a Mortgage Loan, the payment advance for such mortgage loan for the distribution date will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Certificates (other than the Class [ ] and Class [ ] Certificates) in reverse alphabetical order of the Classes. See "-- Advances" below. In addition, any collateral value adjustment will be allocated to the certificates (other than the Class [ ] and Class [ ] Certificates) in reverse alphabetical order of the Classes for purposes of determining Voting Rights and the Monitoring Certificateholders. See "Description of the Pooling and Servicing Agreement -- Voting Rights" below and "Master Servicer and Special Servicer -- Responsibilities of the Special Servicer" below. The special servicer is required, within 30 days of each anniversary of the required appraisal date, to order an update of the prior appraisal (the cost of which will be advanced by the special servicer and reimbursed thereto from the trust fund). The special servicer will determine and report to the trustee the updated appraisal. A lower appraisal value will increase the collateral value adjustment. Such increase will further reduce any payment advances for the related mortgage loan. A higher appraised value will reverse the collateral value adjustment by the amount of the reported increase.]

         [The collateral value adjustment will be allocated on each distribution date, for purposes of determining distributions in respect of interest on such distribution date, to the Class [ ] balance of the most subordinate class of certificates that would otherwise receive distributions of interest, up to an aggregate amount (net of any positive adjustments) equal to the Class [ ] balance thereof. For so long as a more senior class of certificates is outstanding, the amount of interest otherwise distributable on each distribution date to each class of certificates to which a collateral value adjustment has been allocated (to the extent not reversed) with respect to prior distribution dates will be reduced by interest accrued at the pass-through rate on the portion of the Class [ ] balance of the class equal to the sum of the aggregate collateral value adjustment allocated to the class for each distribution date and accrued and unpaid interest at the pass-through rate on the collateral value adjustment amount for prior distribution dates. Such accrued and unpaid interest, the collateral value adjustment capitalization amount will be added to the certificate balance of such class or classes of certificates, and an equal amount will be included in the principal distribution amount to be distributed to holders of the most senior classes of certificates on each distribution date as described herein, to the extent actually paid by the mortgagor or received as interest in respect of any REO Property. Interest distributions on the Class [ ] Certificates will not be affected by collateral value adjustments. The special servicer is required, within 30 days of each anniversary of the required appraisal date, to order an update of the prior appraisal (the cost of which will be advanced by the special servicer and reimbursed thereto from the trust fund). The special servicer will determine and report to the trustee the updated appraisal. A lower appraisal value will increase the collateral value adjustment. Such increase will be allocated as described above. A higher appraised value will reverse the collateral value adjustment by the amount of the reported increase. Any such reversal or reduction will reduce the accrual of the collateral value adjustment capitalization amount and therefore reduce the amount otherwise available to make distributions of principal on the classes of certificates senior to the class of certificates to which such reversal is allocated. However, in neither case will the Class [ ] balance of the affected class or classes of certificates be reduced by such reversal or reduction except as otherwise set forth herein. In such event, the total collateral value adjustment capitalization amount previously added to the related Class [ ] balance shall be reduced in proportion to the collateral value adjustment reversal.]

ADVANCES

         On the business day immediately preceding each distribution date, the master servicer (and under certain circumstances, the special servicer) will be obligated to make payment advances out of its own funds or funds held in the collection account that are not required to be part of the available distribution amount for such distribution date, in an amount equal to the excess of all monthly payments (net of the servicing fee) due over the amount actually received, subject to the limitations described herein. To the extent that the master servicer fails to make a payment advance required of it prior to each distribution date, the trustee shall make the required payment advance on the distribution date, as provided in the pooling and servicing agreement. In addition, the master servicer will be required to advance certain property related expenses. The servicers generally may not advance any amounts, other than payment advances, unless such advance is contemplated in the related asset strategy report for the mortgage loan or such advance is for one of several purposes specified in the pooling and servicing agreement as "Property Protection Expenses." All such advances will be reimbursable to a servicer and the trustee from late payments, insurance proceeds, liquidation proceeds, condemnation proceeds or amounts paid in connection with the purchase of the mortgage loan to the extent such amounts are not required to be otherwise applied pursuant to the terms of the related mortgage loan or, as to any such advance that is deemed not otherwise recoverable, from any amounts required to be deposited in the collection account. Notwithstanding the foregoing, a servicer and the trustee will be obligated to make any such advance only to the extent that it determines in its reasonable good faith judgment that such advance, if made, would be recoverable out of late payments, insurance proceeds, liquidations, condemnation proceeds or certain other collections on the related mortgage loan. None of the servicers and the trustee will be required to advance the full amount of any balloon payment not made by the mortgagor. To the extent a servicer and the trustee are required to make a payment advance on and after the due date for any balloon payment, such payment advance shall not exceed an amount equal to a monthly payment calculated by the special servicer necessary to fully amortize the related mortgage loan over the period used for purposes of calculating the scheduled monthly payments thereon prior to the maturity date. Any failure by a servicer to make a payment advance as required under the pooling and servicing agreement will constitute an event of default thereunder, in which case the trustee will be obligated to make any required advance, in accordance with the terms of the pooling and servicing agreement. The trustee will be entitled to a reimbursement for each payment advance (together with interest thereon) made by it in the same manner and to the same extent, but prior to, the servicers.

         [Notwithstanding the foregoing, if a collateral value adjustment has been made with respect to any mortgage loan, then, with respect to the distribution date immediately following the date of such determination and with respect to each subsequent distribution date, to the extent such collateral value adjustment has not been reversed, in the event of subsequent delinquencies thereon, the interest portion of the payment advance in respect of such mortgage loan will be reduced (no reduction to be made in the principal portion, however) to equal the product of (i) the amount of the interest portion of such payment advance that would otherwise be required to be made for such distribution date without regard to this sentence, multiplied by (ii) a fraction (expressed as a percentage), the numerator of which is equal to the stated principal balance of such mortgage loan, net of such collateral value adjustment, and the denominator of which is equal to the stated principal balance of such mortgage loan. See "-- Subordination" above.]

         Each servicer and the trustee shall be entitled to interest on the aggregate amount of all advances made by the servicer or the trustee at a per annum rate equal to the prime rate reported in The Wall Street Journal.
See "Risk Factors--Effect of Mortgagor Delinquencies and Defaults" herein.

              CERTAIN PREPAYMENT, MATURITY AND YIELD CONSIDERATIONS


GENERAL

         The yield to maturity on the offered certificates will be affected by the rate of principal payments on the mortgage loans including, for this purpose, prepayments, which may include amounts received by virtue of the curtailments, voluntary repayment in full, repurchases by the seller, condemnation or casualty with respect to the mortgaged property or foreclosure pursuant to a default on a mortgage loan. The rate of principal payments on the offered certificates will correspond to the rate of principal payments (including prepayments) on the mortgage loans.

         Each mortgage loan either prohibits voluntary prepayments during a certain number of years following the origination and/or allows the mortgagor to prepay the principal balance in whole during a certain number of years following the origination if accompanied by payment of a prepayment premium. See Annex A hereto, the Diskette and the table entitled "Prepayment Protection" under "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Loan" herein. Any net prepayment premium collected on a mortgage loan will be distributed to the holders of the certificates as described herein. See "Risk Factors--Special Prepayment Considerations" herein, "Description of the Certificates--Distributions--Interest Distributions on the Certificates" and "Certain Prepayment, Maturity and Yield Considerations" herein, and "Yield Considerations" in the Prospectus.

         The yield to maturity on each class of the offered certificates will depend on, among other things, the rate and timing of principal payments (including prepayments, defaults, liquidations and purchases of mortgage loans due to a breach of a representation and warranty) on the mortgage loans and the allocation thereof to reduce the Class [ ] balance or notional amount of such class and the collection and allocation of any prepayment premium thereon. The yield to investors on any class of offered certificates will be adversely affected by any allocation thereto of prepayment interest shortfalls on the mortgage loans, which may result from the distribution of interest only to the date of a prepayment occurring during any month following the related determination date (rather than a full month's interest) to the extent any such interest shortfall is not offset by prepayment premiums, any prepayment interest excess or the master servicing fee for such distribution date.

         ARD loans may be prepayed in full on or after the anticipated repayment date without the payment of any prepayment premium. Excess Cash Flow on an ARD loan will be applied to reduce the principal thereof after its respective anticipated repayment date and the related mortgage rate will be reset at the Revised Rate. There can be no assurance that any of mortgage loan will be prepaid on that date or any date prior to maturity. The failure to pay an ARD loan by the anticipated repayment date will not result in an event of default.

         In general, if a class of offered certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of offered certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase.

         If a mortgage loan becomes a Specially Serviced Mortgage Loan, the Special Servicer may adopt a servicing strategy which affects the yield to maturity of one or more classes of Offered Certificates.

         The assumed final distribution date for the certificates will be the distribution date in [__________], which is the first distribution date following the second anniversary of the date at which all the mortgage loans have zero balances, assuming no prepayments, all ARD loans will pay on their respective anticipated repayment dates, and that the mortgage loans which are Balloon loans fully amortize according to their amortization schedule and no balloon payment is made.

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES

         Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of the offered certificates will be influenced by the rate at which principal payments (including scheduled payments, principal prepayments, condemnation proceeds and payments made pursuant to any applicable policies of insurance) on the mortgage loans are made. Principal payments on the mortgage loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, partial prepayments and liquidations due to a default or other dispositions of the mortgage loans).

         Prepayments on loans are commonly measured relative to a prepayment standard or model, such as the constant prepayment rate prepayment model ("CPR"). CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of the loans. Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans.

         The table of Percent of Initial Class [ ] Balance Outstanding for each class of the offered certificates at each CPR set forth below indicates the weighted average life of the certificates and sets forth the percentage of the initial principal amount of the certificates that would be outstanding after each of the dates shown at the indicated CPR. The table has been prepared on the basis of the characteristics of the mortgage loans in the attached diskette and on the basis of the following assumptions: (i) the mortgage loans prepay at the indicated CPR; (ii) the maturity date of each of the balloon mortgage loans is not extended; (iii) distributions on the offered certificates are received in cash, on the 15th day of each month, commencing in _________ _____; (iv) no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the mortgage loans occur; (v) prepayments represent payment in full of individual mortgage loans and are received on the respective due dates and include a month's interest thereon; (vi) there are no repurchases of mortgage loans due to breaches of any representation and warranty, or pursuant to an optional termination as described under "Description of the Pooling and Servicing Agreement--Termination" or otherwise; (vii) the offered certificates are purchased on [_________ __], _____; (viii) all of the ARD loans are fully prepaid on their related anticipated repayment date and all of the other mortgage loans are paid in full on their maturity date; and (ix) any mortgage loan maturing after the first and prior to the fifteenth day of any month will be assumed to mature on the first day of such month and any mortgage loan maturing on or after the fifteenth day of any month will be assumed to mature on the first day of the next month.

         Variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentage of initial Class [ ] Balance (and weighted average life) shown in the following table. Such variations may occur even if the average prepayment experience of all mortgage loans is the same as any of the specified assumptions.



                                 PERCENT OF INITIAL CLASS [ ] BALANCE OUTSTANDING
                                      AT THE FOLLOWING PERCENTAGES OF CPR (1)

                                        CLASS [ ]                        CLASS [ ]                         CLASS [ ]

DISTRIBUTION                [0%      5%     10%    15%]       [0%      5%     10%    15%]       [0%      5%     10%    15%]
  DATE

Initial percentage          100    100     100     100        100    100     100     100        100    100     100     100

























Weighted
Average
life in years(2)




                                  CLASS B                       CLASS C                       CLASS D                    CLASS E

DISTRIBUTION       [0%    5%      10%    15%]    [0%     5%    10%    15%]    [0%     5%     10%    15%]    [0%   5%    10%   15%]
  DATE

Initial            100    100     100    100     100    100    100     100    100    100     100     100    100   100   100   100
percentage

























Weighted Average
 life in years(2)

(1) Prepayments are assumed to occur after the Lock-out Period and/or yield maintenance penalty period.

(2) The weighted average life of a class of offered certificates is determined by (i) multiplying the amount of each distribution of principal by the number of years from the date of issuance to the related distribution date,
    (ii) adding the results and (iii) dividing the sum by the total principal distributions on such class of certificates.



CLASS [ ] CERTIFICATES YIELD CONSIDERATIONS

         The following table indicates the sensitivity of the pre-tax yield to maturity on the Class [ ] Certificates to various constant rates of prepayment on the mortgage loans by projecting the monthly aggregate payments on the Class
[ ] Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in clauses
(i) through (ix) in the second paragraph preceding the table entitled "Percent of Initial Class [ ] Balance Outstanding at the Following Percentages of CPR" under the heading "Certain Prepayment, Maturity and Yield Considerations--Weighted Average Life of the Offered Certificates" herein, including the assumptions regarding the performance of the mortgage loans which may differ from the actual performance thereof and assuming the aggregate purchase price and pass-through rate set forth below and assuming further that the initial notional amount of the Class [ ] Certificates is as set forth herein. Any differences between these assumptions and the actual characteristics and performance of the mortgage loans and of the certificates may result in yields being different from those shown in the table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the table, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.


                              PRE-TAX YIELD TO MATURITY OF THE CLASS [ ] CERTIFICATES

ASSUMED
PURCHASE PRICE                                               CPR PREPAYMENT ASSUMPTION RATE(2)
AS A PERCENTAGE                     ASSUMED              ---------------------------------------------
OF THE NOTIONAL                   PASS-THROUGH
AMOUNT                               RATE (1)             [0%]           [5%]        [10%]       [15%]
---------------                   ------------            ----           ----        -----       -----

[______]%                           [______]%            [____]%        [____]%      [____]%     [____]%


(1) Calculated based on the weighted average of the remittance rates on the mortgage loans as of the Cut-off Date and the initial weighted average of the pass-through rates of the certificates. The pass-through rate on the Class [ ] Certificates will be subject to adjustment on each distribution date.

(2) Prepayments are assumed to occur after the Lock-out period and/or yield maintenance penalty period.

         Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Class [ ] Certificates would cause the discounted present value of the assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price of the Class [ ] Certificates and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class [ ] Certificates, and thus do not reflect the return on any investment in the Class [ ] Certificates when, as applicable, any reinvestment rates other than the discount rates set forth in the preceding table are considered.

         Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the mortgage loans will be prepaid according to one particular pattern. For this reason and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the Class [ ] Certificates is likely to differ from those shown in the table, even if all of the mortgage loans prepay at the indicated constant percentages of CPR over any given time period or over the entire life of the certificates.

         There can be no assurance that the mortgage loans will prepay at any particular rate or that the yield on the Class [ ] Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the mortgage loans could produce slower or faster principal distributions than indicated in the preceding table at the various constant percentages of CPR specified, even if the weighted average remaining term to maturity of the mortgage loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Class [ ] Certificates should fully consider the risk that an extremely rapid rate of prepayments on the mortgage loans could result in a failure to fully recover their investments. In addition, holders of the Class [ ] Certificates generally have rights to relatively larger portions of interest payments on mortgage loans with higher mortgage interest rates; thus, the yield on the Class [ ] Certificates will be materially and adversely affected to a greater extent than on the other offered certificates if the mortgage loans with higher mortgage interest rates prepay faster than the mortgage loans with lower mortgage rates.

         For additional considerations relating to the yield on the certificates, see "Yield Considerations" in the Prospectus.

         The yield to maturity on the Class [ ] Certificates will be extremely sensitive to losses on the mortgage loans (and the timing thereof) because any losses will be allocated to reduce the Class [ ] balance of the certificates and therefore will reduce the notional amount of the Class [ ] Certificates.

         Investors in the Class [ ] Certificates should fully consider the risk that realized losses on the mortgage loans could result in a failure to fully recover their investments.

                      MASTER SERVICER AND SPECIAL SERVICER


MASTER SERVICER

         [_____________ ("_________________") is the master servicer. _________
was organized under the laws of the state of _________in __________ as a ____________________. _________ is a real estate financial services company which provides commercial and multifamily mortgage loan origination services exclusively for MGT and provides loan servicing and asset management for large pools of commercial and multifamily real estate assets.
___________________ address is ____________________________________.

         As of [_____________], _________ was responsible for the servicing of approximately [___] commercial and multifamily loans with an aggregate principal balance of approximately $[___] billion, the collateral for which is located in [___] states and Canada. Property type concentrations within the portfolio include multifamily, office, retail, hotel/motel and other types of income producing properties.

         _________ may have a direct or indirect interest in approximately [___]% of the Class NR Certificates.

         The information set forth herein concerning _________ has been provided by it and neither the Depositor nor the underwriter makes any representation or warranty as to the accuracy or completeness of such information.

SPECIAL SERVICER

         [The duties of the special servicer will be performed by ______________________, a _______________________("__________________-"). As of
[__________], the special servicer was responsible for performing certain servicing functions with respect to approximately [______] commercial and multifamily loans with an aggregate principal balance of approximately $[____] billion, the real property securing which is located in [__] states, Puerto Rico and the District of Columbia. The special servicer has been approved as a special servicer for investment grade-rated commercial and multifamily mortgage-backed securities by Fitch and Standard & Poor's. The information set forth herein concerning the special servicer has been provided by it, and neither the Depositor nor the underwriter makes any representation or warranty as to the accuracy or completeness of the information.

         The special servicer has indicated its intention to purchase approximately [___]% of the Class NR Certificates.]

RESPONSIBILITIES OF MASTER SERVICER

         Under the pooling and servicing agreement, the master servicer is required to service and administer the mortgage loans solely on behalf of and in the best interests of and for the benefit of the Certificateholders, in accordance with the terms of the pooling and servicing agreement and the mortgage loans and to the extent consistent with such terms, with the higher of
(a) the standard of care, skill, prudence and diligence with which the master servicer services and administers mortgage loans that are held for other portfolios that are similar to the mortgage loans and (b) the standard of care, skill, prudence and diligence with which the master servicer services and administers mortgage loans for its own portfolio that are similar to the mortgage loans, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers and without regard to (a) any relationship between itself and any Mortgagor, (b) any ownership of the Certificates, (c) its obligation to make advances, (d) any debt that it extended to any mortgagor and (e) any servicing compensation to which the servicer may be entitled.

         The master servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining (or using its best efforts to cause the mortgagor under each mortgage loan to maintain) hazard, business interruption and general liability insurance policies (and, if applicable, rental interruption policies) as described herein and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to the mortgage loan; processing, in consultation with the special servicer, assumptions or substitutions in those cases where the master servicer has determined not to enforce any applicable due-on-sale clause; demanding that the mortgagor cure delinquencies; inspecting and managing mortgaged properties under certain circumstances; and maintaining records relating to the mortgage loans.

RESPONSIBILITIES OF SPECIAL SERVICER

         The servicing responsibility on a particular mortgage loan will be generally transferred to the special servicer upon the occurrence of certain servicing transfer events, including the following: (i) the mortgage loan becomes a defaulted mortgage loan because it is more than 60 days delinquent in whole or in part in respect of any monthly payment or is delinquent in whole or in part in respect of the related balloon payment; (ii) the mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the mortgagor has become the subject of a decree or order for such a proceeding; (iii) the master servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the mortgaged property; (iv) the mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; (v) any other default has occurred which has materially and adversely affected the value of the mortgage loan and has continued unremedied for the applicable grace period specified in the mortgage note; (vi) the related Mortgaged Property becomes an REO property; or (vii) if for any reason an assumption agreement cannot be entered into upon the transfer by the mortgagor of the mortgaged property. A mortgage loan serviced by the special servicer is referred to herein as a specially serviced mortgage loan. The special servicer will collect certain payments on the specially serviced mortgage loans and make certain remittances to, and prepare certain reports for the master servicer with respect to such mortgage loans. The master servicer shall have no responsibility for the performance by the special servicer of its duties under the pooling and servicing agreement provided that the master servicer continues to perform certain servicing functions on the specially serviced mortgage loans and, based on the information provided to it by the special servicer, prepares certain reports for the trustee with respect to the specially serviced mortgage loans. To the extent that any mortgage loan, in accordance with its original terms or as modified in accordance with the pooling and servicing agreement, becomes a performing mortgage loan for at least three consecutive months, the special servicer will cease to service such mortgage loan.

         [_____________] will act as the special servicer with respect to the mortgage loans. Under the pooling and servicing agreement the special servicer is required to service, administer and dispose of specially serviced mortgaged loans solely in the best interests of and for the benefit of the certificateholders, in accordance with the pooling and servicing agreement and the mortgage loans and to the extent consistent with such terms, with the higher of (a) the standard of care, skill, prudence and diligence with which the special servicer services, administers and disposes of, distressed mortgage loans and related real property that are held for other portfolios that are similar to the mortgage loans, mortgaged properties and REO properties and (b) the standard of care, skill, prudence and diligence with which the special servicer services, administers and disposes of distressed mortgage loans and related real property for its own portfolio that are similar to the mortgage loans, mortgaged properties and REO properties, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, so as to maximize the net present value of recoveries on the mortgage loans.

         The special servicer, on behalf of the trust fund, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage note, obtain a deed in lieu of foreclosure, or otherwise acquire, on behalf of the trust fund, title to a mortgaged property securing a specially serviced mortgage loan by operation of law or otherwise, if such action is consistent with the servicing standard. The special servicer may not acquire title to any mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of any mortgaged property within the meaning of certain federal environmental laws, unless the special servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (the costs of which report will be paid as an expense of the trust fund), that: (i) the mortgaged property is in compliance with applicable environmental laws; or if not, that taking actions that are necessary to bring the mortgaged property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and (ii) there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation or that, if any such materials are present, taking such action with respect to the affected mortgaged property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions.

         The special servicer, on behalf of the trust fund, will use its best efforts to sell the mortgaged property within two years of acquisition, unless
(i) the Internal Revenue Service grants an extension of time to sell the property or (ii) the special servicer provides to the trustee an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to two years after its acquisition will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Subject to the foregoing, the special servicer will be required to (i) solicit offers for any mortgaged property so acquired in a manner that is reasonably likely to realize a fair price for the property and (ii) accept an offer received from any person that constitutes a fair price and which is in the best interest of the certificateholders as determined by the special servicer in accordance with the servicing standard.

         If the trust fund acquires title to any mortgaged property, the special servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the special servicer of any of its obligations with respect to the management and operation of the mortgaged property. Any such property acquired by the trust fund will be managed in a manner consistent with the servicing standard.

         The special servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the specially serviced mortgaged loans. If the proceeds of any liquidation of the property securing the specially serviced mortgage loan are less than the outstanding principal balance of the specially serviced mortgage loan plus interest accrued thereon at the mortgage interest rate plus the aggregate amount of expenses incurred by the special servicer in connection with such proceedings and which are reimbursable under the pooling and servicing agreement, the trust fund will realize a loss in the amount of such difference. The special servicer will be entitled to be paid from the amounts on deposit in the collection account, prior to the distribution to certificateholders, amounts representing its servicing compensation on the specially serviced mortgaged loans.

         The special servicer shall have full power and authority to do any and all things in connection with servicing and administering a mortgage loan that it may deem in its best judgment necessary or advisable, including, without limitation, to execute and deliver on behalf of the trust fund any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments, to reduce the mortgage interest rate, and to defer or forgive payment of interest and/or principal with respect to any specially serviced mortgage loan or any mortgaged property. The special servicer may not permit a modification or extension of any mortgage loan to a date later than three years prior to the rated final distribution date. Notwithstanding the foregoing, the special servicer may not permit any modification with respect to a balloon mortgage loan if it results in the extension of such maturity date beyond the amortization term of the balloon mortgage loan absent the related balloon payment. The special servicer will prepare the asset strategy report for each mortgage loan which becomes a specially serviced mortgage loan not later than thirty (30) days after the servicing of the mortgage loan is transferred to the special servicer. Pursuant tot he Pooling and Servicing Agreement, the holders of the fewest number of classes of certificates representing the most subordinate interests in the trust fund that equals at least a [1.50]% interest (by Class [ ] balance (adjusted for collateral value adjustments)) in the trust fund will designate one certificateholder as the directing certificateholder. Each asset strategy report will be delivered to the directing certificateholder. The directing certificateholder may object to any asset strategy report within 10 business days of receipt; provided, however, that the special servicer shall implement the recommended action as outlined in the asset strategy report if it makes an affirmative determination that such objection is not in the best interest of all the certificateholders. In connection with making such affirmative determination, the special servicer, by notice to the trustee, may request a vote by all the certificateholders. If the directing certificateholder does not disapprove an asset strategy report within 10 business days, the special servicer shall implement the recommended action as outlined in the asset strategy report. If the directing certificateholder disapproves the asset strategy report and the special servicer has not made the affirmative determination described above, the special servicer will revise the asset strategy report as soon as practicable. The special servicer will revise such asset strategy report until the directing certificateholder fails to disapprove such revised asset strategy report as described above, provided that the special servicer shall not be under any obligation to perform any actions which are not consistent with applicable laws and the mortgage loan documents. Any certificateholder may request and obtain a copy of any asset strategy report except to the extent prohibited by applicable law or the mortgage loan documents.

         The directing certificateholder may at any time terminate the special servicer and appoint a replacement to perform the duties under substantially the same terms and conditions as those applicable to the special servicer. Such holder(s) shall designate a replacement to so serve by the delivery to the trustee of a written notice stating such designation. The trustee shall, promptly after receiving any such notice, so notify the rating agencies. The designated replacement shall become the replacement special servicer as of the date the trustee receives: (i) written confirmation from each rating agency stating that if the designated replacement were to serve as special servicer under the pooling and servicing agreement, none of the then-current rating or ratings of all outstanding classes of the certificates would be qualified, downgraded or withdrawn as a result thereof; (ii) a written acceptance of all obligations of the special servicer, executed by the designated replacement; and
(iii) an opinion of counsel (obtained at the expense of the directing certificateholder) to the effect that the designation of the replacement to serve as replacement special servicer is in compliance with the pooling and servicing agreement, that the designated replacement will be bound by the terms of the pooling and servicing agreement and that the pooling and servicing agreement will be enforceable against such designated replacement in accordance with its terms. The special servicer shall be deemed to have resigned from its duties simultaneously with the designated replacement's becoming the replacement special servicer under the pooling and servicing agreement. Any replacement special servicer may be similarly so replaced by the directing certificateholder.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The principal compensation to be paid to the master servicer in respect of its servicing activities will be the master servicing fee. The master servicing fee will be payable monthly and will accrue at the applicable master servicing fee rate and will be computed on the basis of the principal balance (after giving effect to all scheduled (whether or not received) and unscheduled payments of principal in reduction thereof) and for the same period respecting which any related interest payment on each mortgage loan is computed. The master servicing fee rate will be [____]% per annum of the then outstanding balance for the [__________________ ____________________] and [____]% per annum of the then outstanding balance for all other mortgage loans.

         The principal compensation to be paid to the special servicer in respect of its special servicing activities will be the special servicing fee. The special servicing fee will equal [______]% per annum of the then outstanding balance of each mortgage loan and an additional [____]% per annum of the then outstanding balance of any specially serviced mortgaged loans.

         The sum of the master servicing fee rate and the special servicing fee rate is referred to herein as the basic servicing fee rate.

         The pooling and servicing agreement will provide that the servicers will be entitled to indemnification from the trust fund for any and all costs, expenses, losses, damages, claims and liabilities incurred in connection with any legal action relating to any mortgage loan and the pooling and servicing agreement, other than any cost, expense, damage, claim or liability incurred by reason of willful misfeasance, bad faith or negligence of the servicer in the performance of duties thereunder or by reason of reckless disregard of such obligations and duties.

CONFLICTS OF INTEREST

         The master servicer, special servicer or their respective affiliates own and are in the business of acquiring assets similar to the mortgage loans held by the trust fund. To the extent that any mortgage loans owned and/or serviced by the special servicer or their respective affiliates are similar to the mortgage loans held by the trust fund, the mortgaged properties related to such mortgage loans may, depending upon certain circumstances such as the location of the mortgaged property, compete with the mortgaged properties related to the mortgage loans held by the trust fund for tenants, purchasers, financing and similar resources.

               DESCRIPTION OF THE POOLING AND SERVICING AGREEMENT


GENERAL

         The certificates will be issued pursuant to a pooling and servicing agreement to be dated as of _________ 1, _____, by and among the Depositor, the master servicer, the special servicer and the trustee. Following are summaries of certain provisions of the pooling and servicing agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. The trustee will provide to a prospective or actual certificateholder, upon written request, a copy (without exhibits) of the pooling and servicing agreement. Requests should be addressed to [_______________________________________________________], Attention: Corporate
Trust Department--J.P. Morgan Commercial Mortgage Finance Corp., Series
_____-C_.

ASSIGNMENT OF THE MORTGAGE LOANS

         On or prior to the delivery date, the Depositor will assign or cause to be assigned the mortgage loans, without recourse, to the trustee for the benefit of the certificateholders. On or prior to the delivery date, the Depositor will, as to each mortgage loan, deliver to the trustee, among other things, the following documents comprising the mortgage loan file: (i) the original mortgage, and any intervening assignments thereof, in each case with evidence of recording thereon or in case such documents have not been returned by the applicable recording office, certified copies thereof; (ii) the original or, if accompanied by a "lost note" affidavit, a copy of the mortgage note, endorsed by the seller, without recourse, in blank or to the order of trustee; (iii) an assignment of the mortgage, executed by the Seller, in blank or to the order of the trustee, in recordable form; (iv) originals or certified copies of any related assignment of leases, rents and profits and any related security agreement (if, in either case, such item is a document separate from the mortgage) and any intervening assignments of each such document or instrument;
(v) assignments of any related assignment of leases, rents and profits and any security agreement (if, in either case, such item is a document separate from the mortgage), executed by the seller, in blank or to the order of the trustee;
(vi) originals or certified copies of all assumption, modification and substitution agreements in those instances where the terms or provisions of the mortgage or mortgage note have been modified or the mortgage or mortgage note has been assumed; (vii) the originals or certificates of a lender's title insurance policy issued on the date of the origination of the mortgage loan or, with respect to each mortgage loan not covered by a lender's title insurance policy, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the mortgaged property is located; (viii) originals or copies of any UCC financing statements; (ix) originals or copies of any guaranties related to such mortgage loan; (x) originals or copies of insurance policies related to the mortgaged property; (xi) originals or certified copies of any environmental liabilities agreement; (xii) originals or copies of any escrow agreements; (xiii) originals or certified copies of any prior assignments of mortgage if the originator is not the originator of record;
(xiv) any collateral assignments of property management agreements and other servicing agreements; (xv) any appraisals of the mortgaged property; (xvi) a PAR of the mortgaged property; (xvii) an ESA of the mortgaged property; (xviii) originals or certified copies of any lease subordination agreements and tenant estoppels; and (xix) any opinions of mortgagor's counsel. The pooling and servicing agreement will require the Depositor to cause each assignment of the mortgage described in clause (iii) above to be submitted for recording in the real property records of the jurisdiction in which the mortgaged property is located. Any such assignment delivered in blank will be completed to the order of the trustee prior to recording. The pooling and servicing agreement will also require the Depositor to cause the endorsements on the mortgage notes delivered in blank to be completed to the order of the trustee.

TRUSTEE

         [_________________] shall serve as trustee under the pooling and servicing agreement pursuant to which the certificates are being issued. Except in circumstances involving defaults (when it might request assistance from other departments in the bank), its responsibilities as trustee are carried out by its Corporate Trust Department. The trustee will be entitled to a fee equal to [_____]% per annum of the mortgage loans by aggregate principal balance as of the Cut-off Date. Its principal corporate trust office is located at [_________________], Attention: J.P. Morgan Commercial Mortgage Finance Corp., Series _____-C_.

ACCOUNTS

         The master servicer is required to deposit all amounts received with respect to the mortgage loans, net of certain amounts retained by the master servicer as additional servicing compensation and certain amounts to be deposited into escrow accounts, into a separate collection account maintained by the master servicer on behalf of the trust fund. The master servicer is required to deposit on the business day preceding each distribution date all amounts received with respect to the mortgage loans into a separate certificate account maintained with the trustee. The trustee will be entitled to make withdrawals from the certificate account to pay the trustee fee or to reimburse the trustee for expenses not otherwise reimbursed from the collection account. Interest or other income earned on funds in the collection account will be paid to the master servicer maintaining the account as additional servicing compensation. See "Description of the Trust Funds--Mortgage Loans" and "Description of the Agreements--Distribution Account and Other collection accounts" in the Prospectus.

REPORTS TO CERTIFICATEHOLDERS

         On each distribution date, based upon information provided by the servicers, the trustee shall furnish to each certificateholder, the seller, the Depositor and each rating agency a statement setting forth certain information with respect to the mortgage loans and the certificates required pursuant to the pooling and servicing agreement. In addition, within a reasonable period of time after each calendar year, the trustee shall furnish to each person who at any time during the calendar year was the holder of a certificate a statement containing certain information with respect to the certificates required pursuant to the pooling and servicing agreement, aggregated for the calendar year or portion thereof during which such person was a certificateholder. Unless and until definitive certificates are issued, these statements or reports will be furnished only to Cede, as nominee for DTC; provided, however, that the trustee shall furnish a copy of any such statement or report to any beneficial owner which requests a copy and provides to the trustee a certification, in form acceptable to the trustee, stating that it is the beneficial owner of a certificate. The trustee will make available the monthly statement to certificateholders and certain other information through its Corporate Trust home page on the world wide web and/or by facsimile through its Street Fax automated fax-back system. The web page is located at "corporatetrust.statestreet.com". CMBS information is available by clicking the "Investor Information & Reporting" button, and selecting the appropriate transaction. Interested parties can register for Street Fax by calling (617) 664-5600 and requesting an account application by following the instructions provided by the system. Any asset strategy report that has been delivered to the trustee shall be made available by the trustee upon written request to any beneficial owner of an offered certificate subject to receipt by the trustee and the special servicer of evidence satisfactory to them that the request is made by a beneficial owner and the receipt by the trustee of a certificate acknowledging certain limitations with respect to the use of such statement or report. See "Description of the Certificates--Reports to Certificateholders" in the Prospectus. The directing certificateholder shall receive all reports prepared or received by the master servicer or the special servicer. For those who have obtained an account number and PIN on the trustee's Street Fax system, the foregoing report may be obtained from the trustee via automated facsimile by calling (617) 664-5600 and requesting the report code associated with J.P. Morgan Commercial Mortgage Finance Corp., Series _____-C_. Report codes may be obtained by calling the same telephone number and requesting a report listing. In addition, if the Depositor so directs the trustee and on terms acceptable to the trustee, the trustee will make certain information related to the mortgage loans available through its Corporate Trust web site.

VOTING RIGHTS

         At all times during the term of this agreement, [98.00]% of all voting rights shall be allocated among the classes of certificates, including the Other Certificates, (other than the Class [ ], Class R-I, Class R-II and Class R-III Certificates) in proportion to the respective Class [ ] balances, [1.00]% of all voting rights shall be allocated to the Class [ ] Certificates and [0.33 1/3%] of all voting rights shall be allocated to each of the Class R-I, Class R-II and Class R-III Certificates. Voting rights allocated to a class of certificates shall be allocated among the holders of such class in proportion to the percentage interests evidenced by their respective certificates. Allocations of realized losses and collateral value adjustments to a class of certificates and any other event which changes the Class [ ] balance will result in a corresponding change to such class' voting rights.

         As described under "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in the Prospectus, unless and until definitive certificates are issued, except as otherwise expressly provided herein, certificate owners may only exercise their rights as owners of certificates indirectly through DTC or their respective participant or Indirect participant.

TERMINATION

         The obligations created by the pooling and servicing agreement will terminate following the earliest of (i) the final payment or other liquidation of the last mortgage loan or REO property subject thereto, and (ii) the purchase of all of the assets of the trust fund by any holder of a Class R-I Certificate, the holders of an aggregate percentage interest in excess of [50%] of the most subordinate class of certificates, the master servicer and (to the extent all of the remaining mortgage loans are being serviced by the special servicer) the special servicer (in that order). The most subordinate class of certificates at the time of determination shall be the class of certificates to which realized losses would be allocated at such time as described under "Description of the Certificates--Subordination" herein. Written notice of termination of the pooling and servicing agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the certificates at the office of the Certificate Registrar specified in the notice of termination.

         Any purchase of all the mortgage loans and other assets in the trust fund is required to be made at a price equal to the greater of (1) the aggregate fair market value of all the mortgage loans and REO properties then included in the trust fund, determined pursuant to the pooling and servicing agreement, and
(2) the aggregate Class [ ] balance of all the certificates plus accrued and unpaid interest thereon. Such purchase will effect early retirement of the then outstanding certificates, but the right to effect such termination is subject to the requirements, among other things, that the aggregate stated principal balance of the mortgage loans then in the trust fund is less than (i) [1%] of the aggregate principal balance of the mortgage loans as of the Cut-off Date, and (ii) the purchaser provides to the trustee an opinion of independent counsel, addressed to the trustee, to the effect that the resulting termination will be a "qualified liquidation" under Section 860F(a)(4) of the Code with respect to REMICs I, II and III.

                                 USE OF PROCEEDS

         The net proceeds from the sale of the offered certificates will be used by the Depositor to pay the purchase price of the mortgage loans.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Brown & Wood LLP, counsel to the Depositor. This summary is based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in offered certificates applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of offered certificates.

         Three separate real estate mortgage investment conduit ("REMIC") elections will be made with respect to the trust fund for federal income tax purposes. Upon the issuance of the certificates, Brown & Wood LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the pooling and servicing agreement, for federal income tax purposes, REMIC I, REMIC II and REMIC III (each as defined in the pooling and servicing agreement) will each qualify as a REMIC under the Code.

         For federal income tax purposes, the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, the Class R-II Certificates will be the sole class of "residual interests" in REMIC II, and the Class R-III Certificates will be the sole class of "residual interests" in REMIC III. The offered certificates (other than the Class [ ] Certificates), the Other Certificates (other than the Class R-I, Class R-II and Class R-III Certificates) and each component of the Class [ ] Certificates will be "regular interests" of REMIC III and will be treated as debt instruments of the REMIC III. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

         The Class [ ] Certificates will, and the other classes of offered certificates may, be treated as having been issued with original issue discount for federal income tax reporting purposes. For purposes of computing the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes it will be assumed that there are no prepayments on the mortgage loans. No representation is made that the mortgage loans will not prepay at another rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Original Issue Discount" in the Prospectus.

         Net prepayment premiums allocated to the certificates will be taxable to the holders of the Certificates on the date the amount of the premiums becomes fixed.

         The offered certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on the certificate at the time of its acquisition by the certificateholder. Holders of such class of certificates should consult their own tax advisors regarding the possibility of making an election to amortize the premium. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

         The offered certificates will be treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code generally in the same proportion that the assets of the REMIC underlying the certificates would be so treated. In addition, interest (including original issue discount) on the offered certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that the offered certificates are treated as "real estate assets" under Section 856(c)(5)(B) of the Code. Moreover, the offered certificates will be "obligation[s] . . . which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(C) of the Code. The offered certificates will not be considered to represent an interest in "loans .
 . . secured by an interest in real property which is . . . residential real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code except in the proportion that the assets of the trust fund are represented by mortgage loans secured by multifamily apartment buildings. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the certificates, see "Certain Federal Income Tax Consequences" in the Prospectus.

                            STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences", potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the offered certificates. State income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of any class of offered certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

         The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption 90-23 (the "Exemption"), on May 17, 1990 to J.P. Morgan Securities Inc., which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and
Section 501(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this Section "ERISA Considerations", the term "Underwriter" shall include (a) J.P. Morgan Securities Inc., (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with J.P. Morgan Securities Inc. and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to the Class [ ], Class [ ], Class [ ] and Class [ ] Certificates.

         The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the classes of offered certificates to be eligible for exemptive relief thereunder. First, the acquisition of such classes of offered certificates by certain employee benefit plans subject to Section 4975 of the Code (each, a "Plan"), must be on terms (including the price) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by these classes of offered certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust. Third, the classes of offered certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. Fourth, the trustee cannot be an affiliate of any member of the "Restricted Group," which consists of the underwriter, the Depositor, the seller, the sub-servicer, the master servicer, the special servicer and any mortgagor with respect to mortgage loans constituting more than [5]% of the aggregate unamortized principal balance of the mortgage loans as of the date of initial issuance of such classes of offered certificates. Fifth, the sum of all payments made to and retained by the underwriter must represent not more than reasonable compensation for underwriting the Classes of offered certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the mortgage loans to the trust fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the master servicer and the special servicer must represent not more than reasonable compensation for that person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         Because the Class [ ], Class [ ], Class [ ] and Class [ ] Certificates are not subordinate to any other class of certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of the issuance of the Class [ ], Class [ ] and Class [ ] Certificates that they be rated "AAA" by Fitch and Standard & Poor's and it is a condition to the issuance of the Class [ ] Certificates that they be rated "AAA" by Fitch and "AAAr" by Standard & Poor's. The Depositor expects that the fourth general condition set forth above will be satisfied with respect to each class of certificates. A fiduciary of a Plan contemplating purchasing any class of certificate must make its own determination that the first, third, and fifth general conditions set forth above will be satisfied with respect to any class of certificate. Each purchaser purchasing Class [ ], Class [ ], Class [ ] or Class [ ] Certificates with the assets of a Plan shall be deemed to represent and warrant that it is an "accredited investor" as described in the sixth general condition set forth above.

         The Class [ ], Class [ ], Class [ ] and Class [ ] Certificates do not satisfy the second condition described above because they are subordinated to the Class [ ], Class [ ], Class [ ] and Class [ ] Certificates, and accordingly, may not be purchased with the assets of a Plan, and furthermore the Class [ ] and Class [ ] Certificates are not expected to satisfy the third condition described above.

         Before purchasing any class of certificate, a fiduciary of a Plan should itself confirm (a) that the certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions.

         Purchasers using insurance company general account funds to effect such purchase should consider the availability of Prohibited Transaction Class [ ]xemption 95-60 (60 Fed. Reg. 35925, July 12, 1995) issued by the U.S. Department of Labor.

         Any Plan fiduciary considering whether to purchase any class of certificate on behalf of a plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. See "ERISA Considerations" in the Prospectus.

                                LEGAL INVESTMENT

         The Class [ ], Class [ ], Class [ ], Class [ ] and Class [ ] Certificates will be "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class [ ], Class [ ] and Class [ ] Certificates will not be "mortgage related securities" within the meaning of SMMEA.

         In addition, institutions whose investment activities are subject to review by certain regulatory authorities may be or may become subject to restrictions, which may be retroactively imposed by the regulatory authorities, on the investment by such institutions in certain forms of mortgage-backed securities. Furthermore, certain states have enacted legislation overriding the legal investment provisions of SMMEA.

         The Depositor makes no representations as to the proper characterization of the offered certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the offered certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates constitute a legal investment or is subject to investment, capital or other restrictions. See "Legal Investment" in the Prospectus.

                              PLAN OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the underwriter, the Depositor has agreed to sell to the underwriter and the underwriter has agreed to purchase from the Depositor upon issuance, the offered certificates.

         The obligations of the underwriter under the Underwriting Agreement are subject to certain conditions precedent and the underwriter will be obligated to purchase all of the offered certificates if any are purchased.

         Distribution of the offered certificates will be made by the underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the offered certificates will be approximately [____]% of the initial aggregate principal balance thereof, plus accrued interest from the Cut-off Date. In connection with the purchase and sale of the offered certificates, the underwriter shall receive an underwriting fee equal to [____]% of the aggregate Class [ ] balance of the offered certificates.

         The Depositor also has been advised by the underwriter that the underwriter currently expects to make a market in the offered certificates; however, the underwriter has no obligation to do so, any market making may be discontinued at any time, and there can be no assurance that an active public market for the offered certificates will develop, or if it does develop, that it will continue.

         The Depositor has agreed to indemnify the underwriter against, or make contributions to the underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933.

         The seller has agreed to pay the expenses of the Depositor in connection with the purchase of the mortgage loans and the issuance of the certificates. The underwriter is an affiliate of the seller and the Depositor.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Depositor, the master servicer and for the Underwriter by Brown & Wood LLP, New York, New York.


                                     RATING

         It is a condition of the issuance of the Class [ ], Class [ ] and Class
[ ] Certificates that they be rated "AAA" by _____________. ("_____________")
and _______________ ("______________"). It is a condition of the issuance of the Class [ ] Certificates that they be rated "AAA" by _________ and "AAAr" by ________________. [Standard & Poor's assigns the additional symbol of "r" to highlight classes of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks; however, the absence of an "r" symbol should not be taken as an indication that a class will exhibit no volatility or variability in total return.] It is a condition of the issuance of the Class [ ] Certificates that they be rated not lower than "AA" by _________ and _______________. It is a condition of the issuance of the Class [ ] Certificates that they be rated not lower than "A" by ___________ and ________________. It is a condition of the issuance of the Class
[ ] Certificates that they be rated not lower than "BBB" by ________ and
_________________. It is a condition of the issuance of the Class [ ] Certificates that they be rated not lower than "BBB?" by __________ and
_________________.

         A rating on mortgage pass-through certificates addresses the likelihood of the receipt of distributions of principal and interest to which certificateholders are entitled, including payment of all principal on the certificates by the rated final distribution date. The ratings on the certificates do not represent any assessment of (i) the likelihood or frequency of voluntary or involuntary principal prepayments on the mortgage loans, (ii) the degree to which such prepayments might differ from those originally anticipated, (iii) whether and to what extent prepayment premiums will be received or (iv) does not address receipt of Excess Interest or default interest. Also, a security rating does not represent any assessment of the yield to maturity that investors may experience. In general, the ratings thus address credit risk and not prepayment risk. The rating of the Class [ ] Certificates does not address the possibility that the holders of such certificates may fail to fully recover their initial investments due to a rapid rate of prepayments, defaults or liquidations.

         There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating and, if so, what such rating would be. A rating assigned to the offered certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned by Fitch, Moody's or Standard & Poor's pursuant to the Depositor's request. The Depositor only requested that Fitch issue a rating with respect to the Class [ ] Certificates.

         The rating of the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to downgrade, qualification or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating. A security rating does not address the frequency or likelihood of prepayments (whether voluntary or involuntary) of mortgage loans, or the corresponding effect on the yield to investors.

                                GLOSSARY OF TERMS


         "Adjusted Available Distribution Amount " means the available distribution amount for each distribution date net of any prepayment premium.

         "Anticipated Repayment Date" means the date specified in the related mortgage loan on which all or substantially all Excess Cash Flow is required to be applied toward prepayment of an ARD Loan and on which any such mortgage loan begins accruing Excess Interest.

         "Cut-off Date" means a day in the month of formation of the related trust fund, as defined in the prospectus supplement.

         "Cut-off Date LTV Ratios" means a fraction, expressed as a percentage, the numerator of which is the Cut-off Date principal balance of a mortgage loan, and the denominator of which is the appraised value of the mortgaged property as determined by an appraisal obtained in connection with the origination of the mortgage loan.

         "Depositor" means J.P. Morgan Commercial Mortgage Finance Corp.

         "Excess Cash Flow" means, with respect to ARD Loans, the cash flow collected after the applicable Anticipated Repayment Date, where the mortgagor elects not to prepay the ARD Loan on or before its Anticipated Repayment Date.

         "Excess Interest" means, with respect to ARD Loans, the excess of interest, at a higher rate, over interest at the mortgage interest after the applicable Anticipated Repayment Date.

         "Lock-out Date" means the date of expiration of the Lock-out Period

         "Lock-out Period" means a period during which prepayments on a mortgage loan are prohibited.

         "Maturity Date/Anticipated Repayment Date LTV Ratios" means a fraction, expressed as a percentage, the numerator of which is the principal balance of a mortgage loan on the related maturity date, or , in case of an ARD Loan, the related anticipated repayment date assuming all prior scheduled payments due have been made and there are no principal prepayments, and the denominator of which is the appraised value of the related mortgaged property as determined by an appraisal obtained in connection with the origination of the mortgage loan.

         "NOI" means "Net Operating Income". Generally, "Net Operating Income" or "NOI" for a mortgaged property equals the operating revenues (consisting principally of rental and related revenue) for the mortgaged property minus the operating expenses (such as utilities, repairs and maintenance, general and administrative, management fees, marketing and advertising, insurance and real estate tax expenses) for the mortgaged property. NOI generally does not reflect replacement reserves, capital expenditures, debt service, tenant improvements, leasing commissions, depreciation, amortization and similar non-operating items.

         "Revised Rate" means a fixed rate per annum equal to the mortgage interest rate plus a specified percentage, no more than 2%, so long as the mortgage loan is included in the trust fund.

         "Seller" means _________________________________.

          "Underwritten Cash Flow" means the Underwritten Net Operating Income for the mortgaged property decreased by an amount that the Seller has determined to be an appropriate allowance for average annual tenant improvements, leasing commissions, and replacement reserves for capital items based upon its respective underwriting guidelines.

         "Underwritten Cash Flow Debt Service Coverage Ratio" or "UW DSCR" means, for any mortgage loan for any period as presented in Annex A or the diskette, the ratio of Underwritten Cash Flow calculated for the related mortgaged property for a period to the amounts of principal and interest due under the mortgage loan for the same period.

         "Underwritten Net Operating Income" or "UW NOI" means the NOI for the mortgaged property as determined by the seller in accordance with its underwriting guidelines for similar properties. Revenue is generally calculated as follows: rental revenue is calculated using actual rental rates, in some cases, adjusted downward to market rates with vacancy rates equal to the higher of the mortgaged property's historical rate, the market rate or an assumed vacancy rate; other revenue, such as parking fees, laundry and other income items are included only if supported by a trend and/or is likely to be recurring. Operating expenses generally reflect the mortgaged property's historical expenses, adjusted to account for inflation, significant occupancy increases and a market rate management fee.

                                     ANNEX B
          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the globally offered J.P. Morgan Commercial Mortgage Finance Corp. Mortgage Pass-Through Certificates, Series _____-C_ (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Cedelbank or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same day funds. Capitalized terms used but not defined in this Annex B have the meanings assigned to them in the Prospectus Supplement and the Prospectus.

         Secondary market trading between investors holding Global Securities through Cedelbank and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement). Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between Cedelbank or Euroclear and DTC participants holding certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedelbank and Euroclear (in such capacity) and as DTC participants.

         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

         All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Cedelbank and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to similar issues of pass-through certificates. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors electing to hold their Global Securities through Cedelbank or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payments in same-day funds.

SECONDARY MARKET TRADING

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC participants. Secondary market trading between DTC participants will be settled using the procedures applicable to similar issues of pass-through certificates in same-day funds.

         Trading between Cedelbank and/or Euroclear participants. Secondary market trading between Cedelbank participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading between DTC seller and Cedelbank or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC participant to the account of a Cedelbank participant or a Euroclear participant, the purchaser will send instructions to Cedelbank or Euroclear through a Cedelbank participant or Euroclear participant at least one business day prior to settlement. Cedelbank or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. Payment will then be made by the respective Depositary to the DTC participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedelbank participant's or Euroclear participant's account. The Global Securities credit will appear the next day (European time) and the cash debit will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedelbank or Euroclear cash debit will be valued instead as of the actual settlement date.

         Cedelbank participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedelbank or Euroclear. Under this approach, they may take on credit exposure to Cedelbank or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Cedelbank or Euroclear has extended a line of credit to them, Cedelbank participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedelbank participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one day period may substantially reduce or offset the amount of overdraft charges, although this result will depend on each Cedelbank participant's or Euroclear participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending Global Securities to the respective Depositary for the benefit of Cedelbank participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

         Trading between Cedelbank or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Cedelbank participants and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Cedelbank or Euroclear through a Cedelbank participant or Euroclear participant at least one business day prior to settlement. In these cases, Cedelbank or Euroclear will instruct the respective Depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date. The payment will then be reflected in the account of the Cedelbank participant or Euroclear participant the following day, and receipt of the cash proceeds in the Cedelbank participant's or Euroclear participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedelbank participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedelbank participant's or Euroclear participant's account would instead be valued as of the actual settlement date. Finally, day traders that use Cedelbank or Euroclear and that purchase Global Securities from DTC participants for delivery to Cedelbank participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (a) borrowing through Cedelbank or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedelbank or Euroclear accounts) in accordance with the clearing system's customary procedures;

         (b) borrowing the Global Securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedelbank or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Cedelbank participant or Euroclear participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

         A beneficial owner of Global Securities holding securities through Cedelbank or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. persons (Form W-8). beneficial owners of certificates that are non-U.S. persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

         Exemption for non-U.S. persons with effectively connected income (Form
4224). A non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. persons resident in treaty countries (Form 1001). Non-U.S. persons that are beneficial owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the beneficial owner or his agent.

         Exemption for U.S. persons (Form W-9). U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year.

         The term "U.S. person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate the income of which is includable in gross income for United States tax purposes, regardless of its source or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

         The attached diskette contains two spreadsheet files (the "Spreadsheet Files") that can be put on a user-specified hard drive or network drive. These two files are "_____C_.XLW" and "_____C_.WK4". The file "_____C_.XLW" is a Microsoft Excel(1), Version 4.0 spreadsheet, and the file "_____C_.WK4" is a Lotus 123(1), Version 4.01 spreadsheet. Each file provides, in electronic format, certain statistical information that appears under the caption "Description of the Mortgage Pool--Certain Characteristics of the Mortgage Loans" in the Prospectus Supplement and in Annex A to the Prospectus Supplement. Defined terms used in the Spreadsheet Files but not otherwise defined therein shall have the respective meanings assigned to them in the Prospectus Supplement. All the information contained in the Spreadsheet Files are subject to the same limitations and qualifications contained in this Prospectus Supplement. Prospective investors are strongly urged to read the Prospectus Supplement in its entirety prior to accessing the Spreadsheet Files.

(1) Microsoft Excel and Lotus 123 are registered trademarks of Microsoft Corporation and Lotus Development Corporation, respectively.

INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED SEPTEMBER  20, 1999

PROSPECTUS

MORTGAGE PASS-THROUGH CERTIFICATES
(ISSUABLE IN SERIES)

J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.
DEPOSITOR

J.P. Morgan Commercial Mortgage Finance Corp. will periodically offer certificates in one or more series. Each series of certificates will represent the entire beneficial ownership interest in a trust fund. Distributions on the certificates of any series will be made only from the assets of the related trust fund.

The certificates of each series will not represent an obligation of the depositor, any servicer or any of their respective affiliates. Neither the certificates nor any assets in the related trust fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the prospectus supplement.

The primary asset of the trust fund may include:

     o multifamily and commercial mortgage loans, including participations therein;

     o mortgage-backed securities evidencing interest in or secured by multifamily and commercial mortgage loans, including participations therein, and other mortgage-backed securities;

     o    direct obligations of the United States or other government agencies;
          or

     o    a combination of the assets described above

INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD REVIEW THE INFORMATION APPEARING UNDER THE CAPTION "RISK FACTORS" ON PAGE __ AND IN THE RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

___________, ____

         IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS
                   AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

         We provide information to you about the certificates in two separate documents that provide progressively more detail:

     o this prospectus, which provides general information, some of which may not apply to your series of certificates; and

     o the accompanying prospectus supplement, which describes the specific terms of your series of certificates.

IF THE DESCRIPTION OF YOUR CERTIFICATES IN THE ACCOMPANYING PROSPECTUS SUPPLEMENT DIFFERS FROM THE RELATED DESCRIPTION IN THIS PROSPECTUS, YOU SHOULD RELY ON THE INFORMATION IN THAT PROSPECTUS SUPPLEMENT.

This prospectus may not be used to consummate sales of the offered certificates of any series unless accompanied by the prospectus supplement for such series.

Some capitalized terms used in this prospectus are defined in the Glossary attached hereto.

                               -------------------

         Until 90 days after the date of each prospectus supplement, all dealers effecting transactions in the offered certificates covered by such prospectus supplement may be required to deliver such prospectus supplement and this prospectus. This is in addition to the obligation of dealers to deliver a prospectus and prospectus supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

You should rely only on any information or representations contained or incorporated by reference in this prospectus and the related prospectus supplement. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities in any state or other jurisdiction in which such offer would be unlawful.

                                TABLE OF CONTENTS

                                                                          Page

Prospectus..................................................................1
Important Notice about Information Presented in this Prospectus and the Accompanying Prospectus Supplement...................................2
Additional Information......................................................4
Incorporation of Certain Information by Reference...........................4
Summary of Prospectus.......................................................5
Risk Factors................................................................9
Description of the Trust Funds.............................................16
Use of Proceeds............................................................20
Yield Considerations.......................................................20
The Depositor..............................................................23
Description of the Certificates............................................24
Description of the Agreements..............................................30
Description of Credit Support..............................................43
Certain Legal Aspects of the Mortgage Loans and the Leases.................45
Federal Income Tax Consequences............................................59
ERISA Considerations.......................................................85
Legal Investment...........................................................87
Plan of Distribution.......................................................88
Legal Matters..............................................................89
Financial Information......................................................89
Rating.....................................................................89

                             ADDITIONAL INFORMATION

         The depositor has filed with the Securities and Exchange Commission a registration statement (of which this prospectus forms a part) under the Securities Act of 1933, as amended, with respect to the offered certificates. This prospectus and the prospectus supplement do not contain all of the information set forth in the registration statement. For further information, you should refer to the registration statement and the exhibits attached thereto. Such registration statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including J.P. Morgan Commercial Mortgage Finance Corp., that file electronically with the Securities and Exchange Commission.

         The depositor will file or cause to be filed with the Securities and Exchange Commission such periodic reports with respect to each trust fund as are required under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Because of the limited number of certificateholders expected for each series, the depositor anticipates that a significant portion of such reporting requirements will be permanently suspended following the first fiscal year for the related trust fund.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         We are incorporating herein by reference all documents and reports filed by the depositor with respect to a trust fund pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. You may obtain, without charge, a copy of any or all documents or reports incorporated herein by reference, to the extent such documents or reports relate to an offered certificate. Exhibits to those documents will be provided to you only if such exhibits were specifically incorporated by reference in those documents. Requests to the depositor should be directed in writing to J.P. Morgan Commercial Mortgage Finance Corp., c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260-0060,
Attention: Secretary.

                              SUMMARY OF PROSPECTUS

         The following summary is a brief description of the main terms of the offered certificates. For this reason, the summary does not contain all the information that may be important to you. You will find a detailed description of the terms of the offered certificates following this summary and in the accompanying prospectus supplement.

THE TRUST ASSETS                   Each series of certificates will represent in
                                   the entire beneficial ownership interest in a trust fund consisting primarily of any of the following:

                                        o    mortgage assets;
                                        o    collection accounts;
                                        o    forms of credit support; and
                                        o    cash flow agreements.

THE MORTGAGE ASSETS                The mortgage assets with respect to each
                                   series of certificates may consist of any of the following:

                                        o    multifamily and commercial mortgage
                                             loans, including participations
                                             therein;
                                        o    direct obligations of the United
                                             States or other government
                                             agencies; and
                                        o    mortgage-backed securities.

                                   The mortgage loans will not be guaranteed or insured by the depositor or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any governmental agency or instrumentality or other person. The mortgage loans will be primarily secured by first or junior liens on, or security interests in fee simple, leasehold or a similar interest in any of the following types of properties:

                                        o    residential properties consisting
                                             of five or more rental or
                                             cooperatively owned dwelling units;
                                        o    office buildings;
                                        o    retail buildings or centers;
                                        o    hotels and motels;
                                        o    nursing homes;
                                        o    congregate care facilities;
                                        o    assisted living facilities;
                                        o    industrial properties;
                                        o    mini-warehouse facilities or
                                             self-storage facilities;
                                        o    mobile home parks; and
                                        o    mixed use and other types of
                                             commercial properties.

                                   The mortgage loans may also be secured by additional collateral.

                                   Some or all of the mortgage loans may also be secured by an assignment of one or more leases of one or more lessees of all or a portion of the related mortgaged properties. A significant or the sole source of payments on certain commercial loans will be the rental payments due under the related leases.

                                   A mortgage loan may have an interest rate that has any of the following features:

                                        o    is fixed over its term,
                                        o    adjusts from time to time,
                                        o    is partially fixed and partially
                                             floating,
                                        o    is floating based on one or
                                             more indices,
                                        o    may be converted from a floating
                                             to a fixed interest rate,
                                        o    may be converted from a fixed to a
                                             floating interest rate, or
                                        o    interest is not paid currently but
                                             is accrued and added to the
                                             principal balance.

                                   A mortgage loan may provide for any of the following:

                                        o    scheduled payments to maturity,
                                        o    payments that adjust from time to
                                             time,
                                        o    negative amortization or
                                             accelerated amortization,
                                        o    full amortization or require a
                                             balloon payment due on its
                                             stated maturity date,
                                        o    prohibitions on prepayment,
                                        o    releases or substitutions of
                                             collateral, including defeasance
                                             thereof with direct obligation
                                             of the United States, and
                                        o    payment of a premium or a yield
                                             maintenance penalty in connection
                                             with a principal prepayment.

                                   The mortgaged properties may be located
                                   anywhere in the world. All mortgage loans will have original terms to maturity of not more than 40 years. All mortgage loans will have been originated by persons other than the depositor. All mortgage assets will have been purchased, either directly or indirectly, by the depositor on or before the date of initial issuance of the related series of certificates.

                                   The mortgage-backed securities will evidence ownership interests in or be secured by mortgage loans similar to those described above and other mortgage-backed securities. Some mortgage-backed securities may be guaranteed or insured by an affiliate of the depositor, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, or any other person specified in the prospectus supplement.

COLLECTION ACCOUNTS                Each trust fund will include one or more
                                   accounts established and maintained on behalf of the certificateholders. All payments and collections received or advanced with respect to the mortgage assets and other assets in the trust fund will be deposited into those accounts. The accounts may be maintained as an interest bearing or a non-interest bearing account, and funds may be held as cash or reinvested.

CREDIT SUPPORT                     The following types of credit support may be
                                   used to enhance the likelihood of
                                   distributions on certain classes of
                                   certificates:
                                        o    subordination of junior
                                             certificates,
                                        o    letters of credit,
                                        o    insurance policies,
                                        o    guarantees,
                                        o    reserve funds, or
                                        o    other types of credit support
                                             described in the prospectus
                                             supplement and a combination of
                                             any of the above.

CASH FLOW AGREEMENTS               Cash flow agreements are used to reduce the
                                   effects of interest rate or currency exchange rate fluctuations on the underlying mortgage assets and increase the likelihood of timely distributions on the certificates. The trust fund may include any of the following types of cash flow agreements: guaranteed investment contracts, interest rate swap or exchange agreements, interest rate cap or floor agreements, currency exchange agreements, yield supplement agreements.

DESCRIPTION OF CERTIFICATES        Each series of certificates will include one
                                   or more classes. Each series of certificates will represent in the aggregate the entire beneficial ownership interest in the trust fund. The offered certificates are the classes of certificates being offered to you pursuant to the prospectus supplement. The non-offered certificates are the classes of certificates not being offered to you pursuant to the prospectus supplement.
                                   Information on the non-offered certificates is being provided solely to assist you in your understanding of the offered certificates.

DISTRIBUTIONS ON CERTIFICATES      The certificates may provide for different
                                   methods of distributions to specific classes.
                                   Any class of certificates may:

                                        o    provide for the accrual of interest
                                             thereon based on fixed, variable
                                             or floating rates;
                                        o    be senior or subordinate to one
                                             or more other classes of
                                             certificates with respect to
                                             interest or principal distribution
                                             and the allocation of losses on
                                             the assets of the trust fund;
                                        o    be entitled to principal
                                             distributions, with
                                             disproportionately low,
                                             nominal or no interest
                                             distributions;
                                        o    be entitled to interest
                                             distributions, with
                                             disproportionately low, nominal
                                             or no principal distributions;
                                        o    provide for distributions of
                                             accrued interest only after
                                             the occurrence of certain events,
                                             such as the retirement of one or
                                             more other classes of
                                             certificates;
                                        o    provide for distributions of
                                             principal sequentially, based on
                                             specified payment schedules or
                                             other methodologies; and
                                        o    provide for distributions based on
                                             a combination of any of the
                                             above features.

                                   Interest on each class of offered
                                   certificates of each series will accrue at the applicable pass-through rate on the outstanding certificate balance or notional balance. Distributions of interest with respect to one or more classes of certificates may be reduced to the extent of certain delinquencies, losses, prepayment interest shortfalls, and other contingencies described herein

                                   The certificate balance of a certificate outstanding from time to time represents the maximum amount that the holder thereof is then entitled to receive in respect of principal from future cash flow on the assets in the related trust fund. Distributions of principal will be made on each distribution date to the class or classes of certificates entitled thereto until the certificate balance of such certificates is reduced to zero. Distributions of principal to any class of certificates will be made on a pro rata basis among all of the certificates of such class.

ADVANCES A servicer may be obligated as part of its servicing responsibilities to make certain advances with respect to delinquent scheduled payments and property related expenses which it deems recoverable. The trust fund may be charged interest for any advance. Neither the depositor nor any of its affiliates will have any responsibility to make such advances.

TERMINATION                        A series of certificates may be subject to
                                   optional early termination through the
                                   repurchase of the mortgage assets in the related trust fund.

REGISTRATION OF CERTIFICATES       One or more classes of the offered
                                   certificates may initially be represented by one or more certificates registered in the name of Cede & Co., as the nominee of The
                                   Depository Trust Company. If your offered certificates is so registered, you will not be entitled to receive a definitive certificate representing your interest except in the event that physical certificates are issued under the limited circumstances.

TAX STATUS OF THE CERTIFICATES     The certificates of each series will
                                   constitute either: "regular interests" or
                                   "residual interests" in a trust fund treated as a "real estate mortgage investment conduit" under the Internal Revenue Code of 1986, or interests in a trust fund treated as a grantor trust under applicable provisions of the Internal Revenue Code of 1986.

ERISA CONSIDERATIONS               If you are a fiduciary of an employee benefit
                                   plan or other retirement plan or arrangement that is subject to the Employee Retirement
                                   Income Security Act of 1974, as amended, or
                                   Section 4975 of the Internal Revenue Code of
                                   1986, as amended, or any person which
                                   proposes to use "plan assets" of any of these plans to acquire any offered certificates, you should carefully review with your legal counsel whether the purchase or holding of any offered certificates could give rise to transactions not permitted under these laws.
                                   The prospectus supplement will specify if investment in some certificates may require a representation that the investor is not a plan or similar arrangement or investing on behalf of a plan or similar arrangement.

LEGAL INVESTMENT                   The prospectus supplement will specify
                                   whether the offered certificates will
                                   constitute "mortgage related securities" for purposes of the Secondary Mortgage Market
                                   Enhancement Act of 1984. If your investment authority is subject to legal restrictions you should consult your legal counsel to determine whether and to what extent the offered certificates constitute legal investments for you.

RATING At the date of issuance, as to each series, each class of offered certificates will not be rated lower than investment grade by one or more nationally recognized statistical rating agencies. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

                                  RISK FACTORS

         YOU SHOULD CONSIDER THE FOLLOWING RISK FACTORS, IN ADDITION TO THE RISK FACTORS IN THE PROSPECTUS SUPPLEMENT, IN DECIDING TO PURCHASE ANY OF THE OFFERED CERTIFICATES. THE RISKS AND UNCERTAINTIES DESCRIBED BELOW, TOGETHER WITH THOSE DESCRIBED IN THE PROSPECTUS SUPPLEMENT UNDER "RISK FACTORS," SUMMARIZE THE MATERIAL RISKS RELATING TO YOUR CERTIFICATES.

YOUR ABILITY TO RESELL
CERTIFICATES MAY BE LIMITED
BECAUSE OF THEIR CHARACTERISTICS.  You may not be able to resell your certificates and the value of your
                                   certificates may be less than you anticipated for a variety of reasons including:
                                   o    A secondary market for your
                                        certificates does not develop;
                                   o    Interest rate fluctuations;
                                   o    The absence of redemption rights;
                                   o    The availability of other mortgage-
                                        backed securities including those
                                        backed by loans on single family
                                        residential properties; and
                                   o    The request for information in addition
                                        to that provided in the prospectus, the
                                        prospectus supplement and the monthly
                                        report to certificateholders.

THE ASSETS OF THE TRUST FUND MAY
NOT BE SUFFICIENT TO PAY YOUR
CERTIFICATES.                      The certificates will not represent an
                                   interest in or obligation of the depositor, any servicer, or any of their affiliates. The only obligations with respect to the certificates or the mortgage assets will be the obligations of the depositor pursuant to certain limited representations and warranties made with respect to the mortgage loans. Since certain representations and warranties with respect to the mortgage assets may have been made and/or assigned in connection with transfers of such mortgage assets prior to the closing date, the rights of the trustee and the certificateholders with respect to such representations or warranties will be limited to their rights as an assignee thereof. None of the depositor, any servicer or any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity. Neither the certificates nor the underlying mortgage assets will be guaranteed or insured by any governmental agency or instrumentality, or by the depositor, any servicer or any of their affiliates. Proceeds of the assets included in the related trust fund for each series of certificates will be the sole source of payments on the certificates, and there will be no recourse to the depositor or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the certificates.

                                   Unless otherwise specified in the prospectus supplement, a series of certificates will not have any claim against or security interest in the trust funds for any other series. If the related trust fund is insufficient to make payments on such certificates, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts may be withdrawn under certain conditions. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the certificates. If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of subordinate certificates, on any distribution date in respect of which losses or shortfalls in collections on the trust assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the subordinate certificates, and, thereafter, by the remaining classes of certificates in the priority and manner and subject to the limitations specified in the prospectus supplement.

PREPAYMENTS AND REPURCHASES OF
THE MORTGAGE ASSETS WILL AFFECT
THE TIMING OF YOUR CASH FLOW AND
MAY AFFECT YOUR YIELD.             Prepayments (including those caused by
                                   defaults on the mortgage loans and
                                   repurchases for breach of representation or warranty) on the mortgage assets in any trust fund generally will result in a faster rate of principal payments on one or more classes of the related certificates than if payments on such mortgage assets were made as scheduled. Thus, the prepayment experience on the mortgage assets may affect the average life of each class of related certificates.
                                   The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors.

                                   There can be no assurance as to the rate of voluntary prepayments on the mortgage assets in any trust fund will conform to any model described herein or in any prospectus supplement.

                                   The rate of voluntary prepayments will also
                                   be affected by:
                                   o    the voluntary prepayment terms of the
                                        mortgage loan including prepayment
                                        lock-out periods and prepayment
                                        premiums
                                   o    the ability of a servicer to collect
                                        prepayment premiums
                                   o    then-current interest rates being
                                        charged on similar mortgage loans
                                   o    the availability of mortgage credit.

                                   If a mortgage loan is in default it may not be possible to collect a prepayment premium. No person will be required to pay any premium if a mortgage loan is repurchased for a breach of representation or warranty.

                                   The yield on your certificates may be less than anticipated because the prepayment premium or yield maintenance required under certain prepayment scenarios may not be enforceable in some states or under federal bankruptcy laws.

                                   o    Some courts may consider the prepayment
                                        premium to be usurious.
                                   o    Even if the prepayment premium is
                                        enforceable, we cannot assure you that
                                        foreclosure proceeds will be sufficient
                                        to pay the prepayment premium.
                                   o    Although the collateral substitution
                                        provisions related to are not suppose
                                        to be treated as a prepayment and should not affect certificates, we cannot assure you that a court will not interpret the defeasance provisions as requiring a prepayment premium; nor can we assure you that if it is treated as a prepayment premium, the court will find the defeasance income stream enforceable.

                                   As a result, the actual maturity of your certificates could occur significantly earlier than expected and additional cash flow may not be available to offset any effect this may have on your yield. A series of certificates may include one or more classes of certificates with priorities of payment and, as a result, yields on other classes of certificates, including classes of offered certificates, of such series may be more sensitive to prepayments on mortgage assets. A series of certificates may include one or more classes offered at a significant premium or discount. Yields on such classes of certificates will be sensitive, and in some cases extremely sensitive, to prepayments on mortgage assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, a holder might, in some prepayment scenarios, fail to recoup its original investment.

RATINGS DO NOT GUARANTEE PAYMENT
AND DO NOT ADDRESS PREPAYMENT
RISKS. Any rating assigned by a rating agency to a class of certificates will reflect such rating agency's assessment solely of the likelihood that holders of certificates of such class will receive payments to which such certificateholders are entitled under the related agreement. Ratings do not address:

                                   o the likelihood that principal prepayment (including those caused by defaults) on the related mortgage assets will be made,

                                   o    the degree to which the rate of such
                                        prepayments might differ from that
                                        originally anticipated,

                                   o    the likelihood of early optional
                                        termination of the series of
                                        certificates,

                                   o    the possibility that prepayment at
                                        higher or lower rates than anticipated
                                        by an investor may cause such investor
                                        to experience a lower than anticipated
                                        yield, or

                                   o    that an investor purchasing a
                                        certificate at a significant premium
                                        might fail to recoup its initial
                                        investment under certain prepayment
                                        scenarios.

                                   The amount, type and nature of credit
                                   support, if any, established with respect to a series of certificates will be determined on the basis of criteria established by each rating agency rating classes of such series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each rating agency determines the amount of credit support required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of mortgage assets. No assurance can be given that values of any mortgaged properties have remained or will remain at their levels on the respective dates of origination of the related mortgage loans. Moreover, there is no assurance that appreciation of real estate values generally will limit loss experiences on the mortgaged properties. If the commercial or multifamily residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the mortgage loans underlying or comprising the mortgage assets in a particular trust fund and any secondary financing on the related mortgaged properties become equal to or greater than the value of the mortgaged properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced by institutional lenders. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any trust fund. To the extent that such losses are not covered by the credit support, if any, described in the prospectus supplement, such losses will be borne, at least in part, by the holders of one or more classes of the certificates of the related series.

NET CASH FLOW PRODUCED BY A
MORTGAGED PROPERTY MAY BE
INADEQUATE TO REPAY THE
MORTGAGE LOAN.                     Payment on each mortgage loan is dependent
                                   primarily on:
                                   o    the net operating income of the
                                        related mortgaged property; and
                                   o    at maturity (whether at scheduled
                                        maturity or, in the event of a default
                                        under the mortgage loan, upon the
                                        acceleration of such maturity), the
                                        market value of the related mortgaged
                                        property (taking into account any
                                        adverse effect of a foreclosure
                                        proceeding on such market value) or
                                        the ability of the related mortgagor
                                        to refinance the mortgage loan.

                                   If a mortgage loan has a relatively high loan to value ratio or relatively low debt service coverage ratio, a foreclosure sale is less likely to provide enough money to satisfy the outstanding debt. Therefore, the servicer may have to modify the mortgage loans that it is servicing in order to try to maximize recoveries. However, such flexibility may not result in a greater recovery on a net present value basis than liquidation.

 NONRECOURSE LOANS LIMIT THE
REMEDIES AVAILABLE FOLLOWING A
MORTGAGOR DEFAULT.                 The mortgage loans will not be an obligation
                                   of, or be insured or guaranteed by, any
                                   governmental entity, by any private mortgage insurer, or by the depositor, the originators, the Servicers, the Trustee or any of their respective affiliates.

                                   Each mortgage loan generally is a nonrecourse loan. If there is a default (other than a default resulting from voluntary bankruptcy, fraud or willful misconduct) there will generally only be recourse against the specific properties and other assets that have been pledged to secure such mortgage loan. Even if a mortgage loan provides for recourse to a mortgagor or its affiliates, it is unlikely the trust fund ultimately could recover any amounts not covered by the mortgaged property.

FUTURE CASH FLOWS AND PROPERTY
VALUES ARE NOT PREDICTABLE.        Commercial and multifamily property values
                                   and cash flows are volatile and may be
                                   insufficient to cover debt service on the related mortgage loan at any given time. If the cash flow from a mortgaged property is reduced (for example, if leases are not obtained or renewed), the mortgagor may not be able to repay the loan. Cash flow will determine the mortgagor's ability to cover debt service and property values affect the ability to refinance the property and the amount of the recovery of proceeds upon foreclosure. Cash flow and property value depend upon a number of factors, including:

                                   o    national, regional and local economic
                                        conditions;
                                   o    local real estate conditions, such as
                                        an oversupply of space similar to the
                                        related mortgaged property;

                                   o    changes or weakness in a specific
                                        industry segment;

                                   o    the nature of expenses:

                                        o    as a percentage of revenue;

                                        o    whether expenses are fixed or vary
                                             with revenue; and

                                        o    the level of required capital
                                             expenditures for proper maintenance
                                             and demanded by tenants;

                                   o    demographic factors;

                                   o    changes required by retroactive
                                        building or similar codes;

                                   o    capable management and adequate
                                        maintenance;

                                   o    location;

                                   o    with respect to properties with uses
                                        subject to significant regulation,
                                        changes in applicable laws;

                                   o    perceptions by prospective tenants and,
                                        if applicable, their customers, of the
                                        safety, convenience, services and
                                        attractiveness of the property;

                                   o    the age, construction quality and
                                        design of a particular property; and

                                   o    whether the mortgaged properties are
                                        readily convertible to alternative uses.

POOR PROPERTY MANAGEMENT WILL
ADVERSELY AFFECT THE PERFORMANCE
OF THE RELATED MORTGAGED PROPERTY. The successful operation of a real estate project also depends on the performance and viability of the property manager. Properties deriving revenues primarily from short-term sources generally are more management intensive than properties leased to creditworthy tenants under long-term leases. The property manager is generally responsible for:

                                   o    operating the properties;

                                   o    providing building services;

                                   o establishing and implementing the rental structure;

                                        o    managing operating expenses;

                                        o    responding to changes in the local
                                             market; and

                                        o    advising the mortgagor with respect
                                             to maintenance and capital
                                             improvements.

                                   Property managers may not be in a financial condition to fulfill their management responsibilities.

                                   Certain of the mortgaged properties are
                                   managed by affiliates of the applicable
                                   mortgagor. If a mortgage loan is in default or undergoing special servicing, such relationship could disrupt the management of the underlying property. This may adversely affect cash flow. However, the mortgage loans generally permit the lender to remove the property manager upon the occurrence of an event of default, a decline in cash flow below a specified level or the failure to satisfy some other specified performance trigger.

THE SERVICER WILL HAVE DISCRETION
TO HANDLE OR AVOID OBLIGOR
DEFAULTS IN A MANNER WHICH MAY
BE ADVERSE TO YOUR INTERESTS.      In order to maximize recoveries on defaulted
                                   mortgage loans, a servicer will be permitted
                                   (within prescribed parameters) to extend and modify mortgage loans that are in default or as to which a payment default is imminent. In addition, a servicer may receive a workout fee based on receipts from or proceeds of such mortgage loans. While the servicer will be required to follow accepted servicing standards, there can be no assurance that such flexibility will increase the present value of receipts from or proceeds of mortgage loans that are in default or as to which a payment default is imminent.

MORTGAGORS OF COMMERCIAL MORTGAGE
LOANS ARE SOPHISTICATED AND MAY
TAKE ACTIONS ADVERSE TO YOUR
INTERESTS.                         Mortgage loans made to partnerships,
                                   corporations or other entities may entail risks of loss from delinquency and foreclosure that are greater than those of mortgage loans made to individuals. The mortgagor's sophistication and form of organization may increase the likelihood of protracted litigation or bankruptcy in default situations.

CREDIT SUPPORT MAY NOT COVER
LOSSES OR RISKS WHICH COULD
ADVERSELY AFFECT PAYMENT ON YOUR
CERTIFICATES.                      The prospectus supplement for a series of
                                   certificates will describe any credit support in the related trust fund. Any credit support will be limited in amount and coverage and will not cover all potential risks. Use of credit support will be subject to the conditions and limitations described herein and in the prospectus supplement. Moreover, such credit support may not cover all potential losses or risks; for example, credit support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

                                   A series of certificates may include one or more classes of subordinate certificates, if so provided in the prospectus supplement. Although subordination is intended to reduce the risk to holders of senior certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related credit support may be exhausted before the principal of the lower priority classes of certificates of such series has been repaid. As a result, the impact of significant losses and shortfalls on the trust assets may fall primarily upon those classes of certificates having a lower priority of payment. Moreover, if a form of credit support covers more than one series of certificates, holders of certificates evidencing an interest in one covered trust will be subject to the risk that the credit support will be exhausted by the claims of other covered trusts.

                                   The amount of any applicable credit support supporting one or more classes of offered certificates, including the subordination of one or more classes of certificates, will be determined on the basis of criteria established by each rating agency rating such classes of certificates based on an assumed level of defaults, delinquencies, other losses or other factors. There can, however, be no assurance that the loss experience on the related mortgage assets will not exceed such assumed levels.

                                   Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The master servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of certificates, if the applicable rating agency indicates that the then-current rating thereof will not be adversely affected. The rating of any series of certificates by any applicable rating agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related mortgage assets substantially in excess of the levels contemplated by such rating agency at the time of its initial rating analysis. None of the depositor, the master servicer or any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any series of certificates.

SOME ACTIONS ALLOWED BY THE
MORTGAGE MAY BE LIMITED BY LAW.    The mortgages may contain a due-on-sale
                                   clause, which permits the lender to
                                   accelerate the maturity of the mortgage loan if the mortgagor sells, transfers or conveys the related mortgaged property or its interest in the mortgaged property. The mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the mortgagor.
                                   Such clauses are generally enforceable
                                   subject to certain exceptions. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

                                   Some of the mortgage loans will be secured by an assignment of leases and rents pursuant to which the mortgagor typically assigns its right, title and interest as landlord under the leases on the related mortgaged property and the income derived therefrom to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the mortgagor defaults, the license terminates and the lender is entitled to collect the rents. Such assignments are typically not perfected as security interests prior to actual possession of the cash flow. Some state laws may require that the lender take possession of the mortgaged property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the mortgagor, the lender's ability to collect the rents may be adversely affected.

ONE ACTION JURISDICTION MAY LIMIT
THE ABILITY OF THE SERVICER TO
FORECLOSE ON A MORTGAGED
PROPERTY.                          Several states (including California) have
                                   laws that prohibit more than one "judicial action" to enforce a mortgage obligation, and some courts have construed the term "judicial action" broadly. The special servicer may need to obtain advice of counsel prior to enforcing any of the trust fund's rights under any of the mortgage loans that include mortgaged properties where the rule could be applicable.

                                   In the case of a mortgage loan secured by mortgaged properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in states where judicial foreclosure is the only permitted method of foreclosure.

RIGHTS AGAINST TENANTS MAY BE
LIMITED IF LEASES ARE NOT
SUBORDINATE TO MORTGAGE
OR DO NOT CONTAIN ATTORNMENT
PROVISIONS.                        Some of the tenant leases contain provisions
                                   that require the tenant to attorn to (that is, recognize as landlord under the lease) a successor owner of the property following foreclosure. Some of the leases may be either subordinate to the liens created by the mortgage loans or else contain a provision that requires the tenant to subordinate the lease if the mortgagee agrees to enter into a non-disturbance agreement.

                                   In some states, if tenant leases are
                                   subordinate to the liens created by the
                                   mortgage loans and such leases do not contain attornment provisions, such leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, in the case of the foreclosure of a mortgaged property located in such a state and leased to one or more desirable tenants under leases that do not contain attornment provisions, such mortgaged property could experience a further decline in value if such tenants' leases were terminated (e.g., if such tenants were paying above-market rents).

                                   If a mortgage is subordinate to a lease, the lender will not (unless it has otherwise agreed with the tenant) possess the right to dispossess the tenant upon foreclosure of the property, and if the lease contains provisions inconsistent with the mortgage (e.g., provisions relating to application of insurance proceeds or condemnation awards), the provisions of the lease will take precedence over the provisions of the mortgage.

IF MORTGAGED PROPERTIES ARE NOT
IN COMPLIANCE WITH CURRENT ZONING
LAWS YOU MAY NOT BE ABLE TO
RESTORE IT FOLLOWING A CASUALTY
LOSS. Due to changes in applicable building and zoning ordinances and codes which have come into effect after the construction of improvements on certain of the mortgaged properties, some improvements may not comply fully with current zoning laws (including density, use, parking and set-back requirements) but qualify as permitted non-conforming uses. Such changes may limit the ability of the related mortgagor to rebuild the premises "as is" in the event of a substantial casualty loss. Such limitations may adversely affect the ability of the mortgagor to meet its mortgage loan obligations from cash flow. Insurance proceeds may not be sufficient to pay off such mortgage loan in full. In addition, if the mortgaged property were to be repaired or restored in conformity with then current law, its value could be less than the remaining balance on the mortgage loan and it may produce less revenue than before such repair or restoration.

INSPECTIONS OF THE MORTGAGED
PROPERTIES WERE LIMITED.           The mortgaged properties were inspected by
                                   licensed engineers at the time the mortgage loans were originated to assess the structure, exterior walls, roofing interior construction, mechanical and electrical systems and general condition of the site, buildings and other improvements located on the mortgaged properties. There can be no assurance that all conditions requiring repair or replacement have been identified in such inspections.

COMPLIANCE WITH AMERICANS WITH
DISABILITIES ACT MAY RESULT IN
ADDITIONAL LOSSES.                 Under the Americans with Disabilities Act of
                                   1990, all public accommodations are required to meet certain federal requirements related to access and use by disabled persons. To the extent the mortgaged properties do not comply with the act, the mortgagors may be required to incur costs to comply with the act. In addition, noncompliance could result in the imposition of fines by the federal government or an award of damages to private litigants.

LITIGATION CONCERNS.               There may be legal proceedings pending and,
                                   from time to time, threatened against the mortgagors or their affiliates relating to the business of or arising out of the ordinary course of business of the mortgagors and their affiliates. There can be no assurance that such litigation will not have a material adverse effect on the distributions to certificateholders.

                         DESCRIPTION OF THE TRUST FUNDS


ASSETS

         The primary assets of each trust fund are mortgage assets which include
(i) one or more multifamily and/or commercial mortgage loans and participations therein, (ii) CMBS, or (iii) a combination of mortgage loans and CMBS. Mortgage loans refers to both whole mortgage loans, participations therein and mortgage loans underlying CMBS. No CMBS originally issued in a private placement will be included as an asset of a trust fund until the holding period provided for under Rule 144(k) promulgated under the Securities Act of 1933, as amended, has expired or such CMBS have been registered under the Securities Act of 1933, as amended. The mortgage assets will not be guaranteed or insured by the depositor or any of its affiliates or, unless otherwise provided in the prospectus supplement, by any governmental agency or instrumentality or by any other person. Each mortgage asset will be selected by the depositor for inclusion in a trust fund from among those purchased, either directly or indirectly, from a prior holder thereof, which may be an affiliate of the depositor and may or may not be the originator of the mortgage loan or the issuer of the CMBS.

         Unless otherwise specified in the prospectus supplement, the certificates will be entitled to payment only from the assets of the related trust fund and will not be entitled to payments on the assets of any other trust fund established by the depositor. If specified in the prospectus supplement, the assets of a trust fund will consist of certificates representing beneficial ownership interests in another trust fund that contains the mortgage assets.

MORTGAGE LOANS

GENERAL

         The mortgage loans will be secured by liens on mortgaged properties consisting of (i) multifamily properties which are residential properties consisting of five or more rental or cooperatively owned dwelling units in high-rise, mid-rise or garden apartment buildings or (ii) commercial properties which are office buildings, retail centers, hotels or motels, nursing homes, congregate care facilities, industrial properties, mini-warehouse facilities or self-storage facilities, mobile home parks, mixed use or other types of commercial properties located in any one of the fifty states, the District of Columbia or the Commonwealth of Puerto Rico and, if so specified in the related prospectus supplement. To the extent specified in the prospectus supplement, the mortgage loans will be secured by first mortgages or deeds of trust or other similar security instruments creating a first lien on the mortgaged property. A multifamily property may include mixed commercial and residential structures and may include apartment buildings owned by Cooperatives. The mortgaged properties may include leasehold interests in properties, the title to which is held by third party lessors. Each mortgage loan will be originated by an originator who is a person other than the depositor. The prospectus supplement will indicate if any originator is an affiliate of the depositor. The mortgage loans will be evidenced by mortgage notes secured by mortgages creating a lien on the mortgaged properties. Mortgage loans will generally also be secured by an assignment of leases and rents and/or operating or other cash flow guarantees relating to the mortgage loan.

LEASES

         To the extent specified in the prospectus supplement, the commercial properties may be leased to lessees that occupy all or a portion of these properties. Pursuant to a lease assignment, a mortgagor may assign its rights, title and interest as lessor along with the income derived under each lease to the mortgagee, while retaining a license to collect the rents for so long as there is no default. If the mortgagor defaults, the license terminates and the mortgagee or its agent is entitled to collect the rents from the lessee for application to the monetary obligations of the mortgagor. State law may limit or restrict the enforcement of the lease assignments by a mortgagee until it takes possession of the mortgaged property and/or a receiver is appointed. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Leases and Rents." Alternatively, to the extent specified in the prospectus supplement, the mortgagor and the mortgagee may agree that payments under leases are to be made directly to a servicer.

         To the extent described in the prospectus supplement, the leases may require the lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the mortgage loans and, in certain cases, their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the mortgaged properties. Some leases may require the mortgagor to bear costs associated with structural repairs and/or the maintenance of the exterior or other portions of the mortgaged property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the lessees are required to pay. If so specified in the prospectus supplement, the lessees may be permitted to set off their rental obligations against the obligations of the mortgagors under the leases. In those cases where payments under the leases (net of any operating expenses by the mortgagors) are insufficient to pay all of the scheduled principal and interest on the mortgage loans, the mortgagors must rely on other income including security deposits generated by the mortgaged property to make payments on the mortgage loan. To the extent specified in the prospectus supplement, some commercial properties may be leased entirely to one lessee. In such cases, absent the availability of other funds, the mortgagor must rely entirely on rent paid by such lessee in order for the mortgagor to pay all of the scheduled principal and interest on the related commercial loan. To the extent specified in the prospectus supplement, some leases may expire prior to the stated maturity of the mortgage loan. In such cases, upon expiration of the leases the mortgagors will have to look to alternative sources of income, including rent payment by any new lessees or proceeds from the sale or refinancing of the mortgaged property, to cover the payments of principal and interest due on the mortgage loans unless the lease is renewed. As specified in the prospectus supplement, some leases may provide that upon the occurrence of a casualty affecting a mortgaged property, the lessee will have the right to terminate its lease, unless the mortgagor, as lessor, is able to cause the mortgaged property to be restored within a specified period of time. Some leases may provide that it is the lessor's responsibility to restore the mortgaged property after a casualty to its original condition. Some leases may provide a right of termination to the lessee if a taking of a material or specified percentage of the leased space in the mortgaged property occurs, or if the access to the leased space is materially impaired.

DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

         Mortgage loans secured by commercial and multifamily properties are markedly different from owner-occupied single family mortgage loans. The repayment of loans secured by commercial or multifamily properties is typically dependent upon the successful operation of such property rather than upon the liquidation value of the real estate. Unless otherwise specified in the prospectus supplement, the mortgage loans will be non-recourse loans, which means that the mortgagee may look only to the Net Operating Income from the property for repayment of the mortgage debt, and not to any other of the mortgagor's assets, in the event of the mortgagor's default. Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan.

         As the primary component of Net Operating Income, rental income (as well as maintenance payments from tenant-stockholders of a Cooperative) is subject to the vagaries of the applicable real estate market and/or business climate. Properties typically leased, occupied or used on a short-term basis, such as health care-related facilities, hotels and motels, and mini-warehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties leased, occupied or used for longer periods, such as retail centers, office buildings and industrial properties. Commercial loans may be secured by owner-occupied mortgaged properties or mortgaged properties leased to a single tenant. Accordingly, a decline in the financial condition of the mortgagor or single tenant, as applicable, may have a disproportionately greater effect on the Net Operating Income from such mortgaged properties than in the case of mortgaged properties with multiple tenants.

         Changes in the expense components of Net Operating Income due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate and personal property tax rates and other operating expenses, including energy costs; changes in governmental rules, regulations and fiscal policies, including environmental legislation; and acts of God may also affect the risk of default on the mortgage loan. In some cases, leases of mortgaged properties may provide that the lessee rather than the mortgagor, is responsible for payment of some or all of these expenses; however, because leases are also subject to default risks when a tenant's income is insufficient to cover its rent and operating expenses, the existence of such "net of expense" provisions will only temper, not eliminate, the impact of expense increases on the performance of the mortgage loan. See "--Leases" above.

         While the duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities, the income from which and the operating expenses of which are subject to state and/or federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low-and moderate-income housing in particular may be subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

         The Debt Service Coverage Ratio should not be relied upon as the sole measure of the risk of default of any loan, however, since other factors may outweigh a high Debt Service Coverage Ratio. With respect to a balloon mortgage loan, for example, the risk of default as a result of the unavailability of a source of funds to finance the related balloon payment at maturity on terms comparable to or better than those of the balloon mortgage loans could be significant even though the related Debt Service Coverage Ratio is high.

         The liquidation value of any mortgaged property may be adversely affected by risks generally incident to interests in real property, including declines in rental or occupancy rates. Lenders generally use the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated upon a default by the mortgagor.

         Appraised values of income-producing properties may be based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at the date of appraisal), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon an interpolation of the values derived from such methods. Each of these appraisal methods presents analytical challenges. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and create significantly different results, or where a high Loan-to-Value Ratio accompanies a high Debt Service Coverage Ratio (or vice versa), the analysis of default and loss risks is even more difficult.

         While the Depositor believes that the foregoing considerations are important factors that generally distinguish the multifamily and commercial loans from single family mortgage loans and provide insight to the risks associated with income-producing real estate, there is no assurance that such factors will in fact be considered by the Originators of the multifamily and commercial loans, or that, for any of the mortgage loans, they are complete or relevant. See "Risk Factors." Net cash flow produced by a mortgaged property may be inadequate to repay the mortgage loan," "Nonrecourse loans limit the remedies available following a mortgagor default. Prepayments and repurchases of the mortgage assets will affect the timing of your cashflow and may affect your yield. The assets of the trust fund may not be sufficient to pay your certificates. The servicer will have discretion to handle or avoid obligor defaults in a manner which may be adverse to your interests. Mortgagors of commercial loans are sophisticated and may take actions adverse to your interests.

MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS

         Each prospectus supplement will contain information with respect to the mortgage loans, including (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans as of the applicable Cut-off Date, (ii) the type of property securing the mortgage loans (e.g., multifamily property or commercial property and the type of property in each such category), (iii) the weighted average (by principal balance) of the original and remaining terms to maturity of the mortgage loans,
(iv) the earliest and latest origination date and maturity date of the mortgage loans, (v) the weighted average (by principal balance) of the Loan-to-Value Ratios at origination of the mortgage loans, (vi) the mortgage interest rates or range of mortgage interest rates and the weighted average mortgage interest rate borne by the mortgage loans, (vii) the state or states in which most of the mortgaged properties are located, (viii) information with respect to the prepayment provisions, if any, of the mortgage loans, (ix) the weighted average retained interest, if any, (x) with respect to ARM Loans, the index, the frequency of the adjustment dates, the highest, lowest and weighted average note margin and pass-through margin, and the maximum mortgage interest rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM Loan and the frequency of such monthly payment adjustments, (xi) the Debt Service Coverage Ratio either at origination or as of a more recent date (or both) and (xii) information regarding the payment characteristics of the mortgage loans , including without limitation balloon payment and other amortization provisions. The prospectus supplement will also contain certain information available to the Depositor with respect to the provisions of leases and the nature of tenants of the mortgaged properties and other information referred to in a general manner under "--Mortgage Loans--Default and Loss Considerations with Respect to the Mortgage Loans" above. If specific information respecting the mortgage loans is not known to the Depositor at the time the certificates are initially offered, more general information of the nature described above will be provided in the prospectus supplement, and specific information will be set forth in a report which will be available to purchasers of the related certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

PAYMENT PROVISIONS OF THE MORTGAGE LOANS

         Unless otherwise specified in the prospectus supplement, all of the mortgage loans will (i) have original terms to maturity of not more than 40 years and (ii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the prospectus supplement. Each mortgage loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate that is fixed over its term or that adjusts from time to time, or that is partially fixed and partially floating, or that may be converted from a floating to a fixed interest rate, or from a fixed to a floating interest rate, from time to time pursuant to an election or as otherwise specified on the related Mortgage Note, in each case as described in the related prospectus supplement. Each mortgage loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the mortgage interest rate or to reflect the occurrence of certain events, and may provide for negative amortization or accelerated amortization, in each case as described in the prospectus supplement. Each mortgage loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the prospectus supplement. Each mortgage loan may contain a Lock-out Period and a Lock-out Date, or require a Prepayment Premium in connection with a prepayment, in each case as described in the prospectus supplement. In the event that holders of any class or classes of certificates will be entitled to all or a portion of any Prepayment Premiums collected in respect of the mortgage loans, the prospectus supplement will specify the method or methods by which any such amounts will be allocated. A mortgage loan may also contain provisions entitling the mortgagee to Equity Participations, as described in the prospectus supplement. In the event that holders of any class or classes of certificates will be entitled to all or a portion of an Equity Participation, the prospectus supplement will specify the terms and provisions of the Equity Participation and the method or methods by which distributions in respect thereof will be allocated among such certificates.

CMBS

         Distributions of any principal or interest, as applicable, will be made on CMBS on the dates specified in the prospectus supplement. The CMBS may be issued in one or more classes with characteristics similar to the classes of certificates described in this prospectus.

         Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the certificates under "Description of Credit Support" may be provided with respect to the CMBS. The type, characteristics and amount of such credit support will be a function of certain characteristics of the mortgage loans or underlying CMBS and other factors and generally will be established for the CMBS on the basis of requirements of either any rating agency that may have assigned a rating to the CMBS or the initial purchasers of the CMBS.

         The prospectus supplement for a series of certificates evidencing interests in mortgage assets that include CMBS will specify, to the extent available, (i) the aggregate approximate initial and outstanding principal amount or notional amount, as applicable, and type of the CMBS to be included in the trust fund, (ii) the original and remaining term to stated maturity of the CMBS, if applicable, (iii) whether such CMBS is entitled only to interest payments, only to principal payments or to both, (iv) the pass-through or bond rate of the CMBS or formula for determining such rates, if any, (v) the applicable payment provisions for the CMBS, including, but not limited to, any priorities, payment schedules and subordination features, (vi) the related issuer, servicer and trustee, as applicable, (vii) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the underlying mortgage loans, the underlying CMBS or directly to such CMBS, (viii) the terms on which the underlying mortgage loans or underlying CMBS or the CMBS may, or are required to, be purchased prior to their maturity, (ix) the terms on which mortgage loans or underlying CMBS may be substituted for those originally underlying the CMBS, (x) the servicing fees payable under the related servicing agreement, (xi) to the extent available to the depositor, the type of information in respect of the underlying mortgage loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements" above, and the type of information in respect of the CMBS described in this paragraph,
(xii) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the CMBS and (xiii) whether the CMBS is in certificated form, book-entry form or held through a depository such as The Depository Trust Company or the Participants Trust Company.

ACCOUNTS

         Each trust fund will include one or more accounts established and maintained on behalf of the certificateholders into which the person or persons designated in the prospectus supplement will deposit all payments and collections received or advanced with respect to the mortgage assets and other assets in the trust fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or reinvested. See "Description of the Agreement --Distribution account and Other Collection Accounts."

CREDIT SUPPORT

         If so provided in the prospectus supplement, partial or full protection against some types of defaults and losses on the trust assets in the related trust fund may be provided to one or more classes of certificates in the related series in the form of subordination of one or more other classes of certificates in the series or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or another type of credit support, or a combination thereof. The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of credit support, if any, will be described in the prospectus supplement for each series of certificates. See "Risk Factors--Credit support may not cover losses or risks which could adversely affect payment on your certificates" and "Description of Credit Support."

CASH FLOW AGREEMENTS

         If so provided in the related prospectus supplement, the trust fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The trust fund may also include certain other agreements, such as interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements provided to reduce the effects of interest rate or currency exchange rate fluctuations on the mortgage assets or on one or more classes of certificates. The principal terms of any such cash flow agreement, including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the prospectus supplement for the related series. In addition, the related prospectus supplement will provide certain information with respect to the obligor under any such cash flow agreement.

                                 USE OF PROCEEDS


         The net proceeds to be received from the sale of the certificates will be applied by the depositor to the purchase of trust assets and to pay for certain expenses incurred in connection with such purchase of trust assets and sale of certificates. The depositor expects to sell the certificates from time to time, but the timing and amount of offerings of certificates will depend on a number of factors, including the volume of mortgage assets acquired by the depositor, prevailing interest rates, availability of funds and general market conditions.

                              YIELD CONSIDERATIONS

GENERAL

         The yield on any offered certificate will depend on the price paid by the certificateholder, the Pass-Through Rate of the certificate, the receipt and timing of receipt of distributions on the certificate and the weighted average life of the mortgage assets in the related trust fund (which may be affected by prepayments, defaults, liquidations or repurchases). See "Risk Factors."

PASS-THROUGH RATE

         Certificates of any class within a series may have fixed, variable or floating Pass-Through Rates, which may or may not be based upon the interest rates borne by the mortgage assets in the related trust fund. The prospectus supplement with respect to any series of certificates will specify the Pass-Through Rate for each class of certificates or, in the case of a variable or floating Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any mortgage asset on the Pass-Through Rate of one or more classes of certificates; and whether the distributions of interest on the certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a cash flow agreement.

         The effective yield to maturity to each holder of certificates entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such certificate because, while interest may accrue on each mortgage asset during a certain period, the distribution of such interest will be made on a day which may be several days, weeks or months following the period of accrual.

TIMING OF PAYMENT OF INTEREST

         Each payment of interest on the certificates (or addition to the certificate balance of a class of Accrual Certificates) on a distribution date will include interest accrued during the interest accrual period for such distribution date. As indicated above under "The Pass-Through Rate," if the interest accrual period ends on a date other than a distribution date for the related series, the yield realized by the holders of such certificates may be lower than the yield that would result if the interest accrual period ended on a distribution date. In addition, if so specified in the prospectus supplement, interest accrued for an interest accrual period for one or more classes of certificates may be calculated on the assumption that distributions of principal (and additions to the certificate balance of Accrual Certificates) and allocations of losses on the mortgage assets may be made on the first day of the interest accrual period for a distribution date and not on the distribution date. Such method would produce a lower effective yield than if interest were calculated on the basis of the actual principal amount outstanding during an interest accrual period. The interest accrual period for any class of offered certificates will be described in the prospectus supplement.

PAYMENTS OF PRINCIPAL; PREPAYMENTS

         The yield to maturity on the certificates will be affected by the rate of principal payments on the mortgage assets (including principal prepayments on mortgage loans resulting from voluntary prepayments by the mortgagors, insurance proceeds, condemnations and involuntary liquidations). Such payments may be directly dependent upon the payments on leases underlying the mortgage loans. The rate at which principal prepayments occur on the mortgage loans will be affected by a variety of factors, including, without limitation, the terms of the mortgage loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the mortgage interest rates on the mortgage loans comprising or underlying the mortgage assets in a particular trust fund, the mortgage loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by the mortgage loans. In this regard, it should be noted that some mortgage assets may consist of mortgage loans with different mortgage interest rates and the stated pass-through or pay-through interest rate of some CMBS may be a number of percentage points higher or lower than certain of the underlying mortgage loans. The rate of principal payments on some or all of the classes of certificates of a series will correspond to the rate of principal payments on the mortgage assets in the related trust fund and is likely to be affected by the existence of Lock-out Periods and Prepayment Premium provisions of the mortgage loans underlying or comprising the mortgage assets, and by the extent to which the servicer of any mortgage loan is able to enforce these provisions. Mortgage loans with a Lock-out Period or a Prepayment Premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical mortgage loans without such provisions, with shorter Lock-out Periods or with lower Prepayment Premiums.

         If the purchaser of a certificate offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than the rate actually experienced on the mortgage assets, the actual yield to maturity will be lower than the rate thus calculated. Conversely, if the purchaser of a certificate offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than the rate actually experienced on the mortgage assets, the actual yield to maturity will be higher than that so calculated. In either case, if so provided in the prospectus supplement for a series of certificates, the effect on yield on one or more classes of the series of prepayments of the mortgage assets in the related trust fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to these classes.

         When a full prepayment is made on a mortgage loan, the mortgagor is charged interest on the principal amount of the mortgage loan prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the prospectus supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of certificates entitled to payments of interest because interest on the principal amount of any mortgage loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the prospectus supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related mortgage loan as of the due date in the month in which such partial prepayment is received. As a result, unless otherwise specified in the prospectus supplement, the effect of a partial prepayment on a mortgage loan will be to reduce the amount of interest passed through to holders of certificates in the month following the receipt of partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate on the prepaid amount.

         The timing of changes in the rate of principal payments on the mortgage assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the mortgage assets and distributed on a certificate, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

PREPAYMENTS--MATURITY AND WEIGHTED AVERAGE LIFE

         The rates at which principal payments are received on the mortgage assets included in a trust fund and the rate at which payments are made from any credit support or cash flow agreement for a series of certificates may affect the ultimate maturity and the weighted average life of each class of such certificates. Prepayments on the mortgage loans comprising or underlying the mortgage assets in a particular trust fund will generally accelerate the rate at which principal is paid on some or all of the classes of the certificates.

         If so provided in the prospectus supplement for a series of certificates, one or more classes of certificates may have a final scheduled distribution date, which is the date on or prior to which the certificate balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to the Series.

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of certificates of a series will be influenced by the rate at which principal on the mortgage loans comprising or underlying the mortgage assets is paid to such class, which may be in the form of scheduled amortization or prepayments.

         In addition, the weighted average life of the certificates may be affected by the varying maturities of the mortgage loans comprising or underlying the CMBS. If any mortgage loans comprising or underlying the mortgage assets in a particular trust fund have actual terms to maturity of less than those assumed in calculating final scheduled distribution dates for the classes of certificates of the related series, one or more classes of certificates may be fully paid prior to their respective final scheduled distribution dates, even in the absence of prepayments. Accordingly, the prepayment experience of the mortgage assets will, to some extent, be a function of the mix of mortgage interest rates and maturities of the mortgage loans comprising or underlying the mortgage assets. See "Description of the Trust Funds."

         Prepayments on loans are also commonly measured relative to a prepayment standard or model such as CPR, a constant prepayment rate model. Neither CPR nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage loans underlying or comprising the mortgage assets. Moreover, CPR was developed based upon historical prepayment experience for single family loans. Thus, it is likely that prepayment of any mortgage loans comprising or underlying the mortgage assets for any series will not conform to any particular level of CPR.

         The depositor is not aware of any meaningful publicly available prepayment statistics for multifamily or commercial mortgage loans.

         The prospectus supplement with respect to each series of certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of offered certificates of the series and the percentage of the initial certificate balance of each such class that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement, including assumptions that prepayments on the mortgage loans comprising or underlying the related mortgage assets are made at rates corresponding to various percentages of CPR or at such other rates specified in the prospectus supplement. Such tables and assumptions are intended to illustrate the sensitivity of weighted average life of the certificates to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the certificates. It is unlikely that prepayment of any mortgage loans comprising or underlying the mortgage assets for any series will conform to any particular level of CPR or any other rate specified in the related prospectus supplement.

OTHER FACTORS AFFECTING WEIGHTED AVERAGE LIFE

TYPE OF MORTGAGE ASSET

         A number of mortgage loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the mortgaged property, there is a risk that a number of mortgage loans having balloon payments may default at maturity, or that the servicer may extend the maturity of such a mortgage loan in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted mortgage loans, the servicer may, to the extent and under the circumstances set forth in the prospectus supplement be permitted to modify mortgage loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan will tend to extend the weighted average life of the certificates, thereby lengthening the period of time elapsed from the date of issuance of a certificate until it is retired.

FORECLOSURES AND PAYMENT PLANS

         The number of foreclosures and the principal amount of the mortgage loans comprising or underlying the mortgage assets that are foreclosed in relation to the number and principal amount of mortgage loans that are repaid in accordance with their terms will affect the weighted average life of the mortgage loans and that of the related series of certificates. Servicing decisions made with respect to the mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular mortgage loans and thus the weighted average life of the certificates.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE CLAUSES

         Acceleration of mortgage payments as a result of certain transfers of or the creation of encumbrances upon the underlying mortgaged property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant prospectus supplement. A number of the mortgage loans comprising or underlying the mortgage assets may include "due-on-sale" clauses or "due-on-encumbrance" clauses that allow the holder of the mortgage loans to demand payment in full of the remaining principal balance of the mortgage loans upon sale or certain other transfers of or the creation of encumbrances upon the mortgaged property. With respect to any whole loans, unless otherwise provided in the prospectus supplement, the master servicer, on behalf of the trust fund, will be required to exercise (or waive its right to exercise) any right that the trustee may have as mortgagee to accelerate payment of the whole loan in a manner consistent with the Servicing Standard. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance" and "Description of the Agreements--Due-on-Sale and Due-on-Encumbrance Provisions."

SINGLE MORTGAGE LOAN OR SINGLE MORTGAGOR

         The mortgage assets in a particular trust fund may consist of a single mortgage loan or obligations of a single mortgagor or related mortgagors as specified in the related prospectus supplement. Assumptions used with respect to the prepayment standards or models based upon analysis of the behavior of mortgage loans in a larger group will not necessarily be relevant in determining prepayment experience on a single mortgage loan or with respect to a single mortgagor.

                                  THE DEPOSITOR

         J.P. Morgan Commercial Mortgage Finance Corp., the depositor, is an indirect wholly-owned subsidiary of J.P. Morgan & Co. Incorporated and was incorporated in the State of Delaware on September 19, 1994. The principal executive offices of the Depositor are located at 60 Wall Street, New York, New York 10260-0060. Its telephone number is (212) 648-3636.

         The depositor does not have, nor is it expected in the future to have, any significant assets.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

         The certificates of each series (including any class of certificates not offered hereby) will represent the entire beneficial ownership interest in the trust fund created pursuant to the related agreement. Each series of certificates will consist of one or more classes of certificates that may (i) provide for the accrual of interest based on fixed, variable or floating rates;
(ii) include senior certificates or subordinate certificates; (iii) Stripped Principal Certificates; (iv) Stripped Interest Certificates; (v) Accrual Certificates; (vi) provide for payments of principal sequentially, based on specified payment schedules, from only a portion of the trust assets in the trust fund or based on specified calculations, to the extent of available funds, in each case as described in the related prospectus supplement; and/or (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Certificate component and a Stripped Interest Certificate component. Any such classes may include classes of offered certificates.

         Each class of offered certificates of a series will be issued in minimum denominations corresponding to the certificate balances or, in case of Stripped Interest Certificates, notional amounts or percentage interests specified in the related prospectus supplement. The transfer of any offered certificates may be registered and such certificates may be exchanged without the payment of any service charge payable in connection with the registration of a transfer or exchange, but the Depositor or the trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of certificates of a series may be issued as physical certificates or as book-entry certificates, as provided in the related prospectus supplement. See "Description of the Certificates--Book-Entry Registration and Physical Certificates." Physical certificates will be exchangeable for other certificates of the same class and series of a like aggregate certificate balance, notional amount or percentage interest but of different authorized denominations. See "Risk Factors--Your ability to resell certificates may be limited because of their characteristics" and "The assets of the trust fund may not be sufficient to pay your certificates."

DISTRIBUTIONS

         Distributions on the certificates of each series will be made by or on behalf of the trustee on each distribution date as specified in the related prospectus supplement from the Available Distribution Amount for such series and such distribution date. Except as otherwise specified in the prospectus supplement, distributions (other than the final distribution) will be made to the persons in whose names the certificates are registered at the close of business on a record date specified in the prospectus supplement, and the amount of each distribution will be determined as of the close of business on the determination date specified in the prospectus supplement. All distributions with respect to each class of certificates on each distribution date will be allocated pro rata among the outstanding certificates in the class or by random selection, as described in the prospectus supplement or otherwise established by the trustee. Payments will be made either by wire transfer in immediately available funds to the account of a certificateholder at a bank or other entity having appropriate facilities therefor, if such certificateholder has so notified the trustee or other person required to make such payments no later than the date specified in the prospectus supplement (and, if so provided in the prospectus supplement, holds certificates in the requisite amount specified therein), or by check mailed to the address of the person entitled to such payments as it appears on the certificate register; provided, however, that the final distribution in retirement of the certificates (whether physical certificates or book-entry certificates) will be made only upon presentation and surrender of the certificates at the location specified in the notice to certificateholders of such final distribution.

AVAILABLE DISTRIBUTION AMOUNT

         All distributions on the certificates of each series on each distribution date will be made from the Available Distribution Amount, in accordance with the terms described in the prospectus supplement. Unless provided otherwise in the prospectus supplement, the Available Distribution Amount for each distribution date equals the sum of the following amounts:

         (i) the total amount of all cash on deposit in the related distribution account as of the corresponding determination date, including servicer advances, net of any scheduled payments due and payable after the distribution date;

         (ii) interest or investment income on amounts on deposit in the distribution account, including any net amounts paid under any cash flow agreements; and

         (iii) to the extent not on deposit in the related Distribution account as of the corresponding Determination Date, any amounts collected under, from or in respect of any credit support with respect to the distribution date.

         As described below, the entire Available Distribution Amount will be distributed among the related certificates (including any certificates not offered hereby) on each distribution date, and accordingly will be released from the trust fund and will not be available for any future distributions.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

         Each class of certificates may have a different Pass-Through Rate. The prospectus supplement will specify the Pass-Through Rate for each class or component or, in the case of a variable or floating Pass-Through Rate, the method for determining the Pass-Through Rate. Unless otherwise specified in the related supplement, interest on the certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Distributions of interest in respect of the certificates of any class will be made on each distribution date (other than any class of Accrual Certificates, which will be entitled to distributions of accrued interest commencing only on the distribution date, or under the circumstances, specified in the related prospectus supplement, and any class of Stripped Principal Certificates that are not entitled to any distributions of interest) based on the Accrued Certificate Interest for that class and distribution date, subject to the sufficiency of the portion of the available distribution amount allocable to the class on the distribution date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on the class will be added to the certificate balance thereof on each distribution date. With respect to each class of certificates and each distribution date (other than certain classes of Stripped Interest Certificates), the Accrued Certificate Interest will be equal to interest accrued for a specified period on the outstanding certificate balance thereof immediately prior to the distribution date, at the applicable Pass-Through Rate, reduced as described below. Unless otherwise provided in the prospectus supplement, the Accrued Certificate Interest on Stripped Interest Certificates will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each distribution date, at the applicable Pass-Through Rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Certificates will be described in the related prospectus supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal. Unless otherwise provided in the prospectus supplement, the Accrued Certificate Interest on a series of certificates will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in the accrual period on the mortgage loans comprising or underlying the mortgage assets in the trust fund for the series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of certificates of that series will be specified in the prospectus supplement.

         The prospectus supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the certificate balance of) a class of offered certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the mortgage loans comprising or underlying the mortgage assets in the trust fund. Unless otherwise provided in the prospectus supplement, any reduction in the amount of the Accrued Certificate Interest otherwise distributable on a class of certificates by reason of the allocation to that class of a portion of any deferred interest on the mortgage loans comprising or underlying the mortgage assets in the trust fund will result in a corresponding increase in the certificate balance of the class. See "Risk Factors--Prepayments and repurchases of the mortgage assets will affect the timing of your cash flow and may affect your yield." DISTRIBUTIONS OF PRINCIPAL OF THE CERTIFICATES

         The certificates of each series, other than certain classes of Stripped Interest Certificates, will have a certificate balance which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the mortgage assets and other assets included in the related trust fund. The outstanding certificate balance of a certificate will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the prospectus supplement, by the amount of losses incurred in respect of the related mortgage assets. The certificate balance may be increased in respect of deferred interest on the mortgage loans to the extent provided in the prospectus supplement and, in the case of Accrual Certificates prior to the distribution date on which distributions of interest are required to commence, will be increased by any Accrued Certificate Interest. Unless otherwise provided in the prospectus supplement, the initial aggregate certificate balance of all classes of certificates of a series will not be greater than the outstanding aggregate principal balance of the related mortgage assets as of the applicable Cut-off Date. The initial aggregate certificate balance of a series and each class thereof will be specified in the prospectus supplement. Unless otherwise provided in the prospectus supplement, distributions of principal will be made on each distribution date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement until the certificate balance of that class has been reduced to zero. Stripped Interest Certificates with no certificate balance are not entitled to any distributions of principal.

COMPONENTS

         To the extent specified in the prospectus supplement, distribution on a class of certificates may be based on a combination of two or more different components as described under "General" above. To that extent, the descriptions set forth under "Distributions of Interests on the Certificates" and "Distributions of Principal of the Certificates" above also relate to components of such a class of certificates. In such case, reference in those sections to certificate balance and Pass-Through Rate refer to the principal balance, if any, of any of the components and the Pass-Through Rate, if any, on any component, respectively.

DISTRIBUTIONS ON THE CERTIFICATES OF PREPAYMENT PREMIUMS OR IN RESPECT OF EQUITY PARTICIPATIONS

         If so provided in the prospectus supplement, Prepayment Premiums or payments in respect of Equity Participations that are collected on the mortgage assets in the trust fund will be distributed on each distribution date to the class or classes of certificates entitled thereto in accordance with the provisions described in the prospectus supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

         If so provided in the prospectus supplement for a series of certificates consisting of one or more classes of Subordinate Certificates, on any distribution date in respect of which losses or shortfalls in collections on the mortgage assets have been incurred, the amount of such losses or shortfalls will be borne first by a class of subordinate certificates in the priority and manner and subject to the limitations specified in the prospectus supplement. See "Description of Credit Support" for a description of the types of protection that may be included in shortfalls on mortgage assets comprising the trust fund.

ADVANCES IN RESPECT OF DELINQUENCIES

         With respect to any series of certificates evidencing an interest in a trust fund, unless otherwise provided in the prospectus supplement, a servicer or another entity described therein will be required as part of its servicing responsibilities to advance on or before each distribution date its own funds or funds held in the distribution account that are not included in the Available Distribution Amount for such distribution date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the whole loans in the trust fund and were delinquent on the related determination date, subject to the servicer's (or another entity's) good faith determination that such advances will be reimbursable from the loan proceeds. In the case of a series of certificates that includes one or more classes of subordinate certificates and if so provided in the prospectus supplement, each servicer's (or another entity's) advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more classes of senior certificates and/or may be subject to the servicer's (or another entity's) good faith determination that such advances will be reimbursable not only from the loan proceeds but also from collections on other trust assets otherwise distributable on one or more classes of Subordinate Certificates. See "Description of Credit Support."

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the prospectus supplement, advances of a servicer's (or another entity's) funds will be reimbursable only out of recoveries on the mortgage loans (including amounts received under any form of credit support) respecting which advances were made and, if so provided in the prospectus supplement, out of any amounts otherwise distributable on one or more classes of subordinate certificates of such series; provided, however, that any advance will be reimbursable from any amounts in the distribution account prior to any distributions being made on the certificates to the extent that a servicer (or such other entity) shall determine in good faith that such advance is not ultimately recoverable from the Related Proceeds or, if applicable, from collections on other trust assets otherwise distributable on the Subordinate Certificates. If advances have been made by a servicer from excess funds in the Distribution account, the servicer is required to replace such funds in the Distribution account on any future distribution date to the extent that funds in the Distribution account on that distribution date are less than payments required to be made to certificateholders on such date. If so specified in the prospectus supplement, the obligations of a servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the prospectus supplement.

         If and to the extent so provided in the prospectus supplement, a servicer (or another entity) will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the trust assets prior to any payment to certificateholders or as otherwise provided in the related agreement and described in the prospectus supplement.

         The prospectus supplement for any series of certificates evidencing an interest in a trust fund that includes CMBS will describe any corresponding advancing obligation of any person in connection with such CMBS.

REPORTS TO CERTIFICATEHOLDERS

         Unless otherwise provided in the prospectus supplement, with each distribution to holders of any class of certificates of a series, the master servicer or the trustee, as provided in the prospectus supplement, will forward to each certificateholder, to the Depositor and to such other parties as may be specified in the related agreement, a statement setting forth, in each case to the extent applicable and available:

         (i) the amount of the distribution to holders of certificates of such class applied to reduce the certificate balance thereof;

         (ii) the amount of the distribution to holders of certificates of such class allocable to Accrued Certificate Interest;

         (iii) the amount of the distribution allocable to (a) Prepayment Premiums and (b) payments on account of Equity Participations;

         (iv) the amount of related servicing compensation received by each servicer and such other customary information as any such master servicer or the trustee deems necessary or desirable, or that a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

         (v) the aggregate amount of advances included in the distribution, and the aggregate amount of any unreimbursed advances at the close of business on the distribution date;

         (vi) the aggregate principal balance of the mortgage assets at the close of business on the distribution date;

         (vii) the number and aggregate principal balance of whole loans in respect of which (a) one scheduled payment is delinquent, (b) two scheduled payments are delinquent, (c) three or more scheduled payments are delinquent and
(d) foreclosure proceedings have been commenced;

         (viii) with respect to each whole loan that is delinquent two or more months, (a) the loan number, (b) the unpaid balance, (c) whether the delinquency is in respect of any balloon payment, (d) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances, (e) if applicable, the aggregate amount of any interest accrued and payable on related servicing expenses and related advances assuming such mortgage loan is subsequently liquidated through foreclosure, (f) whether a notice of acceleration has been sent to the mortgagor and, if so, the date of such notice, (g) whether foreclosure proceedings have been commenced and, if so, the date so commenced and (h) if such mortgage loan is more than three months delinquent and foreclosure has not been commenced, the reason therefor;

         (ix) with respect to any whole loan liquidated during the related Due Period (other than by payment in full), (a) the loan number, (b) the manner in which it was liquidated and (c) the aggregate amount of liquidation proceeds received;

         (x) with respect to any whole loan liquidated during the related Due Period, (a) the portion of such liquidation proceeds payable or reimbursable to each servicer (or any other entity) in respect of the mortgage loan and (b) the amount of any loss to certificateholders;

         (xi) with respect to each REO Property relating to a whole loan and included in the trust fund as of the end of a reporting period, (a) the loan number of the related mortgage loan and (b) the date of acquisition;

         (xii) with respect to each REO Property relating to a whole loan and included in the trust fund as of the end of a reporting period, (a) the fair market value based on the most recent appraisal obtained by a servicer, (b) the principal balance of the related mortgage loan immediately following such distribution date (calculated as if such mortgage loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the agreement), (c) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances and (d) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

         (xiii) with respect to any REO Property sold during a reporting period
(a) the loan number of the related mortgage loan, (b) the aggregate amount of sale proceeds, (c) the portion of the sales proceeds payable or reimbursable to each servicer in respect of such REO Property or the related mortgage loan and
(d) the amount of any loss to certificateholders in respect of the related mortgage loan;

         (xiv) the aggregate certificate balance or notional amount, as the case may be, of each class of certificates (including any class of certificates not offered hereby) at the close of business on the distribution date, separately identifying any reduction in the certificate balance due to the allocation of any loss and increase in the certificate balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

         (xv) the aggregate amount of principal prepayments made during a reporting period;

         (xvi) the aggregate Accrued Certificate Interest and unpaid Accrued Certificate Interest, if any, on each class of certificates at the close of business on the distribution date;

         (xvii) in the case of certificates with a variable Pass-Through Rate, the Pass-Through Rate applicable to the distribution date, and, if available, the immediately succeeding distribution date, as calculated in accordance with the method specified in the prospectus supplement;

         (xviii) in the case of certificates with a floating Pass-Through Rate, for statements to be distributed in any month in which an adjustment date occurs, the floating Pass-Through Rate applicable to such distribution date and the immediately succeeding distribution date as calculated in accordance with the method specified in the prospectus supplement;

         (xix) as to any series which includes credit support, the amount of coverage of each instrument of credit support included therein as of the close of business on such distribution date; and

         (xx) the aggregate amount of payments by the mortgagors of (a) default interest, (b) late charges and (c) assumption and modification fees collected during the related Due Period.

         In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of certificates or for such other specified portion thereof. In addition, in the case of information furnished pursuant to subclauses (i), (ii),
(xiv), (xvi) and (xvii) above, such amounts shall also be provided with respect to each component, if any, of a class of certificates. The master servicer or the trustee, as specified in the prospectus supplement, will forward to each holder and to the depositor, a copy of any statements or reports received by the master servicer or the trustee, as applicable, with respect to any CMBS. The prospectus supplement for each series of offered certificates will describe any additional information to be included in reports to the holders of such certificates.

         Within a reasonable period of time after the end of each calendar year, the master servicer or the trustee, as provided in the prospectus supplement, shall furnish to each person who at any time during the calendar year was a holder of a certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a certificateholder. This obligation of the master servicer or the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the master servicer or the trustee pursuant to any requirements of the Internal Revenue Code as are from time to time in force.

         Unless and until physical certificates are issued, or unless otherwise provided in the prospectus supplement, such statements or reports will be forwarded by the master servicer or the trustee to Cede & Co.. Such statements or reports may be available to beneficial owners upon request to DTC or their respective participant or indirect participant. In addition, the trustee shall furnish a copy of any such statement or report to any beneficial owner who requests a copy and certifies to the trustee or the master servicer, as applicable, that he or she is the beneficial owner of a certificate. See "Description of the Certificates--Book-Entry Registration and Physical certificates."

TERMINATION

         The obligations created by the agreements for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the Distribution account or by any servicer, if any, or the trustee and required to be paid to them pursuant to those agreements following the earlier of (i) the final payment or other liquidation of the last mortgage asset subject thereto or the disposition of all property acquired upon foreclosure of any whole loan subject thereto and (ii) the purchase of all of the assets of the trust fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the prospectus supplement. In no event, however, will the trust created by the agreements continue beyond the date specified in the prospectus supplement. Written notice of termination of the agreements will be given to each certificateholder, and the final distribution will be made only upon presentation and surrender of the certificates at the location to be specified in the notice of termination.

         If so specified in the prospectus supplement, a series of certificates may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the prospectus supplement, upon the reduction of the certificate balance of a specified class or classes of certificates by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the prospectus supplement, in each case, under the circumstances and in the manner set forth therein.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

         If so provided in the prospectus supplement, one or more classes of the offered certificates of any series will be issued as book-entry certificates, and each such class will be represented by one or more single certificates registered in the name of a nominee for DTC.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include J.P. Morgan Securities Inc., securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Unless otherwise provided in the prospectus supplement, investors that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in Book-Entry Certificates may do so only as beneficial owners, that is, through participants and indirect participants. In addition, such beneficial owners will receive all distributions on the Book-Entry Certificates through DTC and its participants. Under a book-entry format, beneficial owners will receive payments after the related distribution date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date DTC will forward payments to its participants which thereafter will be required to forward them to indirect participants or beneficial owners. Unless otherwise provided in the prospectus supplement, the only certificateholder will be Cede & Co., as nominee of DTC, and the beneficial owners will not be recognized by the trustee as certificateholders under the agreements. Beneficial owners will be permitted to exercise the rights of certificateholders under the related agreements only indirectly through the participants who in turn will exercise their rights through DTC. Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of and interest on the Book-Entry Certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the Book-Entry Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective beneficial owners.

         Because DTC can act only on behalf of participants, who in turn act on behalf of indirect participants and certain banks, the ability of a beneficial owner to pledge its interest in the Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

         DTC has advised the depositor that it will take any action permitted to be taken by a certificateholder under an agreement only at the direction of one or more participants to whose account with DTC interests in the Book-Entry Certificates are credited. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of voting rights required therefor. Therefore, beneficial owners will only be able to exercise their voting rights to the extent permitted, and subject to the procedures established, by their participant and/or indirect participant, as applicable. DTC may take conflicting actions with respect to any action of certificateholders of any class to the extent that participants authorize such actions. None of the servicers, the depositor, the trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.

         Unless otherwise specified in the prospectus supplement, physical certificates that are initially issued in book-entry form will be issued in fully registered, certificated form to beneficial owners or their nominees, rather than to DTC or its nominee only if (i) the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the certificates and the depositor is unable to locate a qualified successor or (ii) the depositor, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all participants of the availability through DTC of physical certificates for the beneficial owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Certificates, together with instructions for reregistration, the trustee will issue to the beneficial owners identified in the instructions the physical certificates to which they are entitled, and thereafter the trustee will recognize the holders of such physical certificates as certificateholders under the agreement.

                          DESCRIPTION OF THE AGREEMENTS

         The certificates of each series evidencing interests in a trust fund including whole loans will be issued pursuant to a pooling and servicing agreement among the depositor, a master servicer, if specified in the prospectus supplement, a special servicer and the trustee. The certificates of each series evidencing interests in a trust fund not including whole loans will be issued pursuant to a trust agreement between the depositor and a trustee. The master servicer, any special servicer and the trustee with respect to any series of certificates will be named in the related prospectus supplement. In lieu of appointing a master servicer, a servicer may be appointed pursuant to the Pooling and Servicing Agreement for any trust fund. The mortgage loans shall be serviced pursuant to the terms of the Pooling and Servicing Agreement and, if specified in the prospectus supplement, a servicing agreement among the depositor (or an affiliate thereof), a master servicer, a special servicer and a primary servicer. A manager or administrator may be appointed pursuant to the trust agreement for any trust fund to administer the trust fund. The provisions of each agreement will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust fund. A form of a Pooling and Servicing Agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. Any trust agreement will generally conform to the form of pooling and servicing agreement filed herewith, but will not contain provisions with respect to the servicing and maintenance of whole loans. The following summaries describe certain provisions that may appear in each agreement. The prospectus supplement for a series of certificates will describe any provision of the agreements relating to such series that materially differs from the description thereof contained in this prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the agreements for each trust fund and the description of such provisions in the related prospectus supplement. As used herein with respect to any series, the term "certificate" refers to all of the certificates of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires. The depositor will provide a copy of the agreements (without exhibits) relating to any series of certificates without charge upon written request of a holder of a certificate of such series addressed to the trustee specified in the related prospectus supplement.

ASSIGNMENT OF ASSETS; REPURCHASES

         At the time of issuance of any series of certificates, the depositor will assign to the designated trustee the trust assets to be included in the related trust fund, together with all principal and interest to be received on or with respect to such trust assets after the cut-off date specified in the prospectus supplement, other than principal and interest due on or before the cut-off date and other than any retained interest. The trustee will, concurrently with such assignment, deliver the certificates to the depositor in exchange for the trust assets and the other assets comprising the trust fund for that series. Each mortgage asset will be identified in a schedule appearing as an exhibit to the related agreement. Unless otherwise provided in the related prospectus supplement, such schedule will include detailed information (i) in respect of each whole loan included in the related trust fund, including without limitation, the address of the related mortgaged property and type of such property, the mortgage interest rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Loan-to-Value Ratio as of the date indicated and prepayment provisions, if applicable, and (ii) in respect of each CMBS included in the related trust fund, including without limitation, the names of the issuer, servicer and trustee, the pass-through or bond rate or formula for determining such rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

         With respect to each mortgage loan, the Depositor will deliver to the trustee (or to the custodian hereinafter referred to) certain loan documents, which unless otherwise specified in the related prospectus supplement will include the original mortgage note endorsed, without recourse, in blank or to the order of the trustee, the original mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the mortgage to the trustee in recordable form. Notwithstanding the foregoing, a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor delivers to the trustee or the custodian a copy or a duplicate original of the mortgage note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such mortgage loans, the trustee may not be able to enforce the mortgage note against the related borrower. Unless otherwise provided in the related prospectus supplement, the related agreements will require that the depositor or another party specified therein promptly cause each such assignment of mortgage to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, such recording is not required to protect the trustee's interest in the related mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor, the master servicer, the relevant asset sellers or any other prior holder of the whole loan.

         The trustee (or a custodian) will review such whole loan documents within a specified period of days after receipt thereof, and the trustee (or a custodian) will hold such documents in trust for the benefit of the certificateholders. Unless otherwise specified in the related prospectus supplement, if any such document is found to be missing or defective in any material respect, the trustee (or such custodian) shall notify the depositor. If the Depositor cannot cure the omission or defect within a specified number of days after receipt of such notice, then unless otherwise specified in the related prospectus supplement, the depositor will be obligated, within a specified number of days of receipt of such notice, to repurchase the related whole loan from the trustee at the purchase price or substitute for such mortgage loan. Unless otherwise specified in the related prospectus supplement, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related prospectus supplement, in lieu of curing any omission or defect in the mortgage asset or repurchasing or substituting for such mortgage asset, the depositor may agree to cover any losses suffered by the trust fund as a result of such breach or defect.

         If so provided in the related prospectus supplement, the depositor will, as to some or all of the mortgage loans, assign or cause to be assigned to the trustee the related lease assignments. In certain cases, the trustee, or servicer, as applicable, may collect all moneys under the related leases and distribute amounts, if any, required under the lease for the payment of maintenance, insurance and taxes, to the extent specified in the related lease agreement. The trustee, or if so specified in the prospectus supplement, the master servicer, as agent for the trustee, may hold the lease in trust for the benefit of the certificateholders.

         With respect to each CMBS in certificated form, the depositor will deliver or cause to be delivered to the trustee (or the custodian) the original certificate or other definitive evidence of such CMBS together with bond power or other instruments, certifications or documents required to transfer fully such CMBS to the trustee for the benefit of the certificateholders. With respect to each CMBS in uncertificated or book-entry form or held through a "clearing corporation" the depositor and the trustee will cause such CMBS to be registered directly or on the books of such clearing corporation or of a financial intermediary in the name of the trustee for the benefit of the certificateholders. Unless otherwise provided in the related prospectus supplement, the related trust agreement will require that either the depositor or the trustee promptly cause any CMBS in certificated form not registered in the name of the trustee to be re-registered, with the applicable persons, in the name of the trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

         Unless otherwise provided in the prospectus supplement the depositor, or another party specified therein, will, with respect to each mortgage loan, make as of a specified date covering, by way of example, the following types of matters: (i) the accuracy of the information set forth for such mortgage loan on the schedule of mortgage assets appearing as an exhibit to the related agreement; (ii) the existence of title insurance insuring the lien priority of the whole loan; (iii) the authority of the warranting party to sell the mortgage loan; (iv) the payment status of the mortgage loan and the status of payments of taxes, assessments and other charges affecting the related mortgaged property;
(v) the existence of customary provisions in the related mortgage note and mortgage to permit realization against the mortgaged property of the benefit of the security of the mortgage; and (vi) the existence of hazard and extended perils insurance coverage on the mortgaged property.

         Any warranting party, if other than the depositor, shall be an asset sellers or an affiliate thereof or such other person acceptable to the depositor and shall be identified in the related prospectus supplement.

         Representations and warranties made in respect of a mortgage loan may have been made as of a date prior to the applicable cut-off date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related series of certificates evidencing an interest in the mortgage loan.

         Unless otherwise specified in the prospectus supplement, in the event of a breach of any representation or warranty, the warranting party will be obligated to reimburse the trust fund for losses caused by any such breach or either cure the breach or repurchase or replace the affected whole loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the warranting party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. The warranting party would have no such obligations if the relevant event that causes such breach occurs after such date.

         Unless otherwise provided in the related prospectus supplement, the Agreements will provide that the master servicer and/or trustee will be required to notify promptly the relevant warranting party of any breach of any representation or warranty made by it in respect of a whole loan that materially and adversely affects the value of the whole loan or the interests therein of the certificateholders. If the warranting party cannot cure such breach within a specified period following the date on which the party was notified of the breach, then the warranting party will be obligated to repurchase the whole loan from the trustee within a specified period from the date on which the warranting party was notified of such breach, at the purchase price therefor.

         As to any mortgage loan, unless otherwise specified in the related prospectus supplement, the purchase price is equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the mortgage interest rate from the date as to which interest was last paid to the due date in the period specified in the agreement in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to each servicer. If so provided in the prospectus supplement for a series, a warranting party, rather than repurchase a mortgage loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of the series of certificates, to cause the removal of that mortgage loan from the trust fund and substitute in its place one or more other mortgage loans, in accordance with the standards described in the related prospectus supplement. If so provided in the prospectus supplement for a series, a warranting party, rather than repurchase or substitute a whole loan as to which a breach has occurred, will have the option to reimburse the trust fund or the certificateholders for any losses caused by the breach. Unless otherwise specified in the related prospectus supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of certificates or the trustee for a breach of representation by a warranting party.

         Neither the depositor (except to the extent that it is the warranting party) nor any servicer will be obligated to purchase or substitute for a whole loan if a warranting party defaults on its obligation to do so, and no assurance can be given that warranting parties will carry out such obligations with respect to mortgage loans.

         Unless otherwise provided in the related prospectus supplement the warranting party will, with respect to a trust fund that includes CMBS, make or assign certain representations or warranties, as of a specified date, with respect to the CMBS, covering (i) the accuracy of the information set forth therefor on the schedule of mortgage assets appearing as an exhibit to the related agreement and (ii) the authority of the warranting party to sell such mortgage assets. The related prospectus supplement will describe the remedies for a breach thereof.

         Each servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related agreement. A breach of any such representation in a pooling and servicing agreement of a master servicer or special servicer which materially and adversely affects the interests of the certificateholders and which continues unremedied for thirty days after the giving of written notice of a breach to the servicer by the trustee or the depositor, or to the servicer, the depositor and the trustee by the holders of certificates evidencing not less than 25% of the voting rights (unless otherwise specified in the related prospectus supplement), will constitute an event of default under the pooling and servicing agreement. See "Events of Default" and "Rights Upon Event of Default."

ACCOUNTS

GENERAL

         Each servicer and/or the trustee will, as to each trust fund, establish and maintain one or more separate accounts for the collection of payments on the related mortgage assets, which must generally, among others be either (i) an account or accounts the deposits in which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and the uninsured deposits in which are otherwise secured so that the certificateholders have a claim with respect to the funds on account or a perfected first priority security interest against any collateral securing these funds that is superior to the claims of any other depositors or general creditors of the institution with which the account is maintained or (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the rating agency or agencies rating any class of certificates of that series. The collateral eligible to secure amounts in an account is limited to United States government securities and other investment grade obligations specified in the agreement as permitted investments. An account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding distribution date in permitted investments under the agreement. Unless otherwise provided in the prospectus supplement, any interest or other income earned on funds in an account will be paid to a servicer or its designee as additional servicing compensation. An account may be maintained with an institution that is an affiliate of a servicer provided that such institution meets the standards imposed by the rating agency or agencies. If permitted by the rating agency or agencies and so specified in the related prospectus supplement, an account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to a servicer or serviced or master serviced by it on behalf of others.

DEPOSITS

         Unless otherwise provided in the related prospectus supplement, the primary servicer will deposit in an account on a daily basis, unless otherwise provided in the related agreement, the following payments and collections received, or advances made, by the primary servicer:

         (i) all payments on account of principal, including principal prepayments, on the mortgage assets;

         (ii) all payments on account of interest on the mortgage assets, including any default interest collected, in each case net of any portion thereof retained by a servicer as its servicing compensation;

         (iii) all proceeds of the hazard, business interruption and general liability insurance policies to be maintained in respect of each mortgaged property securing a whole loan in the trust fund (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a servicer, subject to the terms and conditions of the related mortgage and mortgage note) and all insurance proceeds of rental interruption policies, if any, insuring against losses arising from the failure of lessees under a lease to make timely rental payments because of certain casualty events and all other liquidation proceeds received and retained in connection with the liquidation of defaulted mortgage loans in the trust fund, by foreclosure, condemnation or otherwise, together with the net proceeds on a monthly basis with respect to any mortgaged properties acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise;

         (iv) any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";

         (v) any amounts representing prepayment premiums;

         (vi) any amounts received from a special servicer;

but excluding any proceeds from REO Properties and penalties or modification fees which may be retained by the primary servicer. Proceeds shall be maintained in an account by the special servicer.

         Once a month the special servicer remits funds on deposit in the account each maintains together with any advances to the master servicer for deposit in an account maintained by the master servicer.

WITHDRAWALS

         A servicer may, from time to time, unless otherwise provided in the related agreement and described in the prospectus supplement, make withdrawals from an account for each trust fund for any of the following purposes:

         (i) to reimburse a servicer for unreimbursed amounts advanced as described under "Description of the Certificates--Advances in Respect of Delinquencies," such reimbursement to be made out of amounts received which were identified and applied by the servicer as late collections of interest on and principal of the particular whole loans with respect to which the advances were made;

         (ii) to reimburse a servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to whole loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent liquidation proceeds and insurance proceeds collected on the particular whole loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred;

         (iii) to reimburse a servicer for any advances described in clause (i) above and any servicing expenses described in clause (ii) above which, in the master servicer's good faith judgment, will not be recoverable from the amounts described in clauses (i) and (ii), respectively, such reimbursement to be made from amounts collected on other trust assets or, if and to the extent so provided by the related agreement and described in the prospectus supplement, just from that portion of amounts collected on other trust assets that is otherwise distributable on one or more classes of subordinate certificates, if any, remain outstanding, and otherwise any outstanding class of certificates, of the related series;

         (iv) if and to the extent described in the related prospectus supplement, to pay a servicer interest accrued on the advances described in clause (i) above and the servicing expenses described in clause (ii) above while these remain outstanding and unreimbursed;

         (v) unless otherwise provided in the related prospectus supplement, to pay a servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the account; and

         (vi) to make any other withdrawals permitted by the related agreement and described in the related prospectus supplement.

         If and to the extent specified in the prospectus supplement amounts may be withdrawn from any account to cover additional costs, expenses or liabilities associated with: the preparation of environmental site assessments with respect to, and for containment, clean-up or remediation of hazardous wastes and materials, the proper operation, management and maintenance of any mortgaged property acquired for the benefit of certificateholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property; if one or more elections have been made to treat the trust fund or designated portions thereof as a "real estate mortgage investment conduit", any federal, state or local taxes imposed on the trust fund or its assets or transactions, as and to the extent described under "Certain Federal Income Tax Consequences--REMICS--Prohibited Transactions Tax and Other Taxes"; retaining an independent appraiser or other expert in real estate matters to determine a fair sale price for a defaulted whole loan or a property acquired in respect thereof in connection with the liquidation of that whole loan or property; and obtaining various opinions of counsel pursuant to the related agreement for the benefit of certificateholders.

DISTRIBUTION ACCOUNT

         Unless otherwise specified in the related prospectus supplement, the trustee will, as to each trust fund, establish and maintain, or cause to be established and maintained, one or more distribution accounts. The trustee will also deposit or cause to be deposited in a distribution account the following amounts:

         (i) any amounts paid under any instrument or drawn from any fund that constitutes credit support for the related series of certificates as described under "Description of credit support";

         (ii) any amounts paid under any cash flow agreement, as described under "Description of the trust funds--Cash Flow Agreements";

         (iii) all proceeds of any trust asset or, with respect to a whole loan, property acquired in respect thereof purchased by the depositor, any asset sellers or any other specified person, and all proceeds of any mortgage asset purchased as described under "Description of the Certificates--Termination" (also, "Liquidation Proceeds");

         (iv) any other amounts required to be deposited in the distribution account as provided in the related agreement and described in the related prospectus supplement.

         The trustee may, from time to time, unless otherwise provided in the related agreements and described in the related prospectus supplement, make a withdrawal from a distribution account to make distributions to the certificateholders on each distribution date.

OTHER COLLECTION ACCOUNTS

         Notwithstanding the foregoing, if so specified in the prospectus supplement, the Agreement for any series of certificates may provide for the establishment and maintenance of a separate collection account into which the master servicer or any related primary servicer or special servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of certificates. Any amounts on deposit in any such collection account will be withdrawn therefrom and deposited into the appropriate Distribution account by a time specified in the related prospectus supplement. To the extent specified in the prospectus supplement, any amounts which could be withdrawn from the Distribution account as described under "--Withdrawals" above, may also be withdrawn from any such collection account. The prospectus supplement will set forth any restrictions with respect to any collection account, including investment restrictions and any restrictions with respect to financial institutions with which any such collection account may be maintained.

COLLECTION AND OTHER SERVICING PROCEDURES

PRIMARY SERVICER

         The master servicer or if so specified in the property supplement, a primary servicer is required to make reasonable efforts to collect all scheduled payments under the mortgage loans and will follow such collection procedures as it would follow with respect to mortgage loans that are comparable to the mortgage loans and held for its own account, provided such procedures are consistent with (i) the terms of the related agreement, (ii) applicable law and
(iii) the general servicing standard specified in the related prospectus supplement or, if no such standard is so specified, its normal servicing practices.

         The servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining (or causing the mortgagor or lessee on each mortgage or lease to maintain) hazard, business interruption and general liability insurance policies (and, if applicable, rental interruption policies) as described herein and in any related prospectus supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to the mortgage loan; processing assumptions or substitutions in accordance with the servicing standard; attempting to cure delinquencies; supervising foreclosures; inspecting mortgaged properties under certain circumstances; and maintaining accounting records relating to the mortgage loans.

MASTER SERVICER

         If so specified in the related prospectus supplement, the master servicer shall monitor the actions of the primary servicer and the special servicer to confirm compliance with the agreements.

         Unless otherwise specified in the related prospectus supplement, a master servicer, as servicer of the mortgage loans, on behalf of itself, the trustee and the certificateholders, will present claims to the obligor under each instrument of credit support, and will take all reasonable steps necessary to receive payment or to permit recovery thereunder with respect to defaulted mortgage loans. See "Description of Credit Support."

         If a master servicer or its designee recovers payments under any instrument of credit support with respect to any defaulted mortgage loan, the master servicer will be entitled to withdraw or cause to be withdrawn from the Distribution account out of such proceeds, prior to distribution to certificateholders, amounts representing its normal servicing compensation on the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan. See "Hazard Insurance Policies" and "Description of Credit Support."

SPECIAL SERVICER

         A mortgagor's failure to make required payments may reflect inadequate income or the diversion of that income from the service of payments due under the mortgage loan, and may call into question that mortgagor's ability to make timely payment of taxes and to pay for necessary maintenance of the related mortgaged property. Unless otherwise provided in the prospectus supplement, upon the occurrence of any of the following servicing transfer events with respect to a mortgage loan, servicing for such mortgage loan will be transferred from the primary servicer to the special servicer and the loan will thereafter be designated as a specially serviced mortgage loan:

         (a) the mortgage loan becomes a defaulted mortgage loan,

         (b) the occurrence of certain events indicating the possible insolvency of the mortgagor,

         (c) the receipt by the primary servicer of a notice of foreclosure of any other lien on the related mortgaged property,

         (d) the master servicer or the primary servicer determines that a payment default is imminent,

         (e) with respect to a balloon mortgage loan, no assurances have been given as to the ability of the mortgagor to make the final payment thereon, or

         (f) the occurrence of certain other events constituting defaults under the terms of the mortgage loan.

         The special servicer is required to monitor any mortgage loan which is in default, contact the mortgagor concerning the default, evaluate whether the causes of the default can be cured over a reasonable period without significant impairment of the value of the mortgaged property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the mortgaged property and take any other actions consistent with the servicing standard. A significant period of time may elapse before the special servicer is able to assess the success of such corrective action or the need for additional initiatives.

         The time within which the special servicer makes the initial determination of appropriate action, evaluates the success of corrective action, develops additional initiatives, institutes foreclosure proceedings and actually forecloses (or takes a deed to a mortgaged property in lieu of foreclosure) on behalf of the certificateholders, may vary considerably depending on the particular mortgage loan, the mortgaged property, the mortgagor, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the mortgaged property is located. Under federal bankruptcy law, the special servicer in certain cases may not be permitted to accelerate a mortgage loan or to foreclose on a mortgaged property for a considerable period of time. See "Certain Legal Aspects of the Mortgage Loans and the Leases."

         Any agreement relating to a trust fund that includes mortgage loans may grant to the master servicer and/or the holder or holders of certain classes of certificates a right of first refusal to purchase from the trust fund at a predetermined purchase price any such mortgage loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an offered certificate will be described in the prospectus supplement. The prospectus supplement will also describe any such right granted to any person if the predetermined purchase price is less than the purchase price described under "Representations and Warranties; Repurchases."

         The special servicer may agree to modify, waive or amend any term of any specially serviced mortgage loan in a manner consistent with the servicing standard so long as the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the mortgage loan or (ii) in its judgment, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due thereon. The special servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a mortgage loan if, unless otherwise provided in the related prospectus supplement, (i) in its judgment, a material default on the mortgage loan has occurred or a payment default is imminent and (ii) in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the mortgage loan on a present value basis than would liquidation. The special servicer is required to notify the trustee in the event of any modification, waiver or amendment of any mortgage loan.

         The special servicer, on behalf of the trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a mortgaged property securing a mortgage loan by operation of law or otherwise, if such action is consistent with the servicing standard and a default on the mortgage loan has occurred or, in the special servicer's judgment, is imminent. Unless otherwise specified in the related prospectus supplement, the special servicer may not acquire title to any related mortgaged property or take any other action that would cause the trustee, for the benefit of certificateholders, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of the mortgaged property within the meaning of certain federal environmental laws, unless the special servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the trust fund), that:

         (i) the mortgaged property is in compliance with applicable environmental laws; or if not, that taking such actions as are necessary to bring the mortgaged property in compliance therewith is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions; and

         (ii) and there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous substances, hazardous materials, wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation or that, if any such materials are present, taking such action with respect to the affected mortgaged property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions.

         Unless otherwise provided in the related prospectus supplement, if title to any mortgaged property is acquired by a trust fund as to which a REMIC election has been made, the special servicer, on behalf of the trust fund, will be required to sell the mortgaged property not later than the end of the third calendar year following the year of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the trustee receives an opinion of independent counsel to the effect that the holding of the property by the trust fund subsequent to the end of the third year following the year in which such acquisition occurred will not result in the imposition of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding. Subject to the foregoing, the special servicer will be required to (i) solicit bids or offers for any mortgaged property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and (ii) accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid or offer received from any person that constitutes a fair price.

         If the trust fund acquires title to any mortgaged property, the special servicer, on behalf of the trust fund, may retain an independent contractor to manage and operate the property. The retention of an independent contractor, however, will not relieve the special servicer of any of its obligations with respect to the management and operation of the mortgaged property. Unless otherwise specified in the related prospectus supplement, any property acquired by the trust fund will be managed in a manner consistent with the management and operation of similar property by a prudent lending institution.

         The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related trust fund) on the operations and ownership of any mortgaged property acquired on behalf of the trust fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Foreclosure."

         If recovery on a defaulted mortgage loan under any related instrument of credit support is not available, the special servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted mortgage loan. If the proceeds of any liquidation of the property securing the defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan plus interest accrued thereon at the mortgage interest rate plus the aggregate amount of expenses incurred by the special servicer in connection with such proceedings and which are reimbursable under the agreement, the trust fund will realize a loss in the amount of that difference. The servicers will be entitled to withdraw or cause to be withdrawn from a related account out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the distribution of the liquidation proceeds to certificateholders, amounts representing its normal servicing compensation on the mortgage loan, unreimbursed servicing expenses incurred with respect to the mortgage loan and any unreimbursed advances of delinquent payments made with respect to the mortgage loan with interest thereon.

HAZARD INSURANCE POLICIES

         Unless otherwise specified in the related prospectus supplement, each agreement for a trust fund that includes whole loans will require the primary servicer to cause the mortgagor on each whole loan to maintain a hazard insurance policy providing for the coverage required under the related mortgage. Unless otherwise specified in the prospectus supplement, the coverage will be in general in an amount equal to the amount necessary to fully compensate for any damage or loss to the improvements on the mortgaged property on a replacement cost basis, but not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the primary servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the primary servicer under any such policy (except for amounts to be applied to the restoration or repair of the mortgaged property or released to the mortgagor in accordance with the primary servicer's normal servicing procedures, subject to the terms and conditions of the related mortgage and Mortgage Note) will be deposited in a related account.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the whole loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

         The hazard insurance policies covering the mortgaged properties securing the whole loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the co-insurance clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

         The Agreements for a trust fund that includes whole loans will require the primary servicer to cause the mortgagor on each whole loan, or, in certain cases, the related lessee, to maintain all other insurance coverage with respect to the related mortgaged property as is consistent with the terms of the mortgage, which insurance may typically include flood insurance (if the mortgaged property was located at the time of origination in a federally designated flood area).

         In addition, to the extent required by the related mortgage, the primary servicer may require the mortgagor or lessee to maintain other forms of insurance including, but not limited to, loss of rent endorsements, business interruption insurance and comprehensive public liability insurance. Any cost incurred by the master servicer in maintaining any such insurance policy will be added to the amount owing under the mortgage loan where the terms of the mortgage loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to certificateholders. Such costs may be recovered by a servicer from a related account, with interest thereon, as provided by the agreements.

RENTAL INTERRUPTION INSURANCE POLICY

         If so specified in the related prospectus supplement, the primary servicer or the mortgagors will maintain rental interruption insurance policies in full force and effect with respect to some or all of the leases. Although the terms of such policies vary to some degree, a rental interruption insurance policy typically provides that, to the extent that a lessee fails to make timely rental payments under the lease due to a casualty event, such losses will be reimbursed to the insured. If so specified in the related prospectus supplement, the primary servicer will be required to pay from its servicing compensation the premiums on the rental interruption policy on a timely basis. If so specified in the prospectus supplement, if the rental interruption policy is canceled or terminated for any reason (other than the exhaustion of total policy coverage), the primary servicer will exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to the rental interruption policy with a total coverage that is equal to the then existing coverage of the terminated rental interruption policy; provided that if the cost of any such replacement policy is greater than the cost of the terminated rental interruption policy, the amount of coverage under the replacement policy will, unless otherwise specified in the prospectus supplement, be reduced to a level such that the applicable premium does not exceed, by a percentage that may be set forth in the prospectus supplement, the cost of the rental interruption policy that was replaced. Any amounts collected by the primary servicer under the rental interruption policy in the nature of insurance proceeds will be deposited in a related account.

FIDELITY BONDS AND ERRORS AND OMISSIONS INSURANCE

         Unless otherwise specified in the related prospectus supplement, the Agreements will require that the servicers obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers and employees of the servicer. The related agreements will allow a servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the master servicer or the special servicer so long as certain criteria set forth in the agreements are met.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

         Certain of the whole loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related mortgaged property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the whole loan upon any sale or other transfer of the mortgaged property. Certain of the whole loans may contain clauses requiring the consent of the mortgagee to the creation of any other lien or encumbrance on the mortgaged property or due-on-encumbrance clauses entitling the mortgagee to accelerate payment of the whole loan upon the creation of any other lien or encumbrance upon the mortgaged property. Unless otherwise provided in the related prospectus supplement, the primary servicer, on behalf of the trust fund, will exercise any right the trustee may have as mortgagee to accelerate payment of any whole loan or to withhold its consent to any transfer or further encumbrance. Unless otherwise specified in the related prospectus supplement, any fee collected by or on behalf of the primary servicer for entering into an assumption agreement will be retained by or on behalf of the primary servicer as additional servicing compensation. See "Certain Legal Aspects of the Mortgage Loans and the Leases--Due-on-Sale and Due-on-Encumbrance."

RETAINED INTEREST; SERVICING COMPENSATION AND PAYMENT OF EXPENSES

         The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the mortgage assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. The Retained Interest will be deducted from mortgagor payments as received and will not be part of the related trust fund.

         Unless otherwise specified in the related prospectus supplement, each servicer's primary servicing compensation with respect to a series of certificates will come from the periodic payment to it of a portion of the interest payment on each mortgage asset. Since any Retained Interest and a servicer's primary compensation are percentages of the principal balance of each mortgage asset, such amounts will decrease in accordance with the amortization of the mortgage assets. The prospectus supplement with respect to a series of certificates evidencing interests in a trust fund that includes whole loans may provide that, as additional compensation, a servicer may retain all or a portion of assumption fees, modification fees, late payment charges or prepayment premiums collected from mortgagors and any interest or other income which may be earned on funds held in a related account.

         The master servicer may, to the extent provided in the related prospectus supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the mortgage assets, including, without limitation, payment of the fees and disbursements of the trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the prospectus supplement. Certain other expenses, including expenses relating to defaults and liquidations on the whole loans and, to the extent so provided in the related prospectus supplement, interest thereon at the rate specified therein, and the fees of any special servicer, may be borne by the trust fund.

EVIDENCE AS TO COMPLIANCE

         Each pooling and servicing agreement will provide that on or before a specified date in each year, beginning on a date specified therein, a firm of independent public accountants will furnish a statement to the trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the servicing by or on behalf of each servicer was conducted in compliance with the terms of such agreements except for any exceptions the Uniform Single Attestation Program for Mortgage Bankers requires it to report.

         Each pooling and servicing agreement will also provide for delivery to the trustee, on or before a specified date in each year, of an annual statement signed by an officer of each servicer to the effect that the servicer has fulfilled its obligations in all material respects under the agreement throughout the preceding calendar year or other specified twelve-month period.

         Unless otherwise provided in the related prospectus supplement, copies of such annual accountants' statement and statements of officers will be obtainable by certificateholders and beneficial owners without charge upon written request to the master servicer at the address set forth in the prospectus supplement; provided that such beneficial owner shall have certified to the master servicer that he or she is the beneficial owner of a certificate.

CERTAIN MATTERS REGARDING EACH SERVICER AND THE DEPOSITOR

         The master servicer and the special servicer, or a servicer for substantially all the whole loans under each agreement will be named in the related prospectus supplement. Each entity serving as servicer (or as such servicer) may be an affiliate of the depositor and may have other normal business relationships with the depositor or the depositor's affiliates. Reference herein to a servicer shall be deemed to be to the servicer of substantially all of the whole loans, if applicable.

         Unless otherwise specified in the prospectus supplement, the related agreement will provide that any servicer may resign from its obligations and duties thereunder only with the consent of the trustee, which may not be unreasonably withheld or upon a determination that its duties under the agreement are no longer permissible under applicable law. No such resignation will become effective until a successor servicer has assumed that servicer's obligations and duties under the related pooling and servicing agreement. Unless otherwise specified in the prospectus supplement, the master servicer shall assume the obligations of any other servicer which resigns.

         Unless otherwise specified in the related prospectus supplement, each pooling and servicing agreement will further provide that none of the servicers, or any officer, employee, or agent thereof will be under any liability to the related trust fund or certificateholders for any action taken, or for refraining from the taking of any action in accordance with the servicing standards set forth in the pooling and servicing agreement, in good faith pursuant to the related pooling and servicing agreement; provided, however, that no servicer nor any of its officers, employees or agents will be protected against any breach of a representation or warranty made in the agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. Unless otherwise specified in the prospectus supplement, the depositor shall be liable only to the extent of its obligations specifically imposed upon and undertaken by the depositor. Unless otherwise specified in the prospectus supplement, each pooling and servicing agreement will further provide that each servicer will be entitled to indemnification by the related trust fund against any loss, liability or expense incurred in connection with any legal action relating to the pooling and servicing agreement or the mortgage loans; provided, however, that such indemnification will not extend to any loss, liability or expense incurred by reason of misfeasance, bad faith or negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties. In addition, each pooling and servicing agreement will provide that no servicer will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the pooling and servicing agreement and which in its opinion may involve it in any expense or liability. Any servicer may, however, with the consent of the trustee undertake any such action which it may deem necessary or desirable with respect to the agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the certificateholders, and the servicer will be entitled to be reimbursed therefor.

         Any person into which a servicer or the depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which a servicer or the depositor is a party, or any person succeeding to the business of a servicer or the depositor will be the successor of such servicer or the depositor, as applicable, under the related agreements.

EVENTS OF DEFAULT

         Unless otherwise provided in the prospectus supplement for a trust fund that includes whole loans, events of default with respect to a servicer under the related agreements will include (i) any failure by the servicer to distribute to the trustee, another servicer or the certificateholders, any required payment within one business day of the date due; (ii) any failure by the servicer to timely deliver a report that continues unremedied for two days after receipt of notice of such failure has been given to the servicer by the trustee or another servicer; (iii) any failure by the servicer duly to observe or perform in any material respect any of its other covenants or obligations under the agreement which continues unremedied for thirty days after written notice of such failure has been given to the servicer; (iv) any breach of a representation or warranty made by the servicer under the agreement which materially and adversely affects the interests of certificateholders and which continues unremedied for thirty days after written notice of such breach has been given to the servicer; (v) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the servicer indicating its insolvency or inability to pay its obligations; and (vi) any failure by the servicer to maintain a required license to do business or service the mortgage loans pursuant to the related agreements which remains uncured as specified in the agreement. Material variations to the foregoing events of default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related prospectus supplement. Unless otherwise specified in the prospectus supplement, the trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an event of default and five days after certain officers of the trustee become aware of the occurrence of such an event, transmit by mail to the depositor and all certificateholders of the applicable series notice of such occurrence, unless the default is cured or waived.

RIGHTS UPON EVENT OF DEFAULT

         So long as an event of default under an agreement remains unremedied, the depositor or the trustee may, and at the direction of holders of certificates evidencing not less than 25% of the voting rights, the trustee shall, terminate all of the rights and obligations of the related servicer under the agreement and in and to the mortgage loans (other than as a certificateholder or as the owner of any Retained Interest), whereupon the master servicer (or if such servicer is the master servicer, the trustee) will succeed to all of the responsibilities, duties and liabilities of the servicer under the agreements (except that if the trustee is prohibited by law from obligating itself to make advances regarding delinquent mortgage loans, or if the related prospectus supplement so specifies, then the trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related prospectus supplement, in the event that the trustee is unwilling or unable so to act, it may or, at the written request of the holders of certificates entitled to at least 25% of the voting rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the rating agency with a net worth at the time of such appointment of at least $15,000,000 to act as successor to the master servicer under the agreement. Pending such appointment, the trustee is obligated to act in such capacity. The trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the master servicer under the agreement.

         Unless otherwise described in the related prospectus supplement, the holders of certificates representing at least 66 2/3% of the voting rights allocated to the respective classes of certificates affected by any event of default will be entitled to waive such event of default; provided, however, that an event of default involving a failure to distribute a required payment to certificateholders described in clause (i) under "Events of Default" may be waived only by all of the certificateholders. Upon any such waiver of an event of default, such event of default shall cease to exist and shall be deemed to have been remedied for every purpose under the agreement.

         No certificateholder will have the right under any agreement to institute any proceeding with respect thereto unless such holder previously has given to the trustee written notice of default and unless the holders of certificates evidencing not less than 25% of the voting rights have made written request upon the trustee to institute such proceeding in its own name as trustee and have offered to the trustee reasonable indemnity, and the trustee for sixty days has neglected or refused to institute any such proceeding. The trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of certificates covered by the agreement, unless those certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

         As described under "Description of the Certificates--Book-Entry Registration and Physical certificates," unless and until Physical certificates are issued, beneficial owners may only exercise their rights as owners of certificates indirectly through DTC, or their respective participants and indirect participants.

AMENDMENT

         Each agreement may be amended by the parties thereto, without the consent of any of the holders of certificates covered by the agreement, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein, (iii) to make any other provisions with respect to matters or questions arising under the agreement which are not inconsistent with the provisions thereof, or (iv) to comply with any requirements imposed by the Code; provided that such amendment (other than an amendment for the purpose specified in clause (iv) above) will not (as evidenced by an opinion of counsel to such effect) adversely affect in any material respect the interests of any holder of certificates covered by the agreement. Unless otherwise specified in the related prospectus supplement, each agreement may also be amended by the Depositor, the master servicer, if any, and the trustee, with the consent of the holders of certificates affected thereby evidencing not less than 51% of the voting rights, for any purpose; provided, however, that unless otherwise specified in the related prospectus supplement, no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on mortgage loans which are required to be distributed on any certificate without the consent of the holder of such certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in (i), without the consent of the holders of all certificates of such class or (iii) modify the provisions of an agreement described in this paragraph without the consent of the holders of all certificates covered by such agreement then outstanding. However, with respect to any series of certificates as to which a REMIC election is to be made, the trustee will not consent to any amendment of the agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related trust fund or cause the related trust fund to fail to qualify as a REMIC at any time that the certificates are outstanding.

THE TRUSTEE

         The trustee under each agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company serving as trustee may have a banking relationship with the Depositor and its affiliates and with any master servicer and its affiliates.

DUTIES OF THE TRUSTEE

         The trustee will make no representations as to the validity or sufficiency of any agreement, the certificates or any trust asset or related document and is not accountable for the use or application by or on behalf of any servicer of any funds paid to such servicer or its designee in respect of the certificates or the trust assets, or deposited into or withdrawn from any account or any other account by or on behalf of any servicer. If no event of default has occurred and is continuing, the trustee is required to perform only those duties specifically required under the related agreements. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine such documents and to determine whether they conform to the requirements of the agreements.

CERTAIN MATTERS REGARDING THE TRUSTEE

         Unless otherwise specified in the prospectus supplement, the trustee and any director, officer, employee or agent of the trustee shall be entitled to indemnification out of the distribution account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the trustee's (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the certificateholders during the continuance of an event of default, (ii) defending or prosecuting any legal action in respect of the related agreement or series of certificates, (iii) being the mortgagee of record with respect to the mortgage loans in a trust fund and the owner of record with respect to any mortgaged property acquired in respect thereof for the benefit of certificateholders, or
(iv) acting or refraining from acting in good faith at the direction of the holders of the related series of certificates entitled to not less than 25% (or such higher percentage as is specified in the related agreement with respect to any particular matter) of the voting rights for such series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the trustee pursuant to the related agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of its obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made therein.

RESIGNATION AND REMOVAL OF THE TRUSTEE

         The trustee may at any time resign from its obligations and duties under an agreement by giving written notice thereof to the depositor, the master servicer, if any, and all certificateholders. Upon receiving such notice of resignation, the depositor is required promptly to appoint a successor trustee acceptable to the master servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the trustee shall cease to be eligible to continue as such under the related agreements, or if at any time the trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the trustee or of its property shall be appointed, or any public officer shall take charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the depositor may remove the trustee and appoint a successor trustee acceptable to the master servicer, if any. Holders of the certificates of any series entitled to at least 51% of the voting rights for the series may at any time remove the trustee without cause and appoint a successor trustee.

         Any resignation or removal of the trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

                          DESCRIPTION OF CREDIT SUPPORT


GENERAL

         For any series of certificates, credit support may be provided with respect to one or more classes thereof or the related mortgage assets. Credit support may be in the form of the subordination of one or more classes of certificates, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of credit support described in the related prospectus supplement, or any combination of the foregoing. If so provided in the prospectus supplement, any form of credit support may be structured so as to be drawn upon by more than one series to the extent described therein.

         Unless otherwise provided in the prospectus supplement for a series of certificates, the credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire certificate balance of the certificates and interest thereon. If losses or shortfalls occur that exceed the amount covered by credit support or that are not covered by credit support, certificateholders will bear their allocable share of deficiencies. Moreover, if more than one trust is covered by the same credit support holders of certificates evidencing interests in the trusts will be subject to the risk that that credit support will be exhausted by the claims of other trusts prior to receiving any of its intended share of coverage.

         If credit support is provided with respect to one or more classes of certificates of a series, or the related mortgage assets, the related prospectus supplement will include a description of (a) the nature and amount of coverage under such credit support, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions (if any) under which the amount of coverage under the credit support may be reduced and under which such credit support may be terminated or replaced and (d) the material provisions relating to such credit support. Additionally, the prospectus supplement will set forth certain information with respect to the obligor under any instrument of credit support, including (i) a brief description of its principal business activities,
(ii) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (iii) if applicable, the identity of regulatory agencies that exercise primary jurisdiction over the conduct of its business and (iv) its total assets, and its stockholders' or policyholders' surplus, if applicable, as of the date specified in the prospectus supplement. See "Risk Factors--Credit support may not cover losses or risks which could adversely affect payment on your certificates."

SUBORDINATE CERTIFICATES

         If so specified in the related prospectus supplement, one or more classes of certificates of a series may be Subordinate Certificates. To the extent specified in the prospectus supplement, the rights of the holders of Subordinate Certificates to receive distributions of principal and interest from the Distribution account on any distribution date will be subordinated to such rights of the holders of Senior Certificates. If so provided in the related prospectus supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related prospectus supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Certificates in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

CROSS-SUPPORT PROVISIONS

         If the mortgage assets for a series are divided into separate groups, each supporting a separate class or classes of certificates of a series, credit support may be provided by cross-support provisions requiring that distributions be made on senior certificates evidencing interests in one group of mortgage assets prior to distributions on subordinate certificates evidencing interests in a different group of mortgage assets within the trust fund. The prospectus supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO THE MORTGAGE LOANS

         If so provided in the prospectus supplement for a series of certificates, the mortgage loans in the related trust fund will be covered for various default risks by insurance policies or guarantees.

LETTER OF CREDIT

         If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in the prospectus supplement. Under a letter of credit, the letter of credit issuer will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related prospectus supplement of the aggregate principal balance of the mortgage assets on the related cut-off date or of the initial aggregate certificate balance of one or more classes of certificates. If so specified in the related prospectus supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for each series of certificates will expire at the earlier of the date specified in the prospectus supplement or the termination of the trust fund. A copy of any such letter of credit for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days of issuance of the certificates of the related series.

INSURANCE POLICIES AND SURETY BONDS

         If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of certificates of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related prospectus supplement. A copy of any such instrument for a series will be filed with the Commission as an exhibit to a Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the certificates of the related series.

RESERVE FUNDS

         If so provided in the prospectus supplement for a series of certificates, deficiencies in amounts otherwise payable on the certificates or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, permitted investments, a demand note or a combination thereof will be deposited, in the amounts so specified in the prospectus supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related trust assets as specified in the prospectus supplement.

         Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the certificates. If so specified in the prospectus supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each distribution date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement and will not be available for further application to the certificates.

         Moneys deposited in any reserve funds will be invested in permitted investments, except as otherwise specified in the related prospectus supplement. Unless otherwise specified in the prospectus supplement, any reinvestment income or other gain from such investments will be credited to the reserve fund for the series, and any loss resulting from such investments will be charged to the reserve fund. However, such income may be payable to any master servicer or another service provider as additional compensation. The reserve fund, if any, for a series will not be a part of the trust fund unless otherwise specified in the prospectus supplement.

         Additional information concerning any reserve fund will be set forth in the related prospectus supplement, including the initial balance of such reserve fund, the balance required to be maintained in the reserve fund, the manner in which such required balance will decrease over time, the manner of funding the reserve fund, the purposes for which funds in the reserve fund may be applied to make distributions to certificateholders and use of investment earnings from the reserve fund, if any.

CREDIT SUPPORT WITH RESPECT TO CMBS

         If so provided in the prospectus supplement for a series of certificates, the CMBS in the related trust fund and/or the mortgage loans underlying such CMBS may be covered by one or more of the types of credit support described herein. The related prospectus supplement will specify as to each such form of credit support the information indicated above, to the extent such information is material and available.

           CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS AND THE LEASES

         The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties that are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the mortgage loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the mortgage loans. See "Description of the Trust Funds--Assets."

GENERAL

         All of the mortgage loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the mortgaged property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

         A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, "mortgagor" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the mortgagor. At origination of a mortgage loan involving a land trust, the mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

INTEREST IN REAL PROPERTY

         The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. The asset sellers will make certain representations and warranties in the Agreement with respect to the mortgage loans which are secured by an interest in a leasehold estate. Such representation and warranties will be set forth in the prospectus supplement if applicable.

LEASES AND RENTS

         Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the mortgagor assigns its right, title and interest as landlord under each lease and the income derived therefrom to the lender, while the mortgagor retains a revocable license to collect the rents for so long as there is no default. Under such assignments, the mortgagor typically assigns its right, title and interest as lessor under each lease and the income derived therefrom to the mortgagee, while retaining a license to collect the rents for so long as there is no default under the mortgage loan documentation. The manner of perfecting the mortgagee's interest in rents may depend on whether the mortgagor's assignment was absolute or one granted as security for the loan. Failure to properly perfect the mortgagee's interest in rents may result in the loss of substantial pool of funds, which could otherwise serve as a source of repayment for such loan. If the mortgagor defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents. In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code; generally these rates are either assigned by the mortgagor, which remains entitled to collect such rates absent a default, or pledged by the mortgagor, as security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the Uniform Commercial Code, the lender will generally be required to commence a foreclosure or otherwise take possession of the property in order to collect the room rates after a default.

         Even after a foreclosure, the potential rent payments from the property may be less than the periodic payments that had been due under the mortgage. For instance, the net income that would otherwise be generated from the property may be less than the amount that would have been needed to service the mortgage debt if the leases on the property are at below-market rents, or as the result of excessive maintenance, repair or other obligations which a lender succeeds to as landlord.

         Lenders that actually take possession of the property, however, may incur potentially substantial risks attendant to being a mortgagee in possession. Such risks include liability for environmental clean-up costs and other risks inherent in property ownership. See "Environmental Legislation" below.

PERSONALTY

         Certain types of mortgaged properties, such as hotels, motels and industrial plants, are likely to derive a significant part of their value from personal property which does not constitute fixtures under applicable state real property law and, hence, would not be subject to the lien of a mortgage. Such property is generally pledged or assigned as security to the lender under the Uniform Commercial Code. In order to perfect its security interest therein, the lender generally must file Uniform Commercial Code financing statements and, to maintain perfection of such security interest, file continuation statements generally every five years.

COOPERATIVE LOANS

         If specified in the prospectus supplement relating to a series of offered certificates, the mortgage loans may also consist of cooperative apartment loans secured by security interests in shares issued by a Cooperative and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

         Each Cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as property mortgagor, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's apartment building or obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by whomever financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of the mortgage loans, the collateral securing the cooperative loans.

         The Cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related Cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "Foreclosure--Cooperative Loans" below.

FORECLOSURE

GENERAL

         Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

         Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

JUDICIAL FORECLOSURE

         A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS

         United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the mortgagor failed to maintain the mortgaged property adequately or the mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the mortgagor.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes require several years to complete. Moreover, as discussed below, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and such sale occurred while the Mortgagor was insolvent (or the Mortgagor was rendered insolvent as a result of such sale) and within one year (or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law) of the filing of bankruptcy.

NON-JUDICIAL FORECLOSURE/POWER OF SALE

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

PUBLIC SALE

         A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will have the obligation to pay debt service on any senior mortgages, to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. Frequently, the lender employs a third party management company to manage and operate the property. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The costs of management and operation of those mortgaged properties which are hotels, motels, restaurants, nursing or convalescent homes or hospitals may be particularly significant because of the expertise, knowledge and, with respect to nursing or convalescent homes or hospitals, regulatory compliance, required to run such operations and the effect which foreclosure and a change in ownership may have on the public's and the industry's (including franchisors') perception of the quality of such operations. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Furthermore, a few states require that any environmental contamination at certain types of properties be cleaned up before a property may be resold. In addition, a lender may be responsible under federal or state law for the cost of cleaning up a mortgaged property that is environmentally contaminated. See "Environmental Legislation." Generally state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

         A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those mortgage loans which are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

         The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the mortgagor is in default. Any additional proceeds are generally payable to the mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding. IN some cases payment to the holders of junior mortgages may require the institution of separate legal proceedings by such holders.

         In connection with a series of certificates for which an election is made to qualify the trust fund, or a portion thereof, as a REMIC, the REMIC Provisions and the Agreement may require the master servicer to hire an independent contractor to operate any foreclosed property.

RIGHTS OF REDEMPTION

         The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercising their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of redemption is a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the mortgagor and must be exercised prior to foreclosure sale. Equity of redemption is different from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. As a result, the lender is forced to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Under the REMIC provisions currently in effect, property acquired by foreclosure generally must not be held for more than three calendar years following the year of acquisition. Unless otherwise provided in the related prospectus supplement, with respect to a series of certificates for which an election is made to qualify the trust fund or a part thereof as a REMIC, the pooling and servicing agreement will permit foreclosed property to be held for more than two years if the Internal Revenue Service grants an extension of time within which to sell such property or independent counsel renders an opinion to the effect that holding such property for such additional period is permissible under the REMIC provisions.

ANTI-DEFICIENCY LEGISLATION

         Some or all of the mortgage loans may be nonrecourse loans, as to which recourse may be had only against the specific property securing the related mortgage loan. A personal money judgment may not be obtained against the mortgagor. Even if a mortgage loan by its terms provides for recourse to the mortgagor, some states impose prohibitions or limitations on such recourse. For example, statutes in some states limit the right of the lender to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

         Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. Other states give the lender the option of bringing a personal action against the mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former mortgagor as a result of low or no bids at the judicial sale.

LEASEHOLD RISKS

         Mortgage loans may be secured by a mortgage on a ground lease. Leasehold mortgages are subject to certain risks not associated with mortgage loans secured by the fee estate of the mortgagor. The most significant of these risks is that the ground lease creating the leasehold estate could terminate, leaving the leasehold mortgagee without its security. The ground lease may terminate if, among other reasons, the ground lessee breaches or defaults in its obligations under the ground lease or there is a bankruptcy of the ground lessee or the ground lessor. This risk may be minimized if the ground lease contains certain provisions protective of the mortgagee such as:

         o the right of the leasehold mortgagee to receive notices from the ground lessor of any defaults by the mortgagor;

         o the right to cure such defaults, with adequate cure periods; if a default is not susceptible of cure by the leasehold mortgagee;

         o the right to acquire the leasehold estate through foreclosure or otherwise; the ability of the ground lease to be assigned to and by the leasehold mortgagee or purchaser at a foreclosure sale and for the concomitant release of the ground lessee's liabilities thereunder; and

         o the right of the leasehold mortgagee to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease in the event of a termination thereof.

         In addition to the foregoing protections, a leasehold mortgagee may require that the ground lease or leasehold mortgage prohibit the ground lessee from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor-ground lessor. As further protection, a leasehold mortgage may provide for the assignment of the debtor-ground lessee's right to reject a lease pursuant to Section 365 of the Bankruptcy Reform Act of 1978, as amended (Title 11 of the United States Code). The enforceability of such clause has not been established.

         Without the protections described above, a leasehold mortgagee may lose the collateral securing its leasehold mortgage. The ground leases and the mortgage that secures the mortgage loan may not contain some of these provisions. In addition, terms and conditions of a leasehold mortgage are subject to the terms and conditions of the ground lease. Although certain rights given to a ground lessee can be limited by the terms of a leasehold mortgage, the rights of a ground lessee or a leasehold mortgagee with respect to, among other things, insurance, casualty and condemnation will be governed by the provisions of the ground lease.

COOPERATIVE LOANS

         The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and By-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment. This is subject to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

         Recognition agreements also provide that in the event of a foreclosure on a Cooperative loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the Uniform Commercial Code and the security agreement relating to those shares. Article 9 of the Uniform Commercial Code requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the Uniform Commercial Code provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

         In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building was so converted.

BANKRUPTCY LAWS

         The Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) are automatically stayed upon the filing of the bankruptcy petition, and, usually, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by such automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out such junior lien.

         Under the Bankruptcy Code, provided certain substantive and procedural safeguards for the lender are met, the amount and terms of a mortgage secured by property of the debtor may be modified under certain circumstances. In many jurisdictions, the outstanding amount of the loan secured by the real property may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan or lien avoidance proceeding. This leaves the lender unsecured for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment in the form of a reduction in the rate of interest and/or the alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or an extension (or reduction) of the final maturity date. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years. Also, under federal bankruptcy law, a bankruptcy court may permit a debtor through its rehabilitative plan to de-accelerate a secured loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the property had yet occurred) prior to the filing of the debtor's petition. This may be done even if the full amount due under the original loan is never repaid.

         Federal bankruptcy law provides generally that rights and obligation under an unexpired lease of the debtor/lessee may not be terminated or modified at any time after the commencement of a case under the Bankruptcy Code solely on the basis of a provision in the lease to such effect or because of certain other similar events. This prohibition could limit the ability of the trustee for a series of certificates to exercise certain contractual remedies with respect to the leases. In addition, Section 362 of the Bankruptcy Code operates as an automatic stay of, among other things, any act to obtain possession of property from a debtor's estate. This may delay a trustee's exercise of such remedies for a related series of certificates in the event that a related lessee or a related mortgagor becomes the subject of a proceeding under the Bankruptcy Code. For example, a mortgagee would be stayed from enforcing a lease assignment by a mortgagor related to a mortgaged property if the related mortgagor was in a bankruptcy proceeding. The legal proceedings necessary to resolve the issues could be time-consuming and might result in significant delays in the receipt of the assigned rents. Similarly, the filing of a petition in bankruptcy by or on behalf of a lessee of a mortgaged property would result in a stay against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. Rents and other proceeds of a mortgage loan may also escape an assignment thereof if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding. See "--Leases and Rents" above.

         In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee in bankruptcy on behalf of the lessee, or the lessee as debtor-in-possession, or the assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, such rejection generally constitutes a breach of the executory contract or unexpired lease immediately before the date of filing the petition. As a consequence, the other party or parties to such lease, such as the mortgagor, as lessor under a lease, would have only an unsecured claim against the debtor for damages resulting from such breach, which could adversely affect the security for the related mortgage loan. In addition, pursuant to Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection in respect of future rent installments are limited to the rent reserved by the lease, without acceleration, for the greater of one year or 15% of the remaining term of the lease, but not more than three years.

         If a trustee in bankruptcy on behalf of a lessor, or a lessor as debtor-in-possession, rejects an unexpired lease of real property, the lessee may treat such lease as terminated by such rejection or, in the alternative, the lessee may remain in possession of the leasehold for the balance of such term and for any renewal or extension of such term that is enforceable by the lessee under applicable nonbankruptcy law. The Bankruptcy Code provides that if a lessee elects to remain in possession after such a rejection of a lease, the lessee may offset any damages occurring after such date caused by the nonperformance of any obligation of the lessor under the lease after such date against rents reserved under the lease. To the extent provided in the related prospectus supplement, the lessee will agree under certain leases to pay all amounts owing thereunder the master servicer without offset. To the extent that such a contractual obligation remains enforceable against the lessee, the lessee would not be able to avail itself of the rights of offset generally afforded to lessees of real property under the Bankruptcy Code.

         In a bankruptcy or similar proceeding of a mortgagor, action may be taken seeking the recovery, as a preferential transfer or on other grounds, of any payments made by the mortgagor, or made directly by the related lessee, under the related mortgage loan to the trust fund. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

         A trustee in bankruptcy, in some cases, may be entitled to collect its costs and expenses in preserving or selling the mortgaged property ahead of payment to the lender. In certain circumstances, a debtor in bankruptcy may have the power to grant liens senior to the lien of a mortgage, and analogous state statutes and general principles of equity may also provide a mortgagor with means to halt a foreclosure proceeding or sale and to force a restructuring of a mortgage loan on terms a lender would not otherwise accept. Moreover, the laws of certain states also give priority to certain tax liens over the lien of a mortgage or deed of trust. Under the Bankruptcy Code, if the court finds that actions of the mortgagee have been unreasonable, the lien of the related mortgage may be subordinated to the claims of unsecured creditors.

         To the extent described in the related prospectus supplement, certain of the mortgagors may be partnerships. The laws governing limited partnerships in certain states provide that the commencement of a case under the Bankruptcy Code with respect to a general partner will cause a person to cease to be a general partner of the limited partnership, unless otherwise provided in writing in the limited partnership agreement. This provision may be construed as an "ipso facto" clause and, in the event of the general partner's bankruptcy, may not be enforceable. To the extent described in the related prospectus supplement, certain limited partnership agreements of the mortgagors may provide that the commencement of a case under the Bankruptcy Code with respect to the related general partner constitutes an event of withdrawal (assuming the enforceability of the clause is not challenged in bankruptcy proceedings or, if challenged, is upheld) that might trigger the dissolution of the limited partnership, the winding up of its affairs and the distribution of its assets, unless (i) at the time there was at least one other general partner and the written provisions of the limited partnership permit the business of the limited partnership to be carried on by the remaining general partner and that general partner does so or (ii) the written provisions of the limited partnership agreement permit the limited partner to agree within a specified time frame (often 60 days) after such withdrawal to continue the business of the limited partnership and to the appointment of one or more general partners and the limited partners do so. In addition, the laws governing general partnerships in certain states provide that the commencement of a case under the Bankruptcy Code or state bankruptcy laws with respect to a general partner of such partnerships triggers the dissolution of such partnership, the winding up of its affairs and the distribution of its assets. Such state laws, however, may not be enforceable or effective in a bankruptcy case. The dissolution of a mortgagor, the winding up of its affairs and the distribution of its assets could result in an acceleration of its payment obligation under a related mortgage loan, which may reduce the yield on the related series of certificates in the same manner as a principal prepayment.

         In addition, the bankruptcy of the general partner of a mortgagor that is a partnership may provide the opportunity for a trustee in bankruptcy for such general partner, such general partner as a debtor-in-possession, or a creditor of such general partner to obtain an order from a court consolidating the assets and liabilities of the general partner with those of the mortgagor pursuant to the doctrines of substantive consolidation or piercing the corporate veil. In such a case, the mortgaged property could become property of the estate of such bankrupt general partner. Not only would the mortgaged property be available to satisfy the claims of creditors of such general partner, but an automatic stay would apply to any attempt by the trustee to exercise remedies with respect to such mortgaged property. However, such an occurrence should not affect the trustee's status as a secured creditor with respect to the mortgagor or its security interest in the mortgaged property.

ENVIRONMENTAL LEGISLATION

         Real property pledged as security to a lender may be subject to unforeseen environmental liabilities. Of particular concern may be those mortgaged properties which are, or have been, the site of manufacturing, industrial or disposal activity. Such environmental liabilities may give rise to
(i) a diminution in value of property securing any mortgage loan, (ii) limitation on the ability to foreclose against such property or (iii) in certain circumstances as more fully described below, liability for clean up costs or other remedial actions, which liability could exceed the value of the principal balance of the related mortgage loan or of such mortgaged property.

         Under the laws of many states, contamination on a property may give rise to a lien on the property for cleanup costs. In several states, such a lien has priority over all existing liens (a "superlien") including those of existing mortgages; in these states, the lien of a mortgage contemplated by this transaction may lose its priority to such a superlien.

         Under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), a lender may be liable either to the government or to private parties for cleanup costs on a property securing a loan, even if the lender does not cause or contribute to the contamination. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property, regardless of whether they caused or contributed to the contamination. Many states have laws similar to CERCLA.

         Lenders may be held liable under CERCLA as owners or operators. Excluded from CERCLA's definition of "owner or operator," however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest." This exemption for holders of a security interest such as a secured lender applies only in circumstances where the lender acts to protect its security interest in the contaminated facility or property. Thus, if a lender's activities encroach on the actual management of such facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property (whether it holds the facility or property as an investment or leases it to a third party), the lender may incur potential CERCLA liability.

         Whether actions taken by a lender would constitute such participation in the management of a facility or property, so that the lender loses the protection of this "second creditor exclusion," has been a matter of judicial interpretation of the statutory language, and court decisions have historically been inconsistent. In 1990, the United States Court of Appeals for the Eleventh Circuit suggested, in United States v. Fleet Factors Corp., that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exclusion to the lender, regardless of whether the lender actually exercised such influence. Other judicial decisions did not interpret the secured creditor exclusion as narrowly as did the Eleventh Circuit.

         This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 (the "Asset Conservation Act"), which took effect on September 30, 1996. The Asset Conservation Act provides that in order to be deemed to have participated in the management of a secured property, a lender must actually participate in the operational affairs of the property or of the borrower. The Asset Conservation Act also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exclusion only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the secured property.

         The secured-creditor exemption does not protect a lender from liability under CERCLA in cases where the lender arranges for disposal of hazardous substances or for transportation of hazardous substances. The definition of "hazardous substances" under CERCLA specifically excludes petroleum products, and the secured-creditor exemption does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum (other than heating oil) storage tanks. However, the EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under such rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protections for secured creditors.

         If a lender is or becomes liable, it may bring an action for contribution against the owner or operator who created the environmental hazard, but that person or entity may be bankrupt or otherwise judgment proof. It is possible that cleanup costs could become a liability of the trust fund and occasion a loss to certificateholders in certain circumstances described above if such remedial costs were incurred.

         The related pooling and servicing agreement will provide that the special servicer, acting on behalf of the trustee, may not acquire title to a mortgaged property or take over its operation unless the special servicer has previously determined, based on a report prepared by a person who regularly conducts environmental assessments, that: (i) such mortgaged property is in compliance with applicable environmental laws, or, if not, that taking such actions as are necessary to bring the mortgaged property in compliance therewith is likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions and
(ii) there are no circumstances present at the mortgaged property relating to the use, management or disposal of any hazardous materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation. This requirement effectively precludes enforcement of the security for the related mortgage note until a satisfactory environmental inquiry is undertaken, or that, if any hazardous materials are present for which such action could be required, taking such actions with respect to the affected mortgaged property is reasonably likely to produce a greater recovery on a present value basis, after taking into account any risks associated therewith, than not taking such actions, reducing the likelihood that a given trust fund will become liable for any condition or circumstance that may give rise to any environmental claim affecting a mortgaged property, but making it more difficult to realize on the security for the mortgage loan. However, there can be no assurance that any environmental assessment obtained by the special servicer will detect all possible environmental hazard conditions, that any estimate of the costs of effecting compliance at any mortgaged property and the recovery thereon will be correct, or that the other requirements of the pooling and servicing agreement, even if fully observed by the master servicer or special servicer, as the case may be, will in fact insulate a given trust fund from liability for environmental hazard conditions. Any additional restrictions on acquiring titles to a mortgaged property may be set forth in the related prospectus supplement.

         Unless otherwise specified in the related prospectus supplement, the depositor generally will not have determined whether environmental assessments have been conducted with respect to the mortgaged properties. In any event, it is likely that if any environmental assessments was conducted, with respect to any of the mortgaged properties, it would have been conducted at the time of the origination of the related mortgage loans and not thereafter. If specified in the related prospectus supplement, the seller of the mortgage loan or another person identified therein will represent and warrant that based on an environmental audit, as of the date of the origination of a mortgage loan, the related mortgaged property is not affected by a condition which would reasonably be expected to (1) constitute or result in a violation of applicable environmental laws, (2) require any expenditure material in relation to the principal balance of the related mortgage loan to achieve or maintain compliance in all material respects with any applicable environmental laws, or (3) require substantial cleanup, remedial action or other extraordinary response under any applicable environmental laws in excess of a specified escrowed amount.

         No such person will however, be responsible for any such condition which may arise on a mortgaged property after the date of origination of the related mortgage loan, whether due to actions of the mortgagor, a servicer, or any other person. It may not always be possible to determine whether such a condition arose prior or subsequent to the date of the origination of the related mortgage loan.

         "Hazardous materials" are generally defined under several federal and state statutes, and include dangerous toxic or hazardous pollutants, chemicals, wastes or substances, including, without limitation, those so identified pursuant to CERCLA, and specifically including, asbestos and asbestos containing materials, polychlorinated biphenyls, radon gas, petroleum and petroleum products and urea formaldehyde.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

         Certain of the mortgage loans may contain due-on-sale and due-on-encumbrance clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the mortgagor sells or otherwise transfers or encumbers the mortgaged property. Certain of these clauses may provide that, upon an attempted breach thereof by the mortgagor of an otherwise non-recourse loan, the mortgagor becomes personally liable for the mortgage debt. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms subject to certain limited exceptions. Unless otherwise provided in the related prospectus supplement, a master servicer, on behalf of the trust fund, will determine whether to exercise any right the trustee may have as mortgagee to accelerate payment of any such mortgage loan or to withhold its consent to any transfer or further encumbrance in a manner consistent with the servicing standard.

         In addition, under federal bankruptcy laws, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

SUBORDINATE FINANCING

         Where the mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST, PREPAYMENT CHARGES AND PREPAYMENTS

         Forms of notes and mortgages used by lenders may contain provisions obligating the mortgagor to pay a late charge or additional interest if payments are not timely made, and in some circumstances may provide for prepayment fees or yield maintenance penalties if the obligation is paid prior to maturity or prohibit such prepayment for a specified period. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a mortgagor for delinquent payments. Certain states also limit the amounts that a lender may collect from a mortgagor as an additional charge if the loan is prepaid. The enforceability, under the laws of a number of states of provisions providing for prepayment fees or penalties upon, or prohibition of, an involuntary prepayment is unclear, and no assurance can be given that, at the time a Prepayment Premium is required to be made on a mortgage loan in connection with an involuntary prepayment, the obligation to make such payment, or the provisions of any such prohibition, will be enforceable under applicable state law. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage interest rates, may increase the likelihood of refinancing or other early retirements of the mortgage loans.

ACCELERATION ON DEFAULT

         Unless otherwise specified in the related prospectus supplement, some of the mortgage loans included in the mortgage pool for a series will include a "debt-acceleration" clause, which permits the lender to accelerate the full debt upon a monetary or nonmonetary default of the mortgagor. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default after giving effect to any appropriate notices. The equity courts of the state, however, may refuse to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable. Furthermore, in some states, the mortgagor may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorneys' fees incurred by the lender in collecting such defaulted payments.

APPLICABILITY OF USURY LAWS

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential (including multifamily but not other commercial) first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

         The depositor has been advised by counsel that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of such mortgage loans, any such limitation under such state's usury law would not apply to such mortgage loans.

         In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of such state action will be eligible for inclusion in a trust fund unless (i) the mortgage loan provides for such interest rate, discount points and charges as are permitted in such state or
(ii) the mortgage loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

         Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the borrower may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the borrower to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

CERTAIN LAWS AND REGULATIONS; TYPES OF MORTGAGED PROPERTIES

         The mortgaged properties will be subject to compliance with various federal, state and local statutes and regulations. Failure to comply (together with an inability to remedy any such failure) could result in material diminution in the value of a mortgaged property which could, together with the possibility of limited alternative uses for a particular mortgaged property (e.g., a nursing or convalescent home or hospital), result in a failure to realize the full principal amount of the related mortgage loan. Mortgages on mortgaged properties which are owned by the mortgagor under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. Mortgaged properties which are hotels or motels may present additional risk in that hotels and motels are typically operated pursuant to franchise, management and operating agreements which may be terminable by the operator, and the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchases or foreclosure is subject to the vagaries of local law requirements. In addition, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of such properties.

AMERICANS WITH DISABILITIES ACT

         Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the Disabilities Act, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. In addition to imposing a possible financial burden on the mortgagor in its capacity as owner or landlord, the Disabilities Act may also impose such requirements on a foreclosing lender who succeeds to the interest of the mortgagor as owner of landlord. Furthermore, since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender who is financially more capable than the mortgagor of complying with the requirements of the Disabilities Act may be subject to more stringent requirements than those to which the mortgagor is subject. SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, a mortgagor who enters military service after the origination of such mortgagor's mortgage loan (including a mortgagor who was in reserve status and is called to active duty after origination of the mortgage loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the mortgage loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of certificates, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with such certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected mortgage loan during the mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a mortgage loan goes into default, there may be delays and losses occasioned thereby.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.



                         FEDERAL INCOME TAX CONSEQUENCES

         The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of offered certificates is based on the advice of Brown & Wood LLP, counsel to the depositor. This summary is based on laws, regulations, including REMIC Regulations, rulings and decisions now in effect or with respect to regulations, proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in certificates applicable to all categories of investors, some of which for example, banks and insurance companies -- may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of certificates.

GENERAL

         The federal income tax consequences to certificateholders will vary depending on whether an election is made to treat the trust fund relating to a particular series of certificates as a REMIC under the Code. The prospectus supplement for each series of certificates will specify whether a REMIC election will be made.

GRANTOR TRUST FUNDS

         If a REMIC election is not made, Brown & Wood LLP will deliver its opinion that the trust fund will not be classified as an association taxable as a corporation and that the trust fund will be classified as a grantor trust under subpart E, Part I of subchapter J of Chapter 1 of Subtitle A of the Code. In this case, owners of certificates will be treated for federal income tax purposes as owners of a portion of the trust fund's assets as described in this section of the prospectus.

a.    SINGLE CLASS OF GRANTOR TRUST CERTIFICATES

         Characterization. The trust fund may be created with one class of grantor trust certificates. In this case, each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the trust fund represented by the grantor trust certificates and will be considered the equitable owner of a pro rata undivided interest in each of the mortgage loans and/or MBS in the pool. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any mortgage loan and/or MBS because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each grantor trust certificateholder will be required to report on its federal income tax return in accordance with the grantor trust certificateholder's method of accounting its pro rata share of the entire income from the mortgage loans in the trust fund represented by grantor trust certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the master servicer. Under Code Sections 162 or 212 each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the master servicer, provided that the amounts are reasonable compensation for services rendered to the trust fund. Grantor trust certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent these expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount under Code Section 68(b)--which amount will be adjusted for inflation--will be reduced by the lesser of

         o 3% of the excess of adjusted gross income over the applicable amount and

         o 80% of the amount of itemized deductions otherwise allowable for such taxable year.

         In general, a grantor trust certificateholder using the CASH METHOD OF ACCOUNTING must take into account its pro rata share of income as and deductions as and when collected by or paid to the master servicer or, with respect to original issue discount or certain other income items for which the certificateholder has made an election, as the amounts are accrued by the trust fund on a constant interest basis, and will entitled to claim its pro rata share of deductions, subject to the foregoing limitations, when the amounts are paid or the certificateholder would otherwise be entitled to claim the deductions had it held the mortgage loans and/or MBS directly. A grantor trust certificateholder using an ACCRUAL METHOD OF ACCOUNTING must take into account its pro rata share of income as payment becomes due or is made to the master servicer, whichever is earlier and may deduct its pro rata share of expense items, subject to the foregoing limitations, when the amounts are paid or the certificateholder otherwise would be entitled to claim the deductions had it held the mortgage loans and/or MBS directly. If the servicing fees paid to the master servicer are deemed to exceed reasonable servicing compensation, the amount of the excess could be considered as an ownership interest retained by the master servicer or any person to whom the master servicer assigned for value all or a portion of the servicing fees in a portion of the interest payments on the mortgage loans and/or MBS. The mortgage loans and/or MBS would then be subject to the "coupon stripping" rules of the Code discussed below under "--Stripped Bonds and Coupons."

         Unless otherwise specified in the related prospectus supplement or otherwise provided below in this section of the prospectus, as to each series of certificates, counsel to depositor will have advised depositor that:

         o a grantor trust certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) representing principal and interest payments on mortgage loans and/or MBS will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the mortgage loans and/or MBS represented by that grantor trust certificate are of a type described in that Code section;

         o a grantor trust certificate owned by a real estate investment trust representing an interest in mortgage loans and/or MBS will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest income on the mortgage loan and/or MBS will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code
              Section 856(c)(3)(B), to the extent that the mortgage loans and/or MBS represented by that grantor trust certificate are of a type described in that Code section; and

         o a grantor trust certificate owned by a REMIC will represent "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

         Stripped Bonds and Coupons. Certain trust funds may consist of government securities that constitute "stripped bonds" or "stripped coupons" as those terms are defined in Section 1286 of the Code, and, as a result, these assets would be subject to the stripped bond provisions of the Code. Under these rules, these government securities are treated as having original issue discount based on the purchase price and the stated redemption price at maturity of each security. As such, grantor trust certificateholders would be required to include in income their pro rata share of the original issue discount on each Government Security recognized in any given year on an economic accrual basis even if the grantor trust certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the grantor trust certificateholder in any taxable year may exceed amounts actually received during such year.

         Premium. The price paid for a grantor trust certificate by a holder will be allocated to the holder's undivided interest in each mortgage loan and/or MBS based on each asset's relative fair market value, so that the holder's undivided interest in each asset will have its own tax basis. A grantor trust certificateholder that acquires an interest in mortgage loans and/or MBS at a premium may elect to amortize the premium under a constant interest method, provided that the underlying mortgage loans with respect to the mortgage loans and/or MBS were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such grantor trust certificate. The basis for such grantor trust certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A certificateholder that makes this election for a mortgage loan or MBS or any other debt instrument that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter.

         If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a grantor trust certificate representing an interest in a mortgage loan or MBS acquired at a premium should recognize a loss if a mortgage loan or an underlying mortgage loan with respect to an asset prepays in full, equal to the difference between the portion of the prepaid principal amount of such mortgage loan or underlying mortgage loan that is allocable to the certificate and the portion of the adjusted basis of the certificate that is allocable to such mortgage loan or underlying mortgage loan. If a reasonable prepayment assumption is used to amortize the premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         The Internal Revenue Service has issued Amortizable Bond Premium Regulations. The Amortizable Bond Premium Regulations specifically do not apply to prepayable debt instruments or any pool of debt instruments the yield on which may be affected by prepayments, such as the trust fund, which are subject to Section 1272(a)(6) of the Code. Absent further guidance from the IRS and to the extent set forth in the related prospectus supplement, the trustee will account for amortizable bond premium in the manner described in this section. Prospective purchasers should consult their tax advisors regarding amortizable bond premium and the Amortizable Bond Premium Regulations.

         Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the OID Regulations will be applicable to a grantor trust certificateholder's interest in those mortgage loans and/or MBS meeting the conditions necessary for these sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers other than individuals originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple Classes of Grantor Trust Certificates--Accrual of Original Issue Discount" below.

         Market Discount. A grantor trust certificateholder that acquires an undivided interest in mortgage loans or MBS may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in the asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of the mortgage loan or MBS allocable to the holder's undivided interest over the holder's tax basis in such interest. Market discount with respect to a grantor trust certificate will be considered to be zero if the amount allocable to the grantor trust certificate is less than 0.25% of the grantor trust certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a grantor trust certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of

         o    the total remaining market discount and

         o a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

         For grantor trust certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

         o    the total remaining market discount and

         o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

         For purposes of calculating market discount under any of the above methods in the case of instruments, such as the grantor trust certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a grantor trust certificate purchased at a discount or premium in the secondary market.

         A holder who acquired a grantor trust certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the grantor trust certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for certificates acquired on or after April 4, 1994. If this election were to be made with respect to a grantor trust certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" in this prospectus. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without consent of the IRS.

         Anti-Abuse Rule. The IRS can apply or depart from the rules contained in the OID Regulations as necessary or appropriate to achieve a reasonable result where a principal purpose in structuring a mortgage loan, MBS, or grantor trust certificate or applying the otherwise applicable rules is to achieve a result that is unreasonable in light of the purposes of the applicable statues, which generally are intended to achieve the clear reflection of income for both issuers and holders of debt instruments.

b.    MULTIPLE CLASSES OF GRANTOR TRUST CERTIFICATES

         1.        Stripped Bonds and Stripped Coupons

         Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Section 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created.

         Excess Servicing will be Treated Under the Stripped Bond Rules. If the excess servicing fee is less than 100 basis points, i.e., 1% interest on the principal balance of the assets in the trust fund, or the certificates are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on an asset by asset basis, which could result in some mortgage loans and/or MBS being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and "Multiple Classes of Grantor Trust Certificates--Stripped Bonds and Stripped Coupons".

         Although not entirely clear, a stripped bond certificate generally should be treated as an interest in mortgage loans and/or MBS issued on the day the certificate is purchased for purposes of calculating any OID. Generally, if the discount on a mortgage loan or MBS is larger than a de minimis amount, as calculated for purposes of the OID rules, a purchaser of such a certificate will be required to accrue the discount under the OID rules of the code. See "--Non-REMIC Certificates" and "--Single Class of Grantor Trust Certificates--Original Issue Discount". However, a purchaser of a stripped bond certificate will be required to account for any discount on the mortgage loans and/or MBS as market discount rather than OID if either

         o the amount of OID with respect to the mortgage loans and/or MBS is treated as zero under the OID de minimis rule when the certificate was stripped or

         o no more than 100 basis points, including any excess servicing, is stripped off of the trust fund's mortgage loans and/or MBS.

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of stripped bond certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

         The precise tax treatment of stripped coupon certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each mortgage loan or MBS. Unless otherwise specified in the related prospectus supplement, all payments from a mortgage loan or MBS underlying a stripped coupon certificate will be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from the mortgage loan or MBS would be included in the stated redemption price at maturity for the mortgage loan and/or MBS for purposes of calculating income on the certificate under the OID rules of the Code.

         It is unclear under what circumstances, if any, the prepayment of mortgage loans and/or MBS will give rise to a loss to the holder of a stripped bond certificate purchased at a premium or a stripped coupon certificate. If the certificate is treated as a single instrument rather than an interest in discrete mortgage loans and the effect of prepayments is taken into account in computing yield with respect to the grantor trust certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate sufficiently faster than the assumed prepayment rate so that the certificateholder will not recover its investment. However, if the certificate is treated as an interest in discrete mortgage loans or MBS, or if no prepayment assumption is used, then when a mortgage loan or MBS is prepaid, the holder of the certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the certificate that is allocable to the mortgage loan or MBS.

         Holders of stripped bond certificates and striped coupon certificates are urged to consult with their own tax advisors regarding the proper treatment of these certificates for federal income tax purposes.

         Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in mortgage loans and/or MBS of the type that make up the trust fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the grantor trust certificates, for federal income tax purposes, will be the same as that of the underlying mortgage loans and/or MBS. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, each class of grantor trust certificates, to the extent set forth in the related prospectus supplement, should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v), and interest income attributable to grantor trust certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B), provided that in each case the underlying mortgage loans and/or MBS and interest on such mortgage loans and/or MBS qualify for such treatment. Prospective purchasers to which such characterization of an investment in certificates is material should consult their own tax advisors regarding the characterization of the grantor trust certificates and the income therefrom. Grantor trust certificates will be "obligation(s) . . . which [are] principally secured by an interest in real property" within the meaning of Code
Section 860G(a)(3)(A) and "permitted assets" within the meaning of Code Section 860L(c).

         2. Grantor Trust Certificates Representing Interests in Loans Other Than Adjustable Rate Loans

         The original issue discount rules of Code Sections 1271 through 1275 will be applicable to a certificateholder's interest in those mortgage loans and/or MBS as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of original issue discount in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate borrowers -- other than individuals -- originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such original issue discount could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the mortgage loans and/or MBS. OID on each grantor trust certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a grantor trust certificate representing an interest in mortgage loans and/or MBS other than adjustable rate loans likely will be computed as described below under "--Accrual of Original Issue Discount.." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986. The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments, such as the grantor trust certificates, issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issue date of the mortgage loans and/or MBS should be used, or, in the case of stripped bond certificates or stripped coupon certificates, the date such certificates are acquired. The holder of a certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address certain issued relevant to prepayable securities.

         Under the Code, the mortgage loans and/or MBS underlying the grantor trust certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such mortgage asset's stated redemption price at maturity over its issue price. The issue price of a mortgage loans and/or MBS is generally the amount lent to the lender, which may be adjusted to take into account certain loans origination fees. The stated redemption price at maturity of a mortgage loans and/or MBS is the sum of all payments to be made on these assets other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, to the extent set forth in the related prospectus supplement, utilize the Prepayment Assumption on the issue date of such grantor trust certificate and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. In the absence of such regulations, the Prepayment Assumption used will be the prepayment assumption that is used in determining the offering price of such certificate. No representation is made that any certificate will prepay at the Prepayment Assumption or at any other rate.

         Accrual of Original Issue Discount. Generally, the owner of a grantor trust certificate must include in gross income the sum of the "daily portions," as defined below in this section, of the OID on the grantor trust certificate for each day on which it owns the certificate, including the date of purchase but excluding the date of disposition. In the case of the original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the master servicer or other entity specified in the related prospectus supplement of the portion of OID that accrues during each successive monthly accrual period, or shorter period from the date of original issue, that ends on the day in the calendar year corresponding to each of the distribution dates on the grantor trust certificates, or the day prior to each such date. This will be done, in the case of each full month accrual period, by

         o adding (1) the present value at the end of the accrual period--determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption--of all remaining payments to be received under the Prepayment Assumption on the respective component and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

         o subtracting from that total the "adjusted issued price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a grantor trust certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a grantor trust certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

         Original issue discount generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of original issue discount includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued original issue discount, less prior payments of principal. Accordingly, if the mortgage loans and/or MBS acquired by a certificateholder are purchased at a price equal to the then unpaid principal amount of the asset, no original issue discount attributable to the difference between the issue price and the original principal amount of the asset--i.e., points--will be includible by the holder. Other original issue discount on the mortgage loans and/or MBS--e.g., that arising from a "teaser" rate--would still need to be accrued.

         3. Grantor Trust Certificates Representing Interests in Adjustable Rate Loans

         The OID Regulations do not address the treatment of instruments, such as the grantor trust certificates, which represent interests in adjustable rate loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the master servicer will report Stripped ARM Obligations to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than Adjustable Rate Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of deferred interest to the principal balance of an adjustable rate loan may require the inclusion of the amount in the income of the grantor trust certificateholder when the amount accrues. Furthermore, the addition of deferred interest to the grantor trust certificate's principal balance will result in additional income, including possibly OID income, to the grantor trust certificateholder over the remaining life of such grantor trust certificates.

         Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such certificates.

c.    SALE OR EXCHANGE OF A GRANTOR TRUST CERTIFICATE

         Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the grantor trust certificate. Such adjusted basis generally will equal the seller's purchase price for the grantor trust certificate, increased by the OID included in the seller's gross income with respect to the grantor trust certificate, and reduced by principal payments on the grantor trust certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a grantor trust certificate is a "capital asset" within the meaning of Code Section 1221, except to the extent described above with respect to market discount and will generally be long-term capital gain if the grantor trust certificate has been owned for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

         It is possible that capital gain realized by holders of one or more classes of grantor trust certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a grantor trust certificate will be part of a conversion transaction if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

         o the holder entered the contract to sell the grantor trust certificate substantially contemporaneously with acquiring the grantor trust certificate;

         o    the grantor trust certificate is part of a straddle;

         o the grantor trust certificate is marketed or sold as producing capital gain; or

         o other transactions to be specified in Treasury regulations that have not yet been issued. If the sale or other disposition of a grantor trust certificate is part of a conversion transaction, all or any portion of the gain realized upon the sale or other disposition would be treated as ordinary income instead of capital gain.

         Grantor trust certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

d.    NON-U.S. PERSONS

         The term "U.S. Person" means

         o    a citizen or resident of the United States;

         o a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state;

         o a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state (unless provided otherwise by future Treasury regulations);

         o an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or,

         o a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

         Generally, to the extent that a grantor trust certificate evidences ownership in underlying mortgage loans and/or MBS that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code Section 1441 or 1442 to

         o    an owner that is not a U.S. Person or

         o grantor trust certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty, unless such income is effectively connected with a U.S. trade or business of such owner or beneficial owner.

Accrued OID recognized by the owner on the sale or exchange of such a grantor trust certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a grantor trust certificate evidences ownership in mortgage loans and/or MBS issued after July 18, 1984, by natural persons if such grantor trust certificateholder complies with certain identification requirements, including delivery of a statement, signed by the grantor trust certificateholder under penalties of perjury, certifying that the grantor trust certificateholder is not a U.S. Person and providing the name and address of the grantor trust certificateholder. To the extent payments to grantor trust certificateholders that are not U.S. Persons are payments of "contingent interest" on the underlying mortgage loans and/or MBS, or the grantor trust certificateholder is ineligible for the exemption described in the preceding sentence, the 30% withholding tax will apply unless such withholding taxes are reduced or eliminated by an applicable tax treaty and such holder meets the eligibility and certification requirements necessary to obtain the benefits of such treaty. Additional restrictions apply to mortgage loans and/or MBS where the borrower is not a natural person in order to qualify for the exemption from withholding. If capital gain derived from the sale, retirement or other disposition of a grantor trust certificate is effectively connected with a U.S. trade or business of a grantor trust certificateholder that is not a U.S. Person, certificateholder will be taxed on the net gain under the graduated U.S. federal income tax rates applicable to U.S. Persons and, with respect to grantor trust certificates held by or on behalf of corporations, also may be subject to branch profits tax. In addition, if the trust fund acquires a United States real property interest through foreclosure, deed in lieu of foreclosure or otherwise on a mortgage loan or MBS secured by such an interest, which for this purpose includes real property located in the United States and the Virgin Islands, a grantor trust certificateholder that is not a U.S. person will potentially be subject to federal income tax on any gain attributable to such real property interest that is allocable to such holder. Non-U.S. Persons should consult their tax advisors regarding the application to them of the foregoing rules.

e.    INFORMATION REPORTING AND BACKUP WITHHOLDING

         The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a certificateholder at any time during such year, the information as may be deemed necessary or desirable to assist certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold such certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a grantor trust certificate to, or through, a broker, the broker must withhold 31% of the entire purchase price, unless either

         o the broker determines that the seller is a corporation or other exempt recipient, or

         o the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. person, certifies that the seller is a Non-U.S. Person, and other conditions are met.

Such a sale must also be reported by the broker to the IRS, unless either

         o    the broker determines that the seller is an exempt recipient or

         o the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8 under penalties of perjury, although in some cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax liability.

         On October 6, 1997, the Treasury Department issued new regulations which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

REMICS

         The trust fund relating to a series of certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and "--Prohibited Transactions and Other Taxes" below), if a trust fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "--Taxation of Owners of REMIC Residual Certificates," the Code provides that a trust fund will not be treated as a REMIC for the year and thereafter. In that event, the entity may be taxable as a separate corporation, and the REMIC Certificates may not be accorded the status or given the tax treatment described below in this section. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, no such regulations have been issued. Any relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each trust fund that elects REMIC status, Brown & Wood LLP will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Agreement, the trust fund will qualify as a REMIC, and the related certificates will be considered to be REMIC Regular Certificates or a sole class of REMIC Residual Certificates. The related prospectus supplement for each series of certificates will indicate whether the trust fund will make a REMIC election and whether a class of certificates will be treated as a regular or residual interest in the REMIC.

         A "qualified mortgage" for REMIC purposes includes any obligation, including certificates of participation in such an obligation and any "regular interest" in another REMIC, that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC.

         In general, with respect to each series of certificates for which a REMIC election is made,

         o certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C);

         o certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A); and

         o interest on certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B).

If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets.

         Tiered REMIC Structures. For certain series of certificates, two or more separate elections may be made to treat designated portions of the related trust fund as REMICs for federal income tax purposes. Upon the issuance of any such series of certificates, Brown & Wood LLP, counsel to the depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC Certificates issued by the Master REMIC and the Subsidiary REMIC or REMICs, respectively, will be considered REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

         Other than the residual interest in a Subsidiary REMIC, only REMIC Certificates issued by the Master REMIC will be offered hereunder. The Subsidiary REMIC or REMICs and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be:

         o "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code;

         o "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code; and

         o    whether the income on the certificates is interest described in
              Section 856(c)(3)(B) of the Code.

a.       TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

         General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

         Original Issue Discount and Premium. The REMIC Regular Certificates may be issued with OID. Generally, the OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its "issue price." Holders of any class of certificates issued with OID will be required to include the OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986. The REMIC Regular Certificates should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

         Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of the discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The legislative history provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The prospectus supplement for each series of REMIC Regular Certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular Certificates will prepay at the Prepayment Assumption or at any other rate.

         In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the closing date, the issue price for that class will be treated as the fair market value of that class on the closing date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate. The stated redemption price at maturity of a REMIC Regular Certificate includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of interest if the distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate provided that the interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of the REMIC Regular Certificates includes all distributions of interest as well as principal thereon.

         Where the interval between the issue date and the first distribution date on a REMIC Regular Certificate is longer than the interval between subsequent distribution dates, the greater of any original issue discount, disregarding the rate in the first period, and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the certificates exceeds its issue price for purposes of the de minimis rule described below in this section. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID. Where the interval between the issue date and the first distribution date on a REMIC Regular Certificate is shorter than the interval between subsequent distribution dates, interest due on the first distribution date in excess of the amount that accrued during the first period would be added to the certificate's stated redemption price at maturity. REMIC Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

         Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years, i.e., rounding down partial years, from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Although currently unclear, it appears that the schedule of the distributions should be determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a series of REMIC Regular Certificates will be set forth in the related prospectus supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and the income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         The prospectus supplement with respect to a trust fund may provide for super premium certificates. The income tax treatment of such REMIC Regular Certificates is not entirely certain. For information reporting purposes, the trust fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates is the sum of all payments to be made on such REMIC Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount, which delays future accruals of OID rather than being immediately deductible when prepayments on the mortgage loans and/or MBS exceed those estimated under the Prepayment Assumption. The IRS might contend, however, that certain contingent payment rules contained in final regulations issued on June 11, 1996, with respect to original issue discount, should apply to such certificates. Although such rules are not applicable to instruments governed by Code Section 1272(a)(6), they represent the only guidance regarding the current views of the IRS with respect to contingent payment instruments. These proposed regulations, if applicable, generally would require holders of Regular Interest Certificates to take the payments considered contingent interest payments into income on a yield to maturity basis in accordance with a schedule of projected payments provided by the depositor and to make annual adjustments to income to account for the difference between actual payments received and projected payment amounts accrued. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates should be limited to their principal amount, subject to the discussion below under "--Accrued Interest Certificates", so that such REMIC Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If such a position were to prevail, the rules described below under "--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a super-premium certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such Super-Premium Certificate. Under the REMIC Regulations, if the issue price of a REMIC Regular Certificate, other than REMIC Regular Certificate based on a notional amount, does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a super-premium certificate and the rules described below under "--Premium" should apply. However, it is possible that holders or REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

         Generally, a REMIC Regular certificateholder must include in gross income the "daily portions" of the OID that accrues on a REMIC Regular Certificate for each day a certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period--"an accrual period"--that ends on the day in the calendar year corresponding to a distribution date, or if distribution dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month, and begins on the day after the end of the immediately preceding accrual period or on the issue date in the case of the first accrual period. This will be done, in the case of each full accrual period, by

         o adding (1) the present value at the end of the accrual period -- determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment Assumption -- of all remaining payments to be received on the REMIC Regular Certificates under the Prepayment Assumption and (2) any payments included in the stated redemption price at maturity received during such accrual period, and

         o subtracting from that total the adjusted issue price of the REMIC Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease -- but never below zero -- in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the "daily portions" of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate. In computing the daily portions of OID for such a purchaser, as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity, however, the daily portion is reduced by the amount that would be the daily portion for such day, computed in accordance with the rules set forth above, multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

         (1) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular Certificateholder, who purchased the REMIC Regular Certificate at its issue price, less

         (2) any prior payments included in the stated redemption price at maturity, and the denominator of which is the sum of the daily portions for that REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption.

A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

         Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may provide for interest based on a variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally:

         o    the interest is unconditionally payable at least annually;

         o the issue price of the debt instrument does not exceed the total noncontingent principal payments; and

         o interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on the REMIC Regular Certificates.

         The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount and Premium" by assuming generally that the Index used for the variable rate will remain fixed throughout the term of the certificate at the rate applicable on the date they are issued. Appropriate adjustments are made for the actual variable rate.

         Although unclear at present, the depositor intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on mortgage loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC Regular Certificates will be deemed to be the Index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. No guidance is currently available as to how OID would be determined for debt instruments subject to Code Section 1272(a)(6) that provide for contingent interest. The treatment of REMIC Regular Certificates as contingent payment debt instruments may affect the timing of income accruals on the REMIC Regular Certificates.

         Election to Treat All Interest as OID. The OID Regulations permit a certificateholder to elect to accrue all interest, discount (including de minimis market discount or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such certificateholder acquires during the year of the election or thereafter. Similarly, a certificateholder that makes this election for a certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder owns or acquires. See "--Premium" below. The election to accrue interest, discount and premium on a constant yield method with respect to a certificate is irrevocable without the consent of the IRS.

         Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of (1) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price, determined for this purpose as if the purchaser had purchased such REMIC Regular Certificate from an original holder, over (2) the price for such REMIC Regular Certificate paid by the purchaser. A certificateholder that purchases a REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, the election will apply to all market discount bonds acquired by the certificateholder on or after the first day of the first taxable year to which the election applies.

         Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of the REMIC Regular Certificate's stated redemption price at maturity multiplied by the REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the REMIC Regular Certificate, and gain equal to the allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment, whether a scheduled payment or a prepayment, or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of the payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of

         1)   the total remaining market discount and

         2) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of

         1)   the total remaining market discount and

         2) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments (such as the REMIC Regular Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

         A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry the certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Premium. A purchaser of a REMIC Regular Certificate that purchases the REMIC Regular Certificate at a cost, not including accrued qualified stated interest, greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize the premium under a constant yield method. A certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the legislative history states that the same rules that apply to accrual of market discount, which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such certificates have OID, will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against the interest payment. The Amortizable Bond Premium Regulations do not apply to prepayable securities described in Section 1272(a)(6) of the Code, such as the REMIC Regular Certificates. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

         Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of deferred interest with respect to one or more adjustable rate loans. Any deferred interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of certificates prior to the time distributions of cash with respect to the deferred interest are made. It is unclear, under the OID Regulations, whether any of the interest on certificates will constitute qualified stated interest or whether all or a portion of the interest payable on such certificates must be included in the stated redemption price at maturity of the certificates and accounted for as OID, which could accelerate such inclusion. Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

         Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate. Such adjusted basis generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced, but not below zero, by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over an allocable portion of the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "--Market Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

         Such capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited.

         Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of

         o the amount that would have been includible in the holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code
              Section 1274(d) determined as of the date of purchase of such REMIC Regular Certificate, over

         o    the amount actually includible in such holder's income.

Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income if the REMIC Regular Certificate is held as part of a "conversion transaction" as defined in Code Section 1258(c), up to the amount of interest that would have accrued on the REMIC Regular certificateholder's net investment in the conversion transaction at 120% of the appropriate applicable federal rate under Code
Section 1274(d) in effect at the time the taxpayer entered into the transaction minus any amount previously treated as ordinary income with respect to any prior disposition of property that was held as part of such transaction, or if the REMIC Regular Certificate is held as part of a straddle. Potential investors should consult their tax advisors with respect to tax consequences of ownership and disposition of an investment in REMIC Regular Certificates in their particular circumstances.

         It is possible that capital gain realized by holders of one or more classes of REMIC Regular Certificates could be considered gain realized upon the disposition of property that was part of a "conversion transaction." A sale of a REMIC Regular Certificate will be part of a "conversion transaction" if substantially all of the holder's expected return is attributable to the time value of the holder's net investment, and:

         o the holder entered the contract to sell the REMIC Regular Certificate substantially contemporaneously with acquiring the REMIC Regular Certificate;

         o    the REMIC Regular Certificate is part of a straddle;

         o the REMIC Regular Certificate is marketed or sold as producing capital gains; or

         o other transactions to be specified in Treasury regulations that have not yet been issued. If the sale or other disposition of a REMIC Regular Certificate is part of a conversion transaction, all or a portion of the gain realized upon the sale or other disposition of the REMIC Regular Certificate would be treated as ordinary income instead of capital gain.

         The certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC Regular Certificate by a bank or a thrift institution to which this section applies will be ordinary income or loss.

         The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only provide information pertaining to the appropriate proportionate method of accruing market discount.

         Accrued Interest Certificates. Certificates may provide for payments of interest based on a period that corresponds to the interval between distribution dates but that ends prior to each distribution date. The period between the closing date for payment lag certificates and their first distribution date may or may not exceed the interval. Purchasers of payment lag certificates for which the period between the closing date and the first distribution date does not exceed the interval could pay upon purchase of the REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the distribution date were interest accrued from distribution date to distribution date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to pre-issuance accrued interest and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date and the first payment date is within one year of the issue date that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificate's issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on payment lag certificates. Therefore, in the case of a payment lag certificate, the trust fund intends to include accrued interest in the issue price and report interest payments made on the first distribution date as interest to the extent such payments represent interest for the number of days that the certificateholder has held the payment lag certificate during the first accrual period.

         Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of payment lag certificates.

         Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificateholders that are "pass-through interest holders." Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC" under "Taxation of Owners of REMIC Residual Certificates" below.

         Effects of Defaults, Delinquencies and Losses. Certain series of certificates may contain one or more classes of subordinated certificates, and in the event there are defaults or delinquencies on the mortgage loans and/or MBS, amounts that would otherwise be distributed on the subordinated certificates may instead be distributed on the senior certificates. Subordinated certificateholders nevertheless will be required to report income with respect to such certificates under an accrual method without giving effect to delays and reductions in distributions on the subordinated certificates attributable to defaults and delinquencies on the mortgage loans and/or MBS, except to the extent that it can be established that the amounts are uncollectible. As a result, the amount of income reported by a subordinated certificateholder in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the subordinated certificate is reduced as a result of defaults and delinquencies on the mortgage loans and/or MBS.

         Although not entirely clear, it appears that holders of REMIC Regular Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such certificates becoming wholly or partially worthless, and that, in general, holders of certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such certificates becoming wholly worthless. Potential investors and holders of the certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. These taxpayers are advised to consult their tax advisors regarding the treatment of losses on certificates.

         Non-U.S. Persons. Generally, payments of interest on the REMIC Regular Certificates, including any payment with respect to accrued OID, to a REMIC Regular certificateholder who is not a U.S. Person as defined in "-- Grantor Trust Funds; Non-U.S. Persons and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if:

         o the REMIC Regular certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the issuer;

         o the REMIC Regular certificateholder is not a controlled foreign corporation, within the meaning of Code Section 957, related to the issuer; and

         o the REMIC Regular certificateholder complies with identification requirements, including delivery of a statement, signed by the REMIC Regular certificateholder under penalties of perjury, certifying that the REMIC Regular certificateholder is a foreign person and providing the name and address of the REMIC Regular certificateholder.

If a REMIC Regular certificateholder is not exempt from withholding, distributions of interest to the holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Non-U.S. REMIC Regular Certificateholder of a trade or business within the United States, then the Non-U.S. REMIC Regular Certificateholder will be subject to U.S. income tax at regular graduated rates. Such a Non-U.S. REMIC Regular Certificateholder also may be subject to the branch profits tax.

         Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual that does not actually or constructively own 10% or more of the combined voting power of all classes of equity in the Issuer and will not be subject to United States estate taxes. However, certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates, REMIC Residual Certificateholder and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so. In addition, the IRS may assert that non-U.S. Persons that own directly or indirectly, a greater than 10% interest in any borrower, and foreign corporations that are "controlled foreign corporations" as to the United States of which such a borrower is a "United States shareholder" within the meaning of
Section 951(b) of the Code, are subject to United States withholding tax on interest distributed to them to the extent of interest concurrently paid by the related borrower.

         Information Reporting and Backup Withholding. The master servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during that year, the information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make the information available to beneficial owners or financial intermediaries that hold the REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments to registered owners who are not "exempt recipients." In addition, upon the sale of a REMIC Regular Certificate to, or through, a broker, the broker must withhold 31% of the entire purchase price, unless either:

         o the broker determines that the seller is a corporation or other exempt recipient, or

         o the seller provides, in the required manner, identifying information and, in the case of a non-U.S. Person, certifies that such seller is a non-U.S. Person, and other conditions are met.

         o A sale of a REMIC Regular Certificate to, or through, a broker must also be reported by the broker to the IRS, unless either:

         o    the broker determines that the seller is an exempt recipient, or

         o the seller certifies its non-U.S. Person status and other conditions are met.

Certification of the registered owner's non-U.S. Person status normally would be made on IRS Form W-8 under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

         On October 6, 1997, the Treasury Department issued the New Regulations, which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

b.       TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

         Allocation of the Income of the REMIC to the REMIC Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which the holder owns any REMIC Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding REMIC Residual Certificates that the holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the certificates or as debt instruments issued by the REMIC.

         A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests, that is, a fast-pay, slow-pay structure, may generate such a mismatching of income and cash distributions that is, "phantom income". This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying mortgage loans and/or MBS and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder or cause the REMIC Residual Certificate to have negative "value." Investors should consult their own tax advisors concerning the federal income tax treatment of a REMIC Residual Certificate and the impact of the tax treatment on the after-tax yield of a REMIC Residual Certificate.

         A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that the REMIC Residual Certificateholder owns the REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC Residual Certificateholder, as described above. The legislative history indicates that certain adjustments may be appropriate to reduce or increase the income of a subsequent holder of a REMIC Residual Certificate that purchased the REMIC Residual Certificate at a price greater than or less than the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual Certificates" below. It is not clear, however, whether the adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

         Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of

         o the income from the mortgage loans and/or MBS and the REMIC's other assets and

         o the deductions allowed to the REMIC for interest and OID on the REMIC Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the REMIC," other expenses.

REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

         o the limitations on deductibility of investment interest expense and expenses for the production of income do not apply;

         o    all bad loans will be deductible as business bad debts; and

         o the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the mortgage loans, reduced by amortization of any premium on the mortgage loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual Certificateholders resulting from defaults and delinquencies on mortgage loans and/or MBS may differ from the time of the actual loss on the assets. The REMIC's deductions include interest and original issue discount expense on the REMIC Regular Certificates, servicing fees on the mortgage loans, other administrative expenses of the REMIC and realized losses on the mortgage loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no certificates of any class of the related series outstanding.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates, or, if a class of certificates is not sold initially, its fair market value. The aggregate basis will be allocated among the mortgage loans and/or MBS and other assets of the REMIC in proportion to their respective fair market value. A mortgage loan or MBS will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less than or greater than its principal balance, respectively. Any such discount, whether market discount or OID, will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to the income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The REMIC may elect under Code Section 171 to amortize any premium on the mortgage loans and/or MBS. Premium on any mortgage loan or MBS to which the election applies would be amortized under a constant yield method. It is not clear whether the yield of a mortgage loan or MBS would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

         The REMIC will be allowed a deduction for interest and OID on the REMIC Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

         A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Regular Certificate to reflect any difference between the actual cost of the REMIC Residual Certificate to the holder and the adjusted basis the REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of the REMIC to the REMIC Residual Certificates" above.

         Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. The net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that the net loss exceeds the holder's adjusted basis in the REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by the REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

         Mark-to-Market Rules. Prospective purchasers of a REMIC Residual Certificate should be aware that the IRS has finalized Mark-to-Market Regulations which provide that a REMIC Residual Certificate acquired after January 3, 1995 cannot be marked to market. The Mark-to-Market Regulations replaced the temporary regulations which allowed a Residual Certificate to be marked to market provided that it was not a "negative value" residual interest and did not have the same economic effect as a "negative value" residual interest.

         Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the REMIC Residual Certificates. In the case of a single class REMIC, however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each certificateholder on that day. In general terms, a single class REMIC is one that either:

         o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

         o is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules.

Unless otherwise stated in the applicable prospectus supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to holders of the related REMIC Regular Certificates.

         In the case of individuals or trusts, estates or other persons that compute their income in the same manner as individuals, who own an interest in a REMIC Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries, e.g., a partnership, an S corporation or a grantor trust, such expenses will be deductible under Code
Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the applicable amount will be reduced by the lesser of

         o 3% of the excess of the individual's adjusted gross income over the applicable amount or

         o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

The amount of additional taxable income recognized by REMIC Residual Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders other than corporations subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Accordingly, investment in REMIC Residual Certificates will in general not be suitable for individuals or for certain pass-through entities, such as partnerships and S corporations, that have individuals as partners or shareholders.

         Excess Inclusions. A portion of the income on a REMIC Residual Certificate, referred to in the Code as an "excess inclusion", for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion:

         o may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder;

         o will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual
              Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income, as discussed under "--Tax-Exempt Investors" below; and

         o is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor, as discussed under "--Residual Certificate Payments--Non-U.S. Persons" below.

         Except as discussed in the following paragraph, with respect to any REMIC Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (1) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (2) the sum of the "daily accruals" for all days during the calendar quarter on which the REMIC Residual Certificateholder holds a REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued. For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased--but not below zero--by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of the quarter. The "federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to the REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by the shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by the shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

         The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

         In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. Third, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. The effect of this last statutory amendment is to prevent the use of nonrefundable tax credits to reduce a taxpayer's income tax below its tentative minimum tax computed only on excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

         Payments. Any distribution made on a REMIC Residual Certificate to a REMIC Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate. To the extent a distribution exceeds the adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate.

         Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate except that the recognition of loss may be limited under the "wash sale" rules described in the next paragraph. A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of the REMIC Residual Certificate to the REMIC Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate, and decreased--but not below zero--by the net losses that have been allowed as deductions to the REMIC Residual Certificateholder with respect to the REMIC Residual Certificate and by the distributions received thereon by the REMIC Residual Certificateholder. In general, the gain or loss will be capital gain or loss provided the REMIC Residual Certificate is held as a capital asset. The capital gain or loss will generally be long-term capital gain or loss if the REMIC Regular Certificate was held for more than one year. Long-term capital gains of individuals are subject to reduced maximum tax rates while capital gains recognized by individuals on capital assets held less than twelve months are generally subject to ordinary income tax rates. The use of capital losses is limited. However, REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code
Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss. In addition, a transfer of a REMIC Residual Certificate that is a "noneconomic residual interest" may be subject to different rules. See "--Tax Related Restrictions on Transfers of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" below.

         Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool", as defined in Code Section 7701(i), during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

PROHIBITED TRANSACTIONS AND OTHER TAXES

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions". In general, subject to certain specified exceptions, a prohibited transaction means:

         o    the disposition of a mortgage loan or MBS,

         o the receipt of income from a source other than a mortgage loan or MBS or certain other permitted investments,

         o    the receipt of compensation for services, or

         o gain from the disposition of an asset purchased with the payments on the mortgage loans and/or MBS for temporary investment pending distribution on the certificates.

It is not anticipated that the trust fund for any series of certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a trust fund as to which an election has been made to treat the trust fund as a REMIC made after the day on which the trust fund issues all of its interests could result in the imposition of the Contributions Tax. No trust fund for any series of certificates will accept contributions that would subject it to such tax.

         In addition, a trust fund as to which an election has been made to treat the trust fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

         Where any prohibited transactions tax, contributions tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any series of certificate arises out of or results from

         o a breach of the servicer's, trustee's or depositor's obligations, as the case may be, under the related Agreement for such series, such tax will be borne by the servicer, trustee or depositor, as the case may be, out of its own funds or

         o J.P. Morgan Commercial Mortgage Finance Corp.'s obligation to repurchase a mortgage loan,

such tax will be borne by J.P. Morgan Commercial Mortgage Finance Corp. In the event that the servicer, trustee or depositor, as the case may be, fails to pay or is not required to pay any prohibited transactions tax, contributions tax, tax on net income from foreclosure property or state or local income or franchise tax, the tax will be payable out of the trust fund for the series and will result in a reduction in amounts available to be distributed to the certificateholders of the series.

LIQUIDATION AND TERMINATION

         If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets other than cash within a 90-day period beginning on such date, the REMIC will not be subject to any prohibited transaction tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash, other than the amounts retained to meet claims, to holders of Regular and REMIC Residual Certificates within the 90-day period.

         The REMIC will terminate shortly following the retirement of the REMIC Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

ADMINISTRATIVE MATTERS

         Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the REMIC Residual Certificateholders will be treated as the partners. Information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual Certificate on any day in the previous calendar quarter.

         Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

TAX-EXEMPT INVESTORS

         Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual Certificate that is considered an excess inclusion. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above.

RESIDUAL CERTIFICATE PAYMENTS--NON-U.S. PERSONS

         Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons (see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" above) are treated as interest for purposes of the 30% or lower treaty rate, United States withholding tax. Amounts distributed to holders of REMIC Residual Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed, or when the REMIC Residual Certificate is disposed of, under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax, for example, where the REMIC Residual Certificates do not have significant value. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30%, or lower treaty rate, withholding will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual Certificates, see "--Tax Related Restrictions on Transfers of REMIC Residual Certificates" below.

         REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

TAX RELATED RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES

         Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in the entity are not held by "disqualified organizations". Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (A) an amount, as determined under the REMIC Regulations, equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and (B) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transfer unless the transfer is through an agent, including a broker or other middleman, for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means:

         (A) the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such government agency);

         (B) any organization, other than certain farmers' cooperatives, generally exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income"; and

         (C)  a rural electric or telephone cooperative.

         A tax is imposed on a "pass-through entity" holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity, provided that all partners of an "electing large partnership" as defined in
Section 775 of the Code, are deemed to be disqualified organizations. The amount of the tax is equal to the product of (A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means:

         o a regulated investment company, real estate investment trust or common trust fund;

         o    a partnership, trust or estate; and

         o    certain cooperatives.

Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. Electing large partnerships --generally, non-service partnerships with 100 or more members electing to be subject to simplified IRS reporting provisions under Code sections 771 through 777 -- will be taxable on excess inclusion income as if all partners were disqualified organizations.

         In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the master servicer. The master servicer will grant consent to a proposed transfer only if it receives the following:

         o an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual Certificate as a nominee or agent for a disqualified organization, and

         o a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

         Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual Certificate to a U.S. Person unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate, including a REMIC Residual Certificate with a positive value at issuance, unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,

         o the present value of the expected future distributions on the REMIC Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and

         o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if:

         o the transferor conducted a reasonable investigation of the transferee, and

         o the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due.

If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

         Foreign Investors. The REMIC Regulations provide that the transfer of a REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless the transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United States trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC Regulations regarding transfers of REMIC Residual Certificates that have tax avoidance potential to foreign persons are effective for all transfers after June 30, 1992. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless the person provides the trustee with a duly completed IRS Form 4224 or applicable successor form adopted by the IRS for such purpose and the trustee consents to the transfer in writing.

         Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

                              ERISA CONSIDERATIONS

GENERAL

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA and on certain other retirement plans and arrangements (including, but not limited to individual retirement accounts and Keogh plans) ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA or Section 4975 of the Code, and assets of these plans may be invested in the certificates without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any governmental or church plan that is not subject to ERISA but is qualified under
Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

GENERAL

         Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions involving a Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest which engage in nonexempt prohibited transactions.

         The United States Department of Labor ("Labor") has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA to be assets of the Plan unless exception applies.

         Under the terms of the regulation, the Trust may be deemed to hold plan assets by reason of a Plan's investment in a certificate; such plan assets would include an undivided interest in the mortgage loans and any other assets held by the trust. In this event, the Depositor, the servicers, the trustee, any insurer of the mortgage assets and other persons, in providing services with respect to the assets of the Trust, may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the Code), with respect to transactions involving the plan assets unless such transactions are subject to a statutory, regulatory or administrative exemption.

         The regulations contain a de minimis safe-harbor rule that exempts any entity from plan assets status as long as the aggregate equity investment in such entity by Plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own 25% or more of the value of any class of equity interest (excluding from the calculation the value of equity interests held by persons who have discretionary authority or control with respect to the assets of the entity (or held by affiliates of such persons)). "Benefit plan investors" include Plans and employee benefit plans not subject to ERISA (e.g., governmental and foreign plans) and entities whose underlying assets include plan assets by reason of Plan investment in such entities. To fit within this safe harbor, benefit plan investors must own less than 25% of each class of certificates, regardless of the portion of total equity value represented by such class, on an ongoing basis.

AVAILABILITY OF UNDERWRITER'S EXEMPTION FOR CERTIFICATES

         Labor has granted to J.P. Morgan Securities Inc. Prohibited Transaction Exemption 90-23 (the "Exemption"), which exempts from the application of the prohibited transaction rules transactions relating to: (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which J.P. Morgan Securities Inc. or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of these asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied.

         The Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the certificates or a transaction in connection with the servicing, operation and management of the trust fund may be eligible for exemptive relief thereunder:

         (1) The acquisition of the certificates by a Plan is on terms (including the price for such certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

         (2) The rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

         (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest rating categories from any of Duff & Phelps Inc., Fitch IBCA, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Group (each, a "rating agency");

         (4) The trustee is not an affiliate of the underwriters, the Depositor, the servicers, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust, or any of their respective affiliates (the "Restricted Group");

         (5) The sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting such certificates; the sum of all payments made to and retained by the Depositor pursuant to the sale of the mortgage loans to the trust represents not more than the fair market value of such mortgage loans; the sum of all payments made to and retained by the servicers represent not more than reasonable compensation for the servicers' services under the agreements and reimbursement of the servicer's reasonable expenses in connection therewith; and

         (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 as amended.

         The trust fund must also meet the following requirements:

         (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

         (ii) certificates evidencing interests in such other investment pools must have been rated in one of the three highest rating categories of a rating agency for at least one year prior to the Plan's acquisition of the certificates; and

         (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of the certificates.

         On July 21, 1997, Labor published in the Federal Register an amendment to the Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans or other secured receivables supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date, instead of requiring that all such receivables be either identified or transferred on or before the closing date. The relief is available when certain conditions are met.

         Moreover, the Exemption provides relief from certain self-dealing/conflict of interest prohibited transactions that may occur when any person who has discretionary authority or renders investment advice with respect to the investment of plan assets causes a Plan to acquire certificates in a trust, provided that, among other requirements: (i) such person (or its affiliate) is an obligor with respect to five percent or less of the fair market value of the obligations or receivables contained in the trust; (ii) the Plan is not a plan with respect to which any member of the Restricted Group is the "plan sponsor" (as defined in Section 3(16)(B) of ERISA); (iii) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the Restricted Group; (iv) a Plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and (v) immediately after the acquisition, no more than twenty-five percent of the assets of any Plan with respect to which such person has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity. The Exemption does not apply to Plans sponsored by any member of the Restricted Group.

         Before purchasing a certificate, a fiduciary of a Plan should itself confirm (a) that the certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied.

REVIEW BY PLAN FIDUCIARIES

         Any Plan fiduciary considering whether to purchase any certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. The prospectus supplement with respect to a series of certificates may contain additional information regarding the application of the Exemption, or another exemption with respect to the certificates offered thereby.

                                LEGAL INVESTMENT

         The prospectus supplement for each series of offered certificates will identify those classes of offered certificates, if any, which constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Such classes will constitute "mortgage related securities" for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization (the "SMMEA Certificates"). As "mortgage related securities," the SMMEA Certificates will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia enacted legislation, on or before the October 4, 1991 cutoff established by SMMEA for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by such legislation will be authorized to invest in SMMEA Certificates only to the extent provided in the legislation. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the offered certificates constitute legal investments for them.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

         Institutions where investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of offered certificates. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS"), the National Credit Union Administration ("NCUA") or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any offered certificate. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 (the "Policy Statement"). The Policy Statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC, the OTS and the NCUA (with certain modifications), with respect to the depository institutions that they regulate. The Policy Statement prohibits depository institutions from investing in certain "high-risk mortgage securities" (including securities such as certain classes of offered certificates), except under limited circumstances, and sets forth certain investment practices deemed to be unsuitable for regulated institutions. The NCUA issued final regulations effective December 2, 1991 that restrict and in some instances prohibit the investment by federal credit unions in certain types of mortgage related securities.

         In September 1993 the National Association of Insurance Commissioners released a draft model investment law (the "Model Law") which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the Model Law and other restrictions.

         If specified in the related prospectus supplement, other classes of offered certificates offered pursuant to this prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of this offered certificate under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such offered certificates, may be subject to significant interpretive uncertainties.

         Notwithstanding SMMEA, there may be other restrictions on the ability of certain investors, including depository institutions, either to purchase any offered certificates or to purchase offered certificates representing more than a special percentage of the investors' assets.

         Except as to the status of SMMEA certificates identified in the prospectus supplement for a series as "mortgage related securities" under SMMEA, the Depositor will make no representations as to the proper characterization of the certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any offered certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of the certificates.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

         There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase offered certificates or to purchase offered certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

                              PLAN OF DISTRIBUTION

         The offered certificates offered hereby and by the Supplements to this prospectus will be offered in series. The distribution of the certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the prospectus supplement, the offered certificates will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by J.P. Morgan Securities Inc. ("JPMSI") acting as underwriter with other underwriters, if any, named therein. In such event, the prospectus supplement may also specify that the underwriters will not be obligated to pay for any offered certificates agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the depositor. In connection with the sale of offered certificates, underwriters may receive compensation from the depositor or from purchasers of offered certificates in the form of discounts, concessions or commissions. The prospectus supplement will describe any such compensation paid by the depositor.

         Alternatively, the prospectus supplement may specify that offered certificates will be distributed by JPMSI acting as agent or in some cases as principal with respect to offered certificates that it has previously purchased or agreed to purchase. If JPMSI acts as agent in the sale of offered certificates, JPMSI will receive a selling commission with respect to such offered certificates, depending on market conditions, expressed as a percentage of the aggregate certificate balance or notional amount of the offered certificates as of the Cut-off Date. The exact percentage for each series of certificates will be disclosed in the related prospectus supplement. To the extent that JPMSI elects to purchase offered certificates as principal, JPMSI may realize losses or profits based upon the difference between its purchase price and the sales price. The prospectus supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of offered certificates of the series.

         The depositor will indemnify JPMSI and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments JPMSI and any underwriters may be required to make in respect thereof.

         In the ordinary course of business, JPMSI and the depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the certificates.

         The offered certificates will be sold primarily to institutional investors. Purchasers of the offered certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of offered certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

         As to each series of certificates, only those classes rated in an investment grade rating category by any rating agency will be offered hereby. Any non-investment grade class may be initially retained by the Depositor, and may be sold by the depositor at any time in private transactions.

                                  LEGAL MATTERS

         Certain legal matters in connection with the certificates, including certain federal income tax consequences, will be passed upon for the depositor by Brown & Wood LLP, New York, New York.

                              FINANCIAL INFORMATION

         A new trust fund will be formed with respect to each series of certificates and no trust fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of certificates. Accordingly, no financial statements with respect to any trust fund will he included in this prospectus or in the related prospectus supplement.

                                     RATING

         It is a condition to the issuance of any class of offered certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a rating agency.

         Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                GLOSSARY OF TERMS


         "Accrual Certificates" means certificates which provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of certificates of such series

         "Accrued Certificate Interest" means, with respect to each class of certificates and each distribution date, other than certain classes of Stripped Interest Certificates, the amount equal to the interest accrued for a specified period on the outstanding certificate balance immediately prior to the distribution date, at the applicable pass-through rate, as described in "Distributions of Interest on the Certificates" in this prospectus.

         "ARM Loans" means mortgage loans with floating mortgage interest rates.

         "Available Distribution Amount" means the sum of the following amounts:

                  (i) the total amount of all cash on deposit in the related Distribution account as of the corresponding Determination Date, including servicer advances, net of any scheduled payments due and payable after such Distribution Date;

                  (ii) interest or investment income on amounts on deposit in the Distribution account, including any net amounts paid under any Cash Flow Agreements; and

                  (iii) to the extent not on deposit in the related Distribution account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

          "Cede" means Cede & Company.

         "CMBS" means pass-through certificates or other mortgage-backed securities evidencing interests in or secured by one or more mortgage loans, certificates or securities.

         "CMBS Trustee" means a trustee or a custodian under the CMBS Agreement.

         "Constant Prepayment Rate" or "CPR" means a rate that represents an assumed constant rate of prepayment each month (which is expressed on a per annum bases) relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. CPR does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans.

         "Cooperative" means a private cooperative housing corporation.

         "Covered Trust" means a form of credit support that covers more than one series of certificates.

          "Debt Service Coverage Ratio" means, with respect to a mortgage loan at any given time, the ratio of the Net Operating Income for a twelve-month period to the annualized scheduled payments on the mortgage loan.

          "DTC" means The Depository Trust Company.

         "Equity Participations" means provisions entitling the lender to a share of profits realized from the operation or disposition of a mortgaged property.

         "Loan-to-Value Ratio" means, with respect to a mortgage loan at any given time, the ratio (expressed as a percentage) of the then outstanding principal balance of the mortgage loan to the value of the related mortgaged property. The "value" of a mortgaged property, other than with respect to refinance loans, is generally the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and (b) the sales price for such property. "Refinance loans" are loans made to refinance existing loans. Unless otherwise set forth in the related prospectus supplement, the value of the mortgaged property securing a refinance loan is the appraised value thereof determined in an appraisal obtained at the time of origination of the refinance loan. The value of a mortgaged property as of the date of initial issuance of the related series of certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

         "Lock-out Date" means the date of expiration of the Lockout Period.

         "Lock-out Period" means a period during which prepayments on a mortgage loan are prohibited.

          "Net Operating Income" means, for any given period, unless otherwise specified in the related prospectus supplement, the total operating revenues derived from a mortgaged property during that period, minus the total operating expenses incurred in respect of the mortgaged property during that period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans secured by the mortgaged property. The Net Operating Income of a mortgaged property will fluctuate over time and may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time.

         "Pass-Through Rate" means the fixed, variable or floating rate per annum at which any class of certificates accrues interest.

         "REMIC" means a "real estate mortgage investment conduit" under the Internal Revenue Code of 1986.

         "REMIC certificates" means a certificate issued by a trust fund relating to a series of certificate where an election is made to treat the trust fund as a REMIC.

         "RED Property" means any mortgaged property acquired on behalf of the trust fund in respect of a defaulted mortgage loan through foreclosure, deed in lieu of foreclosure or otherwise.

         "Retained Interest" means an interest in an asset which represents a specified portion of the interest payable. the Retained Interest will be deducted from borrower payments as received and will not be part of the related trust fund.

         "Senior Certificates" means certificates which are senior to one or more other classes of certificates in respect of certain distributions on the certificates.

         "Stripped Interest Certificates" means certificates which are entitled to interest distributions with disproportionately low, nominal or no principal distributions.

         "Stripped Principal Certificates" means certificates which are entitled to principal distributions with disproportionately low, nominal or no interest distributions.

         "Subordinate Certificates" means certificates which are subordinate to one or more other classes of certificates in respect of certain distributions on the certificates.

         "Warranting Party" means the person making or assigning representations and warranties

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.*

         The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates being offered hereunder, other than underwriting discounts and commissions:

         SEC Registration Fee........................................$  278
         Printing and Engraving Fees...................................  **
         Legal Fees and Expenses.......................................  **
         Accounting Fees and Expenses..................................  **
         Trustee Fees and Expenses.....................................  **
         Rating Agency Fees............................................  **
         Miscellaneous.................................................  **

              Total....................................................  **
         ----------
         * All amounts except the SEC Registration Fee are estimates of expenses.

         **    To be completed upon Amendment.

ITEM 15.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Under the proposed form of Underwriting Agreement, the Underwriter is obligated under certain circumstances to indemnify officers and directors of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") who sign the Registration Statement, and certain controlling persons of the Company, against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Act") and the Securities Exchange Act of 1934, as amended.

         The Company's Certificate of Incorporation provides for indemnification of directors and officers of the Company to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they are or were such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

         The Pooling and Servicing Agreement will provide that no director, officer, employee or agent of the Company will be liable to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action pursuant to the Pooling and Servicing Agreement, except for such person's own misfeasance, bad faith or gross negligence in the performance of duties. The Pooling and Servicing Agreement will provide further that, with the exceptions stated above, any director, officer, employee or agent of the Company will be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the Certificates, other than any loss, liability or expense (i) related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to the Pooling and Servicing Agreement), (ii) incurred in connection with any violation by him or her of any state or federal securities law or (iii) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the Pooling and Servicing Agreement.

ITEM 16.     EXHIBITS.

     1.1   Form of Underwriting Agreement*
     3.1   Certificate of Incorporation of the Company*
     3.2   By-laws of the Company*
     4.1   Form of Pooling and Servicing Agreement*
     4.2   Form of Servicing Agreement*
     5.1   Opinion of Brown & Wood LLP as to legality of the Certificates
     8.1   Opinion of Brown & Wood LLP as to certain tax matters
    24.1   Consent of Brown & Wood LLP (included in Exhibits 5.1 and 8.1 hereto)
    25.1   Powers of Attorney (included in Part II)
           ----------------
           * Incorporated by reference to the Registration Statement on Form S-3 (Reg. No. 333-63589)


ITEM 17.       UNDERTAKINGS.

A.   Undertaking in respect of indemnification.

         Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

B.   Undertaking pursuant to Rule 415 Offering.

         The Registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Act;

                  (ii) to reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

              (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

C.   Undertaking in respect of incorporation by reference.

         The Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 16, 1999.

                                             J.P. MORGAN COMMERCIAL MORTGAGE
                                               FINANCE CORP.


                                             By  /s/ Michael A. Jungman
                                                 --------------------------
                                                 Michael A. Jungman
                                                 President


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that William S. Demchak, Debra F. Stone, Robert Salvucci and Michael A. Jungman, each whose signature appears below constitutes and appoints each of Michael A. Jungman, Lawrence J. Blume and Bianca A. Russo, or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on September 16, 1999.




            SIGNATURE                  TITLE


/s/ William S. Demchak           Director, Chairman of the Board
---------------------------
    William S. Demchak

/s/ Michael A. Jungman           Director, President
---------------------------         (Principal Executive Officer)
   Michael A. Jungman

/s/ Debra F. Stone               Director
---------------------------
   Debra F. Stone


/s/ Robert Salvucci              Controller
---------------------------         (Principal Accounting and Financial Officer)
   Robert Salvucci

EXHIBIT INDEX


Exhibit No.     Description                                            Page No.
-----------     -----------                                            --------

1.1             Form of Underwriting Agreement*

3.1             Certificate of Incorporation of the Company*

3.2             By-laws of the Company*

4.1             Form of Pooling and Servicing Agreement*

4.2             Form of Servicing Agreement*

5.1             Opinion of Brown & Wood LLP as to legality of
                  the Certificates

8.1             Opinion of Brown & Wood LLP as to certain
                  tax matters

24.1            Consent of Brown & Wood LLP (included in
                  Exhibits 5.1 and 8.1 hereto)

25.1            Powers of Attorney (included in Part II)

----------------

* Incorporated by reference to the Registration Statement on Form S-3 (Reg. No. 333-63589)



                                                                EXHIBIT 5.1


                                BROWN & WOOD LLP
                             ONE TRADE WORLD CENTER
                            NEW YORK, N.Y. 10048-0557
                             TELEPHONE: 212-839-5300
                             FACSIMILE: 212-839-5599



                                             September 17, 1999


J.P. Morgan Commercial
  Mortgage Finance Corp.
60 Wall Street
New York, New York 10260-0060


                  Re: J.P. Morgan Commercial Mortgage Finance Corp., Registration Statement on Form S-3
                           -----------------------------------------


Ladies and Gentlemen:

         We have acted as counsel to J.P. Morgan Commercial Mortgage Finance Corp., a Delaware corporation (the "Registrant"), in connection with the Registration Statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), on September 17, 1998 for the registration under the Act of Mortgage Pass-Through Certificates (the "Certificates"). Each series of such Certificates will be issued pursuant to a separate pooling and servicing agreement (the "Pooling and Servicing Agreement"), among the Registrant, a trustee, a master servicer or servicer and/or a special servicer, each to be identified in the prospectus supplement for such series of Certificates.

         We have made such investigation of law as we deem appropriate and have examined the proceedings heretofore taken and are familiar with the procedures proposed to be taken by the Registrant in connection with the authorization, issuance and sale of such Certificates.

         Based on the foregoing, we are of the opinion that:

         (i) When each Pooling and Servicing Agreement in respect of which we have participated as your counsel has been duly authorized by all necessary corporate action and has been duly executed and delivered, it will constitute a valid and binding obligation of the Registrant enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

         (ii) When the issuance, execution and delivery of the Certificates in respect of which we have participated as your counsel have been duly authorized by all necessary corporate action, and when such Certificates have been duly executed, authenticated and delivered and sold as described in the Registration Statement, such Certificates will be legally and validly issued and the holders of such Certificates will be entitled to the benefits provided by the Pooling and Servicing Agreement pursuant to which such Certificates were issued.

         In rendering the foregoing opinions, we have assumed the accuracy and truthfulness of all public records of the Registrant and of all certifications, documents and other proceedings examined by us that have been executed or certified by officials of the Registrant acting within the scope of their official capacities and have not verified the accuracy or truthfulness thereof. We have also assumed the genuineness of the signatures appearing upon such public records, certifications, documents and proceedings. In addition, we have assumed that each such Pooling and Servicing Agreement and the related Certificates will be executed and delivered in substantially the form filed as exhibits to the Registration Statement, and that such Certificates will be sold as described in the Registration Statement. We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to this firm under the heading "Legal Matters" in the Prospectus and the Prospectus Supplement forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                             Very truly yours,

                                             BROWN & WOOD LLP




                                                                  EXHIBIT 8.1

                                BROWN & WOOD LLP
                             ONE TRADE WORLD CENTER
                            NEW YORK, N.Y. 10048-0557
                             TELEPHONE: 212-839-5300
                             FACSIMILE: 212-839-5599


                                             September 17, 1999


J.P. Morgan Commercial
  Mortgage Finance Corp.
60 Wall Street
New York, New York 10260-0060


                  Re: J.P. Morgan Commercial Mortgage Finance Corp., Registration Statement on Form S-3
                           -----------------------------------------


Ladies and Gentlemen:

         We have acted as counsel to J.P. Morgan Commercial Mortgage Finance Corp., a Delaware corporation (the "Registrant"), in connection with the issuance and sale of its Mortgage Pass-Through Certificates that evidence interests in certain pools of mortgage loans (the "Certificates"). Each series of Certificates will be issued pursuant to a Pooling and Servicing Agreement among the Registrant, a trustee, a master servicer or servicer and/or a special servicer, each to be specified in the prospectus supplement for such series of Certificates. We have advised the Registrant with respect to certain federal income tax consequences of the proposed issuance of the Certificates. This advice is summarized under the headings "Summary of Prospectus -- Tax Status of the Certificates" and "Federal Income Tax Consequences" in the Prospectus and "Summary of Prospectus Supplement --Tax Status" and "Certain Federal Income Tax Consequences" in the Prospectus Supplement relating to the Certificates in respect of which we participated as your counsel, all as part of the Registration Statement on Form S-3 (the "Registration Statement"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), on September 17, 1998 for the registration of such Certificates under the Act. The information set forth in the Prospectus and the Prospectus Supplement under the captions "Summary of Prospectus -- Tax Status of the Certificates", "Federal Income Tax Consequences" and "Summary of Prospectus Supplement -- Tax Status", to the extent that it constitutes matters of law or legal conclusions, is correct in all material respects.

         We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to a reference to this firm (as counsel to the Registrant) under the heading "Federal Income Tax Consequences" in the Prospectus forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of this Registration Statement, including this exhibit.

                                             Very truly yours,

                                             BROWN & WOOD LLP